                                    TRUSTEES
                                Robert H. Arnold
                                  Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                              William P. Richards
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                         Robert J. Christian, President
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                 ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------

                   WILMINGTON PREMIER MONEY MARKET PORTFOLIO

                               OF WT MUTUAL FUND
                                 SERVICE SHARES
--------------------------------------------------------------------------------

                          PROSPECTUS DATED MAY 1, 2002

     This prospectus gives vital information about the Wilmington Premier Money Market Portfolio, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     Please note that this Portfolio:

         --  is not a bank deposit

         -- is not an obligation of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

         --  is not federally insured

         -- is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency

         --  is not guaranteed to achieve its goals

         --  may not be able to maintain a stable $1 share price

     Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                            PORTFOLIO DESCRIPTION

A look at the goals,
strategies,
risks and expenses of the
Portfolio.                       Summary.......................................3

                                 Performance Information.......................5

                                 Fees and Expenses.............................6

                                 Example.......................................7

                                 Investment Objective..........................7

                                 Primary Investment Strategies.................8

                                 Additional Risk Information...................9

Details about the service
providers.                  MANAGEMENT OF THE PORTFOLIO

                                 Investment Adviser...........................10

                                 Service Providers............................11

Policies and instructions
for
opening, maintaining and
closing an account in the
Portfolio.                  SHAREHOLDER INFORMATION

                                 Pricing of Shares............................12

                                 Purchase of Shares...........................12

                                 Redemption of Shares.........................13

                                 Exchange of Shares...........................15

                                 Distributions................................16

                                 Taxes........................................16

Details on the Portfolio's
shareholder service fees,
share
classes and master/feeder
arrangement.                DISTRIBUTION ARRANGEMENTS

                                 Shareholder Service Fees.....................17

                                 Master/Feeder Structure......................17

                                 Share Classes................................17

                            FOR MORE
INFORMATION...                                                                18

For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                   WILMINGTON PREMIER MONEY MARKET PORTFOLIO

                                 SERVICE SHARES
--------------------------------------------------------------------------------

                             PORTFOLIO DESCRIPTION

PLAIN TALK

                          WHAT ARE MONEY MARKET FUNDS?

Money market funds invest only in high quality, short-term debt securities, commonly known as money market instruments. Money market funds follow strict rules about credit risk, maturity and diversification of their investments. An investment in a money market fund is not a bank deposit. Although a money market fund seeks to keep a constant share price of $1.00, you may lose money by investing in a money market fund.

--------------------------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------------------------
Investment Objective                  --   The WILMINGTON PREMIER MONEY MARKET PORTFOLIO seeks
                                      high current income, while preserving capital and liquidity.
--------------------------------------------------------------------------------------------------
Investment Focus                      --   Money market instruments.
--------------------------------------------------------------------------------------------------
Share Price Volatility                --   The Portfolio will strive to maintain a stable $1.00
                                           share price.
--------------------------------------------------------------------------------------------------
Principal Investment Strategy         --   The Portfolio operates as a "feeder fund" which means
                                      that the Portfolio does not buy individual securities
                                           directly. Instead, it invests in a corresponding mutual
                                           fund or "master fund," which in turn purchases
                                           investment securities. The Portfolio invests all of its
                                           assets in Premier Money Market Series, a separate
                                           series of WT Investment Trust I. The Portfolio and the
                                           Series have the same investment objective, policies and
                                           limitations.
                                      --   The WILMINGTON PREMIER MONEY MARKET PORTFOLIO invests
                                      in the Premier Money Market Series ("Series"), which invests in money market instruments, including bank
                                           obligations, high quality commercial paper and U.S.
                                           Government obligations.
                                      --   In selecting securities for the Series, the adviser
                                      seeks current income, liquidity and safety of principal. The adviser may sell securities if the securities are
                                           downgraded to a lower ratings category.
                                      --   The WILMINGTON PREMIER MONEY MARKET PORTFOLIO, through
                                      its corresponding Series, may invest more than 25% of its
                                           total assets in the obligations of banks, finance
                                           companies and utilities.

--------------------------------------------------------------------------------------------------
Principal Risks                       The Portfolio is subject to the risks summarized below which are further described under "Additional Risk Information."
                                      --   An investment in the Portfolio is not a deposit of
                                      Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance
                                           Corporation or any other government agency. Although
                                           the Portfolio seeks to preserve the value of your
                                           investment at $1.00 per share, it is possible to lose
                                           money by investing in the Portfolio.
                                      --   The obligations in which the Portfolio invests through
                                      its corresponding Series are subject to credit risk and
                                           interest rate risk. Typically, when interest rates
                                           rise, the market prices of debt securities go down.
                                      --   The performance of the Portfolio will depend on whether
                                      or not the adviser is successful in pursuing the investment strategy.
--------------------------------------------------------------------------------------------------
Investor Profile                      --   Conservative
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

                   WILMINGTON PREMIER MONEY MARKET PORTFOLIO

     The Service Shares of the Portfolio will commence operations on May 1, 2002, and therefore, do not have a full calendar year of performance. Accordingly, the information in the bar chart and performance table below reflects the performance of the Institutional Shares of the Portfolio(1) and have been included to illustrate the risk and volatility of investing in the Portfolio from calendar year to calendar year. Such performance has not been adjusted to reflect the shareholder service fee applicable to the Service Shares of the Portfolio. Total Return would have been lower had certain expenses not been voluntarily waived and/or reimbursed. Of course, past performance is not necessarily an indicator of how the Portfolio will perform in the future.

               ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION

1995                                                                             5.90
1996                                                                             5.40
1997                                                                             5.54
1998                                                                             5.49
1999                                                                             5.17
2000                                                                             6.45
2001                                                                             4.21

                               PERFORMANCE YEARS

         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002: 0.43%

     This bar chart shows changes in the performance of the Portfolio's Institutional Shares from calendar year to calendar year.

           BEST QUARTER                      WORST QUARTER
           ------------                      -------------
              1.65%                              0.61%
         (June 30, 1999)                  (December 31, 2001)

                                                                             Since Inception
AVERAGE ANNUAL RETURNS AS OF 12/31/01              1 year      5 years      (December 6, 1994)
-------------------------------------              ------      -------      ------------------
Premier Money Market Portfolio-Institutional
  Shares                                           4.21%        5.37%             5.42%

1 Performance information provided here belong to a Class that is not offered in this prospectus. The Institutional Shares and Service Shares performance would be substantially similar because the shares are invested in the same portfolio of securities. Annual returns would differ only to the extent that the two classes have different expenses. Specifically, Service Shares are subject to a 0.25% shareholder service fee which is not applicable to Institutional Shares. If such fees were included, return would be lower than reflected.

PLAIN TALK

                                 WHAT IS YIELD?

Yield is a measure of the income (interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The annualized yield is expressed as a percentage of the offering price per share on a specified date.

     You may call (800) 336-9970 to obtain the Portfolio's current 7-day yield.

--------------------------------------------------------------------------------

FEES AND EXPENSES
--------------------------------------------------------------------------------

PLAIN TALK

                         WHAT ARE MUTUAL FUND EXPENSES?

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. The Portfolio's expenses in the table below are shown as a percentage of the Portfolio's net assets. These expenses are deducted from Portfolio assets.

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. No sales charges or other fees are paid directly from your investment.

   ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO
                                  ASSETS)(1):

                                        Premier Money Market Portfolio
                                                Service Shares
                                        ------------------------------
Management Fees                                      0.20%
Shareholder Service Fees                             0.25%
Other Expenses(2)                                    0.08%
TOTAL ANNUAL OPERATING EXPENSES(3)                   0.53%
Waivers/reimbursements                              (0.08)%
NET EXPENSES                                         0.45%

1 The table above and the Example below each reflect the aggregate annual operating expenses of the Portfolio and the Series of the Trust in which the Portfolio invests.
2 "Other Expenses" are based on estimated amounts for the current fiscal year. 3 The adviser has contractually agreed through October 2002 to waive a portion of its advisory fee or reimburse expenses to the extent total operating expenses exceed 0.45%. This waiver will remain in place until the Board of Trustees approves its termination.

--------------------------------------------------------------------------------

EXAMPLE
--------------------------------------------------------------------------------

     This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

         --  you reinvested all dividends;

         --  the average annual return was 5%;

         -- the Portfolio's maximum (without regard to waivers or reimbursements) total operating expenses are charged and remain the same over the time periods; and

         --  you redeemed all of your investment at the end of the time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

SERVICE SHARES                                                1 Year      3 Years
--------------                                                ------      -------
Premier Money Market Portfolio                                 $46         $162

     The above example is for comparison purposes only and is not a representation of the Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

     The WILMINGTON PREMIER MONEY MARKET PORTFOLIO seeks a high level of current income consistent with the preservation of capital and liquidity.

     The investment objective for the Portfolio may be changed without shareholder approval. The Portfolio is a money market fund and intends to maintain a stable $1 share price, although this may not be possible under certain circumstances. There can be no guarantee that the Portfolio will achieve its investment objective.

--------------------------------------------------------------------------------

PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     The WILMINGTON PREMIER MONEY MARKET PORTFOLIO invests its assets in the Premier Money Market Series, which in turn invests in:

         -- U.S. dollar-denomination obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks;

         -- commercial paper rated, at the time of purchase, in the highest category of short-term debt ratings of any two nationally recognized statistical rating organizations ("NRSRO");

         -- corporate obligations having a remaining maturity of 397 calendar days or less, issued by corporations having outstanding comparable obligations that are (a) rated in the two highest categories of any two NRSROs or (b) rated no lower than the two highest long-term debt ratings categories by any NRSRO;

         --  U.S. Government obligations;

         --  high quality municipal securities; and

         -- repurchase agreements that are fully collateralized by U.S. Government obligations.

     High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two NRSROs, such as S&P, Moody's and Fitch IBCA (or by one NRSRO if only one NRSRO has issued a rating) or; (2) if unrated are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality.

     The Series may also invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information.

--------------------------------------------------------------------------------

ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

     The following is a list of certain risks that may apply to your investment in the Portfolio. Further information about investment risks is available in our Statement of Additional Information:

         -- CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

         -- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

         -- INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by the Portfolio will vary with changes in interest rates.

         -- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

         -- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolio might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on the Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than the Portfolio's interest and, therefore, could have effective voting control over the operation of the master fund.

         -- PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

                          MANAGEMENT OF THE PORTFOLIO

     The Board of Trustees for the Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Portfolio and its shareholders.

--------------------------------------------------------------------------------

INVESTMENT ADVISER
--------------------------------------------------------------------------------

PLAIN TALK

                         WHAT IS AN INVESTMENT ADVISER?

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.

     Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations. As of March 31, 2002, RSMC had $5.4 billion assets under management.

     The Premier Money Market Series pays a monthly fee to RSMC at the annual rate of 0.20% of its average daily net assets. For the twelve months ended June 30, 2001, RSMC received a fee (after waivers) of 0.12% of the Series' average daily net assets.

--------------------------------------------------------------------------------

SERVICE PROVIDERS
--------------------------------------------------------------------------------

     The chart below provides information on the primary service providers.

                                  [FLOW CHART]

                            SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF SHARES
--------------------------------------------------------------------------------

     The Portfolio uses its best effort to maintain its $1 constant share price and values its securities at amortized cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

PLAIN TALK

                     WHAT IS THE NET ASSET VALUE OR "NAV"?

                           NAV = Assets - Liabilities
                    ------------------------------------------------------------
                                      Outstanding Shares

     PFPC determines the NAV per share of the Portfolio as of 2:00 p.m. Eastern Time on each Business Day (a day that the New York Stock Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in the Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in the Portfolio.

     Shares will not be priced on those days the Portfolio is closed. As of the date of this prospectus, those days are:

New Year's Day                Memorial Day                  Veterans' Day
Martin Luther King, Jr.       Independence Day              Thanksgiving Day
  Day
President's Day               Labor Day                     Christmas Day
Good Friday                   Columbus Day

--------------------------------------------------------------------------------

PURCHASE OF SHARES
--------------------------------------------------------------------------------

PLAIN TALK

                            HOW TO PURCHASE SHARES:

   --  Directly by mail or by wire
   -- As a client of Wilmington Trust Company ("Wilmington Trust") through a trust account or a corporate cash management account
   --  As a client of a Service Organization

     Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial purchase is $10,000,000. Additional investments in the Portfolio may be made in any amount. You may purchase shares as specified below.

     You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolio's distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolio. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

     BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Investments in the Portfolio are accepted on the Business Day that federal funds are deposited for your account on or before 2:00 p.m. Eastern Time. Monies immediately convertible to federal funds are deposited for your account on or before 2:00 p.m. Eastern Time, or checks deposited for your account have been converted to federal funds (usually within two Business Days after receipt). All investments in the Portfolio are credited to your account as shares of the Portfolio immediately upon acceptance and become entitled to dividends declared as of the day and time of investment.

     Any purchase order may be rejected if the Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

     It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

     For information on other ways to purchase shares, including through an individual retirement account (IRA), an automatic investment plan or a payroll investment plan, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

PLAIN TALK

                          HOW TO REDEEM (SELL) SHARES:

   --  By mail
   --  By telephone

     You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. There is no fee when Portfolio shares are redeemed. It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions or the next Business Day if received after 2:00 p.m. Eastern Time, or on a non-Business Day, but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

     BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

    Regular mail:                                              Overnight mail:
    -------------                                              ---------------
    Wilmington Premier Money Market Portfolio     Wilmington Premier Money Market Portfolio
    c/o PFPC Inc                                  c/o PFPC Inc.
    P.O. Box 8951                                 400 Bellevue Parkway, Suite 108
    Wilmington, DE 19899                          Wilmington, DE 19809

     BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolio has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

     If the shares to be redeemed represent a recent investment made by a check, the Portfolio reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

     SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

     For additional information on other ways to redeem shares, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------

EXCHANGE OF SHARES
--------------------------------------------------------------------------------

PLAIN TALK

                         WHAT IS AN EXCHANGE OF SHARES?

An exchange of shares allows you to move your money from one fund to another fund within a family of funds.

     You may exchange all or a portion of your shares in the Portfolio for Service Shares of the following Portfolios:

     Wilmington Prime Money Market Portfolio

     Wilmington U.S. Government Portfolio

     Wilmington Tax-Exempt Portfolio

     Wilmington Balanced Portfolio

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

     To obtain prospectuses of the other Portfolios, you may call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the Transfer Agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Portfolio may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio shares to be acquired through such exchange may be legally made.

--------------------------------------------------------------------------------

DISTRIBUTIONS
--------------------------------------------------------------------------------

PLAIN TALK

                         WHAT IS NET INVESTMENT INCOME?

Net investment income consists of interest earned by a fund on its investments less accrued expenses.

     Distributions from the net investment income of the Portfolio are declared daily as a dividend and paid monthly to you. Any net capital gain realized by the Portfolio will be distributed annually.

     All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------

TAXES
--------------------------------------------------------------------------------

     As long as the Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Portfolio's distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Portfolio shares, are taxable to you as ordinary income. The Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.

     You will not recognize any gain or loss on the sale (redemption) or exchange of shares of the Portfolio so long as the Portfolio maintains a stable price of $1.00 a share.

     STATE AND LOCAL INCOME TAXES: You should consult your tax advisers concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

     This section is only a summary of some important income tax considerations that may affect your investment in the Portfolio. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                           DISTRIBUTION ARRANGEMENTS

     PFPC Distributors, Inc. manages the Portfolio's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. Other than a shareholder service fee, the Portfolio does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of its service class.

--------------------------------------------------------------------------------

SHAREHOLDER SERVICE FEES
--------------------------------------------------------------------------------

     The Board of Trustees has adopted a shareholder service plan authorizing the Portfolio to pay service providers an annual fee not exceeding 0.25% of the Portfolio's average daily net assets of the Service Shares, to compensate service providers who maintain a service relationship. Service activities provided under this plan include (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders.

--------------------------------------------------------------------------------

MASTER/FEEDER STRUCTURE
--------------------------------------------------------------------------------

     Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Portfolio, will pay its proportionate share of the master fund's expenses.

     For reasons relating to costs or a change in investment goal, among others, the Portfolio could switch to another master fund or decide to manage its assets itself. The Portfolio is not currently contemplating such a move.

--------------------------------------------------------------------------------

SHARE CLASSES
--------------------------------------------------------------------------------

     The Portfolio issues Institutional and Service Shares. Service Shares are offered to investors which use a financial intermediary to process transactions with the Portfolio and are subject to a shareholder service fee. Institutional Shares are offered to retirement plans and other institutional investors.

                              FOR MORE INFORMATION

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIO, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on portfolio holdings and operating results for the Portfolio's most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a complete technical and legal description of the Portfolio's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

     Copies of these documents and answers to questions about the Portfolio may be obtained without charge by contacting:

    WT Mutual Fund
    c/o PFPC Inc.
    400 Bellevue Parkway
    Suite 108
    Wilmington, Delaware 19809
    (800) 336-9970
    9:00 a.m. to 5:00 p.m., Eastern time

     Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolio may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

  The investment company registration number for WT Mutual Fund is 811-08648.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                                                            5/02
WILMINGTON
                    FUNDS
            PREMIER MONEY
      MARKET PORTFOLIO --
           SERVICE SHARES
--------------------------------------------------------------------------------
APPLICATION & NEW ACCOUNT REGISTRATION
--------------------------------------------------------------------------------

INSTRUCTIONS:                                      RETURN THIS COMPLETED FORM TO:
FOR WIRING INSTRUCTIONS OR FOR                        WILMINGTON PREMIER MONEY MARKET
ASSISTANCE IN COMPLETING THIS                         PORTFOLIO -- SERVICE SHARES
FORM CALL (800) 336-9970                              C/O PFPC Inc.
                                                      P.O. Box 8951
                                                      WILMINGTON, DE 19899-9752

--------------------------------------------------------------------------------
PORTFOLIO SELECTION ($10,000,000 MINIMUM)
       [ ] WILMINGTON PREMIER MONEY MARKET PORTFOLIO -- SERVICE SHARES
        TOTAL AMOUNT TO BE INVESTED $ --------------
-------    By check. (Make payable to the applicable Portfolio.)
-------    By wire. Call 1-800-336-9970 for Instructions.
Bank from which funds will be wired ------------      wire date     ------------
--------------------------------------------------------------------------------
ACCOUNT REGISTRATION

1. Individual
                  ----------------------   -----   ----------------------------------  -----------------
                                                                                        Customer Tax ID
                        First Name           MI                Last Name                     No.*

2. Joint Tenancy
                  ----------------------   -----   ----------------------------------  -----------------
                                                                                        Customer Tax ID
                        First Name           MI                Last Name                     No.*
                     ("Joint Tenants with Rights of Survivorship" unless otherwise
                                              Specified)

                                                                                                   Uniform

3. Gifts to Minors                                                   under the             Gifts/Transfers
                    -------------------------  -------------------               -------
                          Minor's Name         Customer Tax ID No.*               State      to Minors Act

4. Other Registration
------------------------------------------------------------
-----------------------
                                                           Customer Tax ID No.*

5. If Trust, Date of Trust Instrument:
-------------------------------------------------------------------

  As joint tenants use Lines 1 and 2; as custodian for a minor, use Lines 1 and
   3.
  In the name of a corporation, trust or other organization or any fiduciary capacity, use Line 4.
* Customer Tax Identification No.: (a) for an individual, joint tenants, or a custodial account under the Uniform Gifts/Transfers to Minors Act, supply the Social Security number of the registered account owner who is to be taxed;
   (b) for a trust, a corporation, a partnership, an organization, a fiduciary, etc., supply the Employer Identification number of the legal entity or organization that will report income and/or gains.
--------------------------------------------------------------------------------
ADDRESS OF RECORD

    ----------------------------------------------------------------------------
                 Street

    ----------------------------------------------------------------------------
                 City                  State                  Zip Code

--------------------------------------------------------------------------------

                                                                  WPRE-APPL-5/02

--------------------------------------------------------------------------------
DISTRIBUTION OPTIONS -- If these boxes are not checked, all distributions will be invested in additional shares.

                                                                      Pay Cash for:
                                                             Income Dividends           Other
WILMINGTON PREMIER MONEY MARKET PORTFOLIO -- SERVICE SHARES        [ ]                   [ ]

--------------------------------------------------------------------------------
CERTIFICATIONS AND SIGNATURE(S) -- Please sign exactly as registered under "Account Registration."

     I have received and read the Prospectus for the Wilmington Premier Money Market Portfolio and agree to its terms; I am of legal age. I understand that the shares offered by this Prospectus are not deposits of, or guaranteed by, Wilmington Trust Company, or any other bank, nor are the shares insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. I further understand that investment in these shares involves investment risks, including possible loss of principal. If a corporate customer, I certify that appropriate corporate resolutions authorizing investment in the Wilmington Premier Money Market Portfolio have been duly adopted.

UNDER THE INTEREST AND DIVIDEND TAX COMPLIANCE ACT OF 1983, THE FUND IS REQUIRED TO HAVE THE FOLLOWING CERTIFICATION:
UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

(1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME), AND
(2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE
    (IRS) THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING, AND
(3) I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).

NOTE: YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE YOU HAVE FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON YOUR TAX RETURN. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

Signature --------------------------------------------------   Date ------------
Signature --------------------------------------------------   Date ------------
         Joint
          Owner/Trustee

Check one:     [ ] Owner     [ ] Trustee     [ ] Custodian    [ ] Other --------
--------------------------------------------------------------------------------
IDENTIFICATION OF SERVICE ORGANIZATION

We authorize the Transfer Agent, and the Distributor in the case of transactions by telephone, to act as our agents in connection with transactions authorized by this order form.

Service Organization Name and Code ----------------------------  [ ][ ][ ][ ][ ]
Branch Address and Code ---------------------------------------------  [ ][ ][ ]
Representative or Other Employee Code ---------------------------   [ ][ ][ ][ ]
Authorized Signature of Service Organization ------     Telephone (     ) ------

--------------------------------------------------------------------------------

                                                                            5/02
WILMINGTON
                    FUNDS
            PREMIER MONEY
      MARKET PORTFOLIO --
           SERVICE SHARES
--------------------------------------------------------------------------------
APPLICATION FOR TELEPHONE REDEMPTION OPTION
--------------------------------------------------------------------------------
Telephone redemption permits redemption of fund shares by telephone, with proceeds directed only to the fund account address of record or to the bank account designated below. For investments by check, telephone redemption is available only after these shares have been on the Fund's books for 10 days.

This form is to be used to add or change the telephone redemption option on your account(s).
--------------------------------------------------------------------------------
ACCOUNT INFORMATION

       Portfolio Name(s):       ------------------------------------------------
       Fund Account Number(s):  ------------------------------------------------
                                                                       (Please
                                 provide if you are a current account holder:)
   REGISTERED IN THE NAME(S) OF:
                                ------------------------------------------------
                                ------------------------------------------------
                                ------------------------------------------------
           REGISTERED ADDRESS:  ------------------------------------------------
                                ------------------------------------------------

NOTE: If this form is not submitted together with the application, a corporate resolution must be included for accounts registered to other than an individual, a fiduciary or partnership.
--------------------------------------------------------------------------------
REDEMPTION INSTRUCTIONS
       [ ] Add           [ ] Change

Check one or more:
       [ ] Mail proceeds to my fund account address of record (must be $10,000 or less and address must be established for a minimum of 60 days)
       [ ] Mail proceeds to my bank
       [ ] Wire proceeds to my bank (minimum $1,000)
       [ ] All of the above

Telephone redemption by wire can be used only with financial institutions that are participants in the Federal Reserve Bank Wire System. If the financial institution you designate is not a Federal Reserve participant, telephone redemption proceeds will be mailed to the named financial institution. In either case, it may take a day or two, upon receipt for your financial institution to credit your bank account with the proceeds, depending on its internal crediting procedures.
--------------------------------------------------------------------------------

                                                                  WPRE-APPL-5/02

--------------------------------------------------------------------------------
BANK INFORMATION

Please complete the following information only if proceeds mailed/wired to your bank was selected. A VOIDED BANK CHECK MUST BE ATTACHED TO THIS APPLICATION.

    Name of Bank                ------------------------------------------------



    Bank Routing Transit #      ------------------------------------------------



    Bank Address                ------------------------------------------------



    City/State/Zip              ------------------------------------------------



    Bank Account Number         ------------------------------------------------



    Name(s) on Bank Account     ------------------------------------------------



--------------------------------------------------------------------------------
AUTHORIZATIONS

   By electing the telephone redemption option, I appoint the Transfer Agent my agent to redeem shares of any designated fund when so instructed by telephone. This power will continue if I am disabled or incapacitated. I understand that a request for telephone redemption may be made by anyone, but the proceeds will be sent only to the account address of record or to the bank listed above. Proceeds in excess of $10,000 will only be sent to my predesignated bank. By signing below, I agree on behalf of myself, my assigns, and successors, not to hold the Transfer Agent and any of its affiliates, or any fund responsible for acting under the powers I have given the Transfer Agent. I also agree that all account and registration information I have given will remain the same unless I instruct the Transfer Agent otherwise in a written form, including a signature guarantee. If I want to terminate this agreement, I will give the Transfer Agent at least ten days notice in writing. If the Transfer Agent or the fund wants to terminate this agreement, they will give me at least ten days notice in writing.

   ALL OWNERS ON THE ACCOUNT MUST SIGN BELOW AND OBTAIN SIGNATURE GUARANTEE(S).



   ------------------------------                 ------------------------------
      Signature of Individual Owner        Signature of Joint Owner (if any)



--------------------------------------------------------------------------------
 Signature of Corporate Officer, Trustee or other -- please include your title

You must have a signature(s) guaranteed by an eligible institution acceptable to the Fund's transfer agent, such as a bank or trust company, broker/dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. A Notary Public is not an acceptable guarantor. For more information on signature guarantees, see "Redemption of Shares" in the prospectus.
                         SIGNATURE GUARANTEE(S) (STAMP)



--------------------------------------------------------------------------------

WPRES-Pros-5/02

                                                                 WILMINGTON
                                                                      FUNDS
    premier money market portfolio
    SERVICE SHARES
    PROSPECTUS    MAY 1, 2002

                                                                         PREMIER
                                                                           MONEY
                                                                          MARKET
                                                                       PORTFOLIO

                                    TRUSTEES
                                Robert H. Arnold
                                  Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                              William P. Richards
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                         Robert J. Christian, President
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                 ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------

                         WILMINGTON BALANCED PORTFOLIO

                               OF WT MUTUAL FUND
                                INVESTOR SHARES
--------------------------------------------------------------------------------

                          PROSPECTUS DATED MAY 1, 2002

     This prospectus gives vital information about the Wilmington Balanced Portfolio, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     Please note that this Portfolio:

         --  is not a bank deposit

         -- is not an obligation of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

         --  is not federally insured

         -- is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency

         --  is not guaranteed to achieve its goals

     Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                            PORTFOLIO DESCRIPTION

A look at the goals,
strategies,
risks and expenses of the
Portfolio.                       Summary.......................................3

                                 Performance Information.......................5

                                 Fees and Expenses.............................5

                                 Example.......................................6

                                 Investment Objective..........................7

                                 Primary Investment Strategies.................7

                                 Additional Risk Information...................9

Details about the service
providers.                  MANAGEMENT OF THE PORTFOLIO

                                 Investment Adviser...........................10

                                 Service Providers............................11

Policies and instructions
for
opening, maintaining and
closing an account in the
Portfolio.                  SHAREHOLDER INFORMATION

                                 Pricing of Shares............................12

                                 Purchase of Shares...........................13

                                 Redemption of Shares.........................14

                                 Exchange of Shares...........................16

                                 Distributions................................17

                                 Taxes........................................17

Details on the Portfolio's
share
classes and master/feeder
arrangement.                DISTRIBUTION AND SERVICE ARRANGEMENTS

                                 Rule 12b-1 Fees..............................18

                                 Master/Feeder Structure......................18

                                 Share Classes................................18

                            FOR MORE INFORMATION..............................19

For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                         WILMINGTON BALANCED PORTFOLIO

                                INVESTOR SHARES
--------------------------------------------------------------------------------

                             PORTFOLIO DESCRIPTION

PLAIN TALK

                             WHAT IS A MUTUAL FUND?

A mutual fund pools shareholders' money and, using a professional investment manager, invests in securities like stocks and bonds.

--------------------------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------------------------
Investment Objective                  --   The WILMINGTON BALANCED PORTFOLIO (the "Portfolio")
                                      seeks long-term capital growth and current income.
--------------------------------------------------------------------------------------------------
Investment Focus                      --   A portfolio of equity and fixed-income securities.
--------------------------------------------------------------------------------------------------
Share Price Volatility                --   Low to moderate.
--------------------------------------------------------------------------------------------------
Principal Investment Strategy         --   The Portfolio operates as a "feeder fund" which means
                                      that the Portfolio does not buy individual securities
                                           directly. Instead, it invests in the WT Balanced Series
                                           (the "Series") or "master fund," which in turn
                                           purchases investment securities. The Portfolio invests
                                           all of its assets in the master fund which is a
                                           separate series of WT Investment Trust I. The Portfolio
                                           and the Series have the same investment objective,
                                           policies and limitations.
                                      --   The Portfolio invests in the Series, which normally
                                      invests at least 65% of its assets in equity securities and the remainder in bonds and fixed-income securities.
                                      --   For its equity portion, the Portfolio primarily invests
                                      in U.S. equity (or equity related) securities of medium and large cap corporations. The Series' investment adviser
                                           employs a combined growth and value investment approach
                                           and invests in the stocks of companies with the most
                                           attractive combination of long-term earnings, growth
                                           and valuation.
                                      --   For its fixed-income portion, the Series' adviser
                                      purchases fixed income securities based on their yield or
                                           potential capital appreciation or both. The adviser may
                                           sell securities in anticipation of market declines or
                                           if the securities are downgraded to below investment
                                           grade.

--------------------------------------------------------------------------------------------------
Principal Risks                       The Portfolio is subject to the following risks summarized below which are further described under "Additional Risk
                                      Information."
                                      --   There is no guarantee that the stock market or the
                                      stocks that the Portfolio buys will always increase in
                                           value. It is possible to lose money by investing in the
                                           Portfolio.
                                      --   The fixed-income securities in which the Portfolio
                                      invests through its corresponding Series are subject to
                                           credit risk, prepayment risk, market risk, liquidity
                                           risk and interest rate risk. Typically when interest
                                           rates rise, the market prices of fixed-income
                                           securities go down.
                                      --   The Portfolio's share price will fluctuate in response
                                      to changes in the market value of the Series' investments.
                                           Market value will change as a result of business
                                           developments affecting an issuer as well as general
                                           market and economic conditions.
                                      --   The performance of the Portfolio will depend on how
                                      successfully the adviser pursues its investment strategy.
                                      --   An investment in the Portfolio is not a deposit of
                                      Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance
                                           Corporation or any other governmental agency.
--------------------------------------------------------------------------------------------------
Investor Profile                      --   Investors who want current income and capital
                                      appreciation through a mix of investments that provide
                                           above-average price stability.
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

     As of the date of this prospectus, the Portfolio will commence operations on or about May 1, 2002. Therefore, it does not have a full calendar year of performance to include in this Prospectus.

--------------------------------------------------------------------------------

FEES AND EXPENSES
--------------------------------------------------------------------------------

PLAIN TALK

                         WHAT ARE MUTUAL FUND EXPENSES?

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. The Portfolio's expenses in the table below are shown as a percentage of the Portfolio's net assets. These expenses are deducted from Portfolio assets.

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)      INVESTOR CLASS
----------------------------------------------------------      --------------
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)                                None
Maximum deferred sales charge                                        None
Maximum sales charge imposed on reinvested dividends
  (and other distributions)                                          None
Redemption fee(a)                                                   1.00%
Exchange fee(a)                                                     1.00%

(a) Investor Shares are subject to a 1.00% redemption fee if redeemed or exchanged within the first 60 days after purchase.

INVESTOR SHARES

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)(1)

                                                    Balanced Portfolio
                                                     Investor Shares
                                                    ------------------
Management fees                                            0.55%
Distribution (12b-1) fees                                  0.25%
Other expenses(2)                                          0.85%
TOTAL ANNUAL OPERATING EXPENSES                            1.65%

1 This table and the Example below each reflect the aggregate annual operating expenses of the Portfolio and the corresponding Series of the Trust in which the Portfolio invests.
2 "Other Expenses" are based on estimated amounts for the current fiscal year.

--------------------------------------------------------------------------------

EXAMPLE
--------------------------------------------------------------------------------

     This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The tables below show what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

         -- you reinvested all dividends and other distributions;

         -- the average annual return was 5%;

         -- the Portfolio's maximum total operating expenses are charged and remain the same over the time periods; and

         -- you redeemed all of your investment at the end of the time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                          1 Year      3 Years
                                          ------      -------
Balanced Portfolio-Investor Shares         $168        $520

     The above example is for comparison purposes only and is not a representation of the Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

         -- The Portfolio and the Series seek long-term capital growth and current income.

     The investment objective for the Portfolio and Series may not be changed without shareholder approval. There can be no guarantee that the Portfolio or Series will achieve its investment objective.

--------------------------------------------------------------------------------

PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     For its equity portion, the Portfolio invests its assets in the Series, which, under normal market conditions, invests approximately 65% of its total assets in the following equity (or equity related) securities:

         -- securities of U.S. corporations that are judged by the adviser to have strong growth and valuation characteristics;

         -- options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above; and

         -- receipts or American Depositary Receipts ("ADRs"), which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities issued by a foreign corporation; and

         -- the Series may also hold cash reserves and invest in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations, and commercial paper).

     In selecting stocks for the equity portion of the Series, dividend income is an incidental consideration compared to growth in capital in the selection of securities. The adviser seeks securities that possess strong growth and value characteristics based on the evaluation of the issuer's background, industry position, historical returns and the experience and qualifications of the management team. The adviser may rotate the Series' holdings among various market sectors based on economic analysis of the overall business cycle.

PLAIN TALK

                       WHAT ARE FIXED INCOME SECURITIES?

Fixed-income securities are generally bonds, which is a type of security that functions like a loan. Bonds are IOUs issued by private companies, municipalities or government agencies. By comparison, when you buy a stock, you are buying ownership in a company. With a bond, your "loan" is for a specific period, usually 2 to 30 years. You receive regular interest payments at the rate stated when you bought the bond. Hence, the term "fixed income" security.

PLAIN TALK

                               WHAT IS DURATION?

Duration measures the sensitivity of fixed income securities held by the Portfolio to a change in interest rates. The value of a security with a longer duration will normally fluctuate to a greater degree than will the value of a security with a shorter duration should interest rates change. For example, if interest rates were to move 1%, a bond with a 3-year duration would experience approximately a 3% change in principal value. An identical bond with a 5-year duration would experience approximately a 5% change in its principal value.

     For its fixed-income portion, the Series under normal market conditions:

         -- will invest in various types of investment grade fixed income securities;

         -- may invest up to 25% of its total assets in investment grade fixed income securities of foreign issuers; and

         --  will maintain an intermediate average duration (4 to 7 years);

PLAIN TALK

                     WHAT ARE INVESTMENT GRADE SECURITIES?

Investment grade securities are securities that have been determined by a rating agency to have a medium to high probability of being paid, although there is always the risk of default. Investment grade securities are rated BBB, A, AA or AAA by Standard & Poor's Corporation or Baa, A, Aa or Aaa by Moody's Investors Service.

     The Series may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information. The investments and strategies listed above and described throughout this prospectus are those that we use under normal market conditions.

--------------------------------------------------------------------------------

ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

     The following is a list of certain risks that may apply to your investment in the Portfolio. Further information about investment risks is available in our Statement of Additional Information:

         -- CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

         -- DERIVATIVES RISK: Some of the Series' investments may be referred to as "derivatives" because their value depends on, or derives from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of the Series' total assets may at any time be committed or exposed to derivative strategies.

         -- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

         -- GROWTH-ORIENTED INVESTING RISK: The risk that an investment in a growth-oriented portfolio may be more volatile than the rest of the U.S. market as a whole.

         -- INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield paid by the Portfolio will vary with changes in interest rates.

         -- LEVERAGE RISK: The risk associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

         -- LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

         -- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

         -- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

         -- VALUATION RISK: The risk that the Series has valued certain of its securities at a higher price than it can sell them.

         -- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolio might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on the Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than the Portfolio's interest and, therefore, could have effective voting control over the operation of the master fund.

                          MANAGEMENT OF THE PORTFOLIO

     The Board of Trustees for the Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Portfolio and its shareholders.

PLAIN TALK

                         WHAT IS AN INVESTMENT ADVISER?

The investment adviser makes investment decisions for the mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.

--------------------------------------------------------------------------------

INVESTMENT ADVISER
--------------------------------------------------------------------------------

     Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation. RSMC, subject to the supervision of the Board of Trustees of the Series, directs the investments of the Series in accordance with its investment objectives, policies and limitations. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations. As of March 31, 2002, RSMC had $5.4 billion in assets under management.

     The WT Balanced Series pays a monthly fee to RSMC at the annual rate of 0.55% of the Series' first $1 billion of average daily net assets; 0.50% of the Series' next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets in excess of $2 billion, as determined at the close of business on each day throughout the month.

--------------------------------------------------------------------------------

SERVICE PROVIDERS
--------------------------------------------------------------------------------

     The chart below provides information on the primary service providers.

                                  [FLOW CHART]

                            SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF SHARES
--------------------------------------------------------------------------------

     The Series values its assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Any assets held by a Series that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value. To determine the value of these securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities. Securities that do not have a readily available current market values are valued in good faith by, or under the direction of, the Board of Trustees.

PLAIN TALK

                       WHAT IS NET ASSET VALUE OR "NAV"?

                           NAV = Assets - Liabilities

      ---------------------------------------------------------
                                      Outstanding Shares

     PFPC determines the NAV per share of the Portfolio as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), on each Business Day (a day that the Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in the Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in the Portfolio.

     Shares will not be priced on those days the Portfolio is closed. As of the date of this prospectus, those days are:

New Year's Day                Memorial Day                  Veterans Day
Martin Luther King, Jr.       Independence Day              Thanksgiving Day
  Day
President's Day               Labor Day                     Christmas Day
Good Friday                   Columbus Day

--------------------------------------------------------------------------------

PURCHASE OF SHARES
--------------------------------------------------------------------------------

PLAIN TALK

                            HOW TO PURCHASE SHARES:

   --  Directly by mail or by wire
   -- As a client of Wilmington Trust Company ("Wilmington Trust") through a trust account or a corporate cash management account
   --  As a client of a Service Organization

     Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Investor Shares of the Portfolio is $1,000. Additional investments in the Portfolio may be made in any amount. You may purchase shares as specified below.

     You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolio's distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolio. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Balanced Portfolio, indicating the class of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, the Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

    Regular Mail:                                              Overnight Mail:
    -------------                                              ---------------
    Wilmington Balanced Portfolio                 Wilmington Balanced Portfolio
    c/o PFPC Inc.                                 c/o PFPC Inc.
    P.O. Box 8951                                 400 Bellevue Parkway, Suite 108
    Wilmington, DE 19899                          Wilmington, DE 19809

     BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the Transfer Agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

     Any purchase order may be rejected if the Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

     It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

     For information on other ways to purchase shares, including through an individual retirement account (IRA), an automatic investment plan or a payroll investment plan, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

PLAIN TALK

                          HOW TO REDEEM (SELL) SHARES:

   --  By mail
   --  By telephone

     You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. If held for more than 60 days, there is no fee when Portfolio shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Fees on Redemptions" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the Transfer Agent before 4:00 p.m. Eastern time) or the next Business Day if received after 4:00 p.m. Eastern time or on a non-Business Day, but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

     FEES ON REDEMPTIONS: The Portfolio will impose a fee of 1.00% of the total redemption amount (calculated at market value) if you sell your shares within 60 days of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between other Wilmington Portfolios. This fee is paid directly to the Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first. This fee may not apply in certain circumstances, such as redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts and certain omnibus accounts (including 401(k) plans), and in the event of shareholder death or disability. See "Exchange of Shares" for additional information regarding the exchange of shares of the Portfolio.

     BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

                  Regular Mail:                                Overnight Mail:
                  -------------                                ---------------
    Wilmington Balanced Portfolio                 Wilmington Balanced Portfolio
    c/o PFPC Inc.                                 c/o PFPC Inc.
    P.O. Box 8951                                 400 Bellevue Parkway, Suite 108
    Wilmington, DE 19899                          Wilmington, DE 19809

     BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolios have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

     If the shares to be redeemed represent a recent investment made by a check, the Portfolio reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

     SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

     For additional information on other ways to redeem shares, please refer to the Statement of Information.

--------------------------------------------------------------------------------

EXCHANGE OF SHARES
--------------------------------------------------------------------------------

PLAIN TALK

                         WHAT IS AN EXCHANGE OF SHARES?

An exchange of shares allows you to move your money from one fund to another fund within a family of funds.

     You may exchange all or a portion of your shares in a Portfolio for Investor shares of the following Portfolios:

     Wilmington Prime Money Market Portfolio

     Wilmington U.S. Government Portfolio

     Wilmington Tax-Exempt Portfolio

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

     FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Portfolio shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

     To obtain more information about exchanges, or to place exchange orders, contact the Transfer Agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Portfolio may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio shares to be acquired through such exchange may be legally made.

--------------------------------------------------------------------------------

DISTRIBUTIONS
--------------------------------------------------------------------------------

PLAIN TALK

                         WHAT IS NET INVESTMENT INCOME?

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

     Distributions from the net investment income of the Portfolio are declared daily as a dividend and paid monthly to you. Any net capital gain realized by the Portfolio will be distributed annually. The Portfolio will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized.

     Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------

TAXES
--------------------------------------------------------------------------------

     As long as the Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Portfolio's distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Portfolio shares, are generally taxable to you as ordinary income. The Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.

     It is a taxable event for you if you sell or exchange shares of the Portfolio. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

     STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income law.

     This section is only a summary of some important income tax considerations that may affect your investment in the Portfolio. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                           DISTRIBUTION ARRANGEMENTS

     PFPC Distributors, Inc. manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolio does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

--------------------------------------------------------------------------------

RULE 12b-1 FEES
--------------------------------------------------------------------------------

PLAIN TALK

                              WHAT ARE 12b-1 FEES?

12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.

     The Portfolio has adopted a distribution plan under Rule 12b-1 that allows the Portfolio to pay a fee to the Distributor for the sale and distribution of its Investor Shares. Because these fees are paid out of the Portfolio's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Under the distribution plan, the Portfolio will pay a maximum distribution fee of 0.25% of the average daily net assets of the Investor Shares of the Portfolio.

--------------------------------------------------------------------------------

MASTER/FEEDER STRUCTURE
--------------------------------------------------------------------------------

     Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Portfolio, will pay its proportionate share of the master fund's expenses.

     For reasons relating to costs or a change in investment goal, among others, the Portfolio could switch to another master fund or decide to manage its assets itself. The Portfolio is not currently contemplating such a move.

--------------------------------------------------------------------------------

SHARE CLASSES
--------------------------------------------------------------------------------

     The Portfolio issues Institutional, Investor and Service Shares. The Institutional Class is offered to retirement plans and other institutional investors. Investor Shares may be purchased by anyone and are subject to a Rule 12b-1 distribution fee. Service Shares are offered to investors which use a financial intermediary to process transactions and are subject to a shareholder service fee.

                              FOR MORE INFORMATION

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIO, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on portfolio holdings and operating results for a Portfolio's most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a complete technical and legal description of the Portfolio's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

     Copies of these documents and answers to questions about the Portfolio may be obtained without charge by contacting:

    WT Mutual Fund
     c/o PFPC Inc.
     400 Bellevue Parkway, Suite 108
     Wilmington, Delaware 19809
     (800) 336-9970
     9:00 a.m. to 5:00 p.m., Eastern time

     Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolio may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800)-336-9970.

  The investment company registration number for WT Mutual Fund is 811-08648.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                                                            5/02
WILMINGTON
                    FUNDS
       BALANCED PORTFOLIO
--------------------------------------------------------------------------------
APPLICATION & NEW ACCOUNT REGISTRATION
--------------------------------------------------------------------------------

INSTRUCTIONS:                                      RETURN THIS COMPLETED FORM TO:
FOR WIRING INSTRUCTIONS OR FOR                        WILMINGTON BALANCED PORTFOLIO
ASSISTANCE IN COMPLETING THIS                         C/O PFPC Inc.
FORM CALL (800) 336-9970                              P.O. Box 8951
                                                      WILMINGTON, DE 19899-9752

--------------------------------------------------------------------------------
PORTFOLIO SELECTION ($10,000,000 MINIMUM)

        [ ] WILMINGTON BALANCED PORTFOLIO
         TOTAL AMOUNT TO BE INVESTED               $ --------------
-------     By check. (Make payable to the applicable Portfolio.)
-------     By wire. Call 1-800-336-9970 for Instructions.
Bank from which funds will be wired ----------        wire date       ----------
--------------------------------------------------------------------------------
ACCOUNT REGISTRATION

1. Individual
                  ----------------------   -----   ----------------------------------  -----------------
                                                                                        Customer Tax ID
                        First Name           MI                Last Name                     No.*

2. Joint Tenancy
                  ----------------------   -----   ----------------------------------  -----------------
                                                                                        Customer Tax ID
                        First Name           MI                Last Name                     No.*
                     ("Joint Tenants with Rights of Survivorship" unless otherwise
                                              Specified)

                                                                                                   Uniform
3. Gifts to Minors                                                   under the             Gifts/Transfers
                    -------------------------  -------------------               -------
                          Minor's Name         Customer Tax ID No.*               State      to Minors Act

4. Other Registration
------------------------------------------------------------
-----------------------
                                                           Customer Tax ID No.*

5. If Trust, Date of Trust Instrument:
-------------------------------------------------------------------

  As joint tenants use Lines 1 and 2; as custodian for a minor, use Lines 1 and
   3.
  In the name of a corporation, trust or other organization or any fiduciary capacity, use Line 4.

* Customer Tax Identification No.: (a) for an individual, joint tenants, or a custodial account under the Uniform Gifts/Transfers to Minors Act, supply the Social Security number of the registered account owner who is to be taxed;
   (b) for a trust, a corporation, a partnership, an organization, a fiduciary, etc., supply the Employer Identification number of the legal entity or organization that will report income and/or gains.
--------------------------------------------------------------------------------
ADDRESS OF RECORD

    ----------------------------------------------------------------------------
                 Street

    ----------------------------------------------------------------------------
                 City                  State                  Zip Code

--------------------------------------------------------------------------------
                                                                  WPRE-APPL-5/02

--------------------------------------------------------------------------------
DISTRIBUTION OPTIONS -- If these boxes are not checked, all distributions will be invested in additional shares.

                                                                      Pay Cash for:
                                                             Income Dividends           Other

WILMINGTON BALANCED PORTFOLIO                                      [ ]                   [ ]

--------------------------------------------------------------------------------
CERTIFICATIONS AND SIGNATURE(S) -- Please sign exactly as registered under "Account Registration."

     I have received and read the Prospectus for the Wilmington Balanced Portfolio and agree to its terms; I am of legal age. I understand that the shares offered by this Prospectus are not deposits of, or guaranteed by, Wilmington Trust Company, or any other bank, nor are the shares insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. I further understand that investment in these shares involves investment risks, including possible loss of principal. If a corporate customer, I certify that appropriate corporate resolutions authorizing investment in the Wilmington Balanced Portfolio have been duly adopted.

UNDER THE INTEREST AND DIVIDEND TAX COMPLIANCE ACT OF 1983, THE FUND IS REQUIRED TO HAVE THE FOLLOWING CERTIFICATION:
UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

(1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME), AND
(2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE
    (IRS) THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING, AND
(3) I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).

NOTE: YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE YOU HAVE FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON YOUR TAX RETURN. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

Signature -----------------------------------               Date ---------------
Signature -----------------------------------               Date ---------------
         Joint
          Owner/Trustee

Check one:     [ ] Owner    [ ] Trustee    [ ] Custodian    [ ] Other ----------
--------------------------------------------------------------------------------
IDENTIFICATION OF SERVICE ORGANIZATION

We authorize the Transfer Agent, and the Distributor in the case of transactions by telephone, to act as our agents in connection with transactions authorized by this order form.

Service Organization Name and Code --------------                [ ][ ][ ][ ][ ]
Branch Address and Code --------------                                 [ ][ ][ ]
Representative or Other Employee Code --------------                [ ][ ][ ][ ]
Authorized Signature of Service Organization ------        Telephone (     ) ---

--------------------------------------------------------------------------------

                                                                            5/02
WILMINGTON
                    FUNDS
       BALANCED PORTFOLIO
--------------------------------------------------------------------------------
APPLICATION FOR TELEPHONE REDEMPTION OPTION
--------------------------------------------------------------------------------
Telephone redemption permits redemption of fund shares by telephone, with proceeds directed only to the fund account address of record or to the bank account designated below. For investments by check, telephone redemption is available only after these shares have been on the Fund's books for 10 days.

This form is to be used to add or change the telephone redemption option on your account(s).
--------------------------------------------------------------------------------
ACCOUNT INFORMATION

       Portfolio Name(s):     --------------------------------------------------
       Fund Account Number(s):

    ----------------------------------------------------------------------------
                                  (Please provide if you are a current account
                                                    holder:)
   REGISTERED IN THE NAME(S) OF:
        ------------------------------------------------------------------------

                                ------------------------------------------------

                                ------------------------------------------------
   REGISTERED ADDRESS:
        ------------------------------------------------------------------------

                                ------------------------------------------------

NOTE: If this form is not submitted together with the application, a corporate resolution must be included for accounts registered to other than an individual, a fiduciary or partnership.
--------------------------------------------------------------------------------
REDEMPTION INSTRUCTIONS

       [ ] Add           [ ] Change

Check one or more:
       [ ] Mail proceeds to my fund account address of record (must be $10,000 or less and address must be established for a minimum of 60 days)
       [ ] Mail proceeds to my bank
       [ ] Wire proceeds to my bank (minimum $1,000)
       [ ] All of the above

Telephone redemption by wire can be used only with financial institutions that are participants in the Federal Reserve Bank Wire System. If the financial institution you designate is not a Federal Reserve participant, telephone redemption proceeds will be mailed to the named financial institution. In either case, it may take a day or two, upon receipt for your financial institution to credit your bank account with the proceeds, depending on its internal crediting procedures.
--------------------------------------------------------------------------------

                                                                  WPRE-APPL-5/02

--------------------------------------------------------------------------------
BANK INFORMATION

Please complete the following information only if proceeds mailed/wired to your bank was selected. A VOIDED BANK CHECK MUST BE ATTACHED TO THIS APPLICATION.

    Name of Bank              --------------------------------------------------
    Bank Routing Transit #    --------------------------------------------------
    Bank Address              --------------------------------------------------
    City/State/Zip            --------------------------------------------------
    Bank Account Number       --------------------------------------------------
    Name(s) on Bank Account   --------------------------------------------------
--------------------------------------------------------------------------------
AUTHORIZATIONS

   By electing the telephone redemption option, I appoint the Transfer Agent my agent to redeem shares of any designated fund when so instructed by telephone. This power will continue if I am disabled or incapacitated. I understand that a request for telephone redemption may be made by anyone, but the proceeds will be sent only to the account address of record or to the bank listed above. Proceeds in excess of $10,000 will only be sent to my predesignated bank. By signing below, I agree on behalf of myself, my assigns, and successors, not to hold the Transfer Agent and any of its affiliates, or any fund responsible for acting under the powers I have given the Transfer Agent. I also agree that all account and registration information I have given will remain the same unless I instruct the Transfer Agent otherwise in a written form, including a signature guarantee. If I want to terminate this agreement, I will give the Transfer Agent at least ten days notice in writing. If the Transfer Agent or the fund wants to terminate this agreement, they will give me at least ten days notice in writing.

   ALL OWNERS ON THE ACCOUNT MUST SIGN BELOW AND OBTAIN SIGNATURE GUARANTEE(S).



   ------------------------------                 ------------------------------
        Signature of Individual Owner    Signature of Joint Owner (if any)

--------------------------------------------------------------------------------
 Signature of Corporate Officer, Trustee or other -- please include your title

You must have a signature(s) guaranteed by an eligible institution acceptable to the Fund's transfer agent, such as a bank or trust company, broker/dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. A Notary Public is not an acceptable guarantor. For more information on signature guarantees, see "Redemption of Shares" in the prospectus.
                         SIGNATURE GUARANTEE(S) (STAMP)
--------------------------------------------------------------------------------

WBP-Pros-5/02

                                                                 WILMINGTON
                                                                      FUNDS
    balanced portfolio

    INVESTOR SHARES
    PROSPECTUS    MAY 1, 2002

                                                                        BALANCED
                                                                       PORTFOLIO

[CRM FUNDS LOGO]

This prospectus gives vital information about this mutual fund, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

LIKE ALL MUTUAL FUND SHARES, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.



                           PROSPECTUS

                           May 1, 2002


                           CRM MID CAP
                           VALUE FUND


                           Retail Shares

                               TABLE OF CONTENTS

A look at the goals, strategies,         FUND DESCRIPTION
risks, expenses and financial history
of the Fund.

                                                   SUMMARY..................... .....................          2
                                                   PERFORMANCE INFORMATION...........................          4
                                                   FEES AND EXPENSES.................................          6
                                                   INVESTMENT OBJECTIVE..............................          8
                                                   PRIMARY INVESTMENT STRATEGIES.....................          8
                                                   ADDITIONAL RISK INFORMATION.......................         10

Details about the service providers.     MANAGEMENT OF THE FUND
                                                   INVESTMENT ADVISER............... ................         12
                                                   SERVICE PROVIDERS.................................         15

Policies and instructions for            SHAREHOLDER INFORMATION
opening, maintaining and closing an
account in the Fund.

                                                   PRICING OF SHARES................ ................         16
                                                   PURCHASE OF SHARES................................         17
                                                   REDEMPTION OF SHARES..............................         19
                                                   DIVIDENDS AND DISTRIBUTIONS.......................         20
                                                   TAXES.............................................         21

Details on the distribution plan,        DISTRIBUTION ARRANGEMENTS
distribution and service fees and the
Fund's master/feeder arrangement.

                                                   RULE 12b-1 FEES...................................         22
                                                   SHAREHOLDER SERVICE FEES..........................         22
                                                   MASTER/FEEDER STRUCTURE...........................         23
                                                   SHARE CLASSES.....................................         23

                                         FOR MORE INFORMATION........................................ BACK COVER

                                         For information about key terms and concepts, look for our "PLAIN TALK"
                                         explanations.

                                FUND DESCRIPTION

                             CRM MID CAP VALUE FUND



                                 Retail Shares

PLAIN TALK

                             WHAT IS A MUTUAL FUND?

A mutual fund pools shareholder's money and, using a professional investment manager, invests it in securities like stocks and bonds. The Fund is a separate mutual fund.

SUMMARY

PLAIN TALK

                                 WHAT IS "CAP"?

Cap or the market capitalization of a company means the value of the company's common stock in the stock market.

Investment Objective
                  - The Fund seeks to achieve long-term capital appreciation.
--------------------------------------------------------------------------------

Investment Focus  - Equity (or related) securities
--------------------------------------------------------------------------------

Share Price Volatility
                  - Moderate to high
--------------------------------------------------------------------------------

Principal Investment
Strategy          - The Fund operates as a "feeder fund," which means that the
                    Fund does not buy individual securities directly. Instead, the Fund invests in a corresponding mutual fund or "master fund," which in turn purchases investment securities. The Fund invests all of its assets in a master fund which is a separate series of another mutual fund. The Fund and its corresponding Series have the same investment objective, policies and limitations.

                  - The Fund will invest its assets in the Mid Cap Value Series, which invests at least 80% of its total assets in a diversified fund of U.S. equity (or related) securities with a market cap between $1 and $10 billion at the time of purchase. The Series invests in securities whose prices are low relative to comparable companies.
--------------------------------------------------------------------------------

Principal Risks   The Fund is subject to the risks summarized below which are further described under "Additional Risk Information."

                  - It is possible to lose money by investing in the Fund.

                  - The Fund's share price will fluctuate in response to changes in the market value of the Fund's investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

                  - A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated.

                  - Small cap companies may be more vulnerable than larger
                    companies to adverse business or economic developments, and their securities may be less liquid and more volatile than securities of larger companies.

                  - The performance of the Fund will depend on whether or not the adviser is successful in pursuing an investment
                    strategy.
--------------------------------------------------------------------------------

Investor Profile  - Investors who want the value of their investment to grow and who are willing to accept more volatility for the possibility of higher returns.

                            PERFORMANCE INFORMATION

The Retail Shares of the Fund were first offered on May 1, 2002, and therefore, do not have a full calendar year of performance. Accordingly, the information included in the bar chart and performance table below reflects the performance of the Fund's Investor Shares and have been included to illustrate the risk and volatility of investing in the Fund from calendar year to calendar year. Such performance information has not been adjusted to reflect the Rule 12b-1 distribution fee and the shareholder service fee applicable to Retail Shares of the Fund. Had these fees been included and certain other fees and expenses not been voluntarily waived and/or reimbursed, the actual return would have been lower than reflected. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

               ANNUAL RETURNS FOR CALENDAR YEAR SINCE INCEPTION*

                                                              ANNUAL RETURNS FOR CALENDAR YEAR SINCE INCEPTION*
                                                              -------------------------------------------------
2001                                                                                19.06%


         Calendar Year-to-Date Total Return as of March 31, 2002: 5.59%



* This bar chart shows changes in the performance of the Fund's Investor Shares from calendar year to calendar year. The bar chart does not reflect deductions for the Rule 12b-1 distribution fee applicable to Retail Shares of the Fund. If such fees had been deducted, returns would be less than those shown.

               BEST QUARTER                            WORST QUARTER
                  24.81%                                  -13.33%
            (December 31, 2001)                    (September 30, 2001)

PLAIN TALK

                               WHAT IS AN INDEX?

An index is a broad measure of the market performance of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

INVESTOR SHARES

                                                                              SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2001                   1 YEAR      (SEPTEMBER 20, 2000)
  Before Taxes                                                  19.06%             28.41%
  After Taxes on Distributions(1)                               16.27%             24.58%
  After Taxes on Distributions and Sale of Shares(1)            11.63%             20.89%
  Russell Midcap Value Index(2)                                  2.33%             11.58%
  Russell Midcap Index(3)                                       -5.62%             -6.16%

(1) After-tax returns are calculated using the historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Since the Service Shares of the Fund have not commenced operations, the average annual return information above reflects the performance of the Investor Shares of the Fund. After-tax returns for the Service Shares will vary.

(2) The Russell Midcap Value Index measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values.

(3) The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 index.

                               FEES AND EXPENSES

PLAIN TALK

                            WHAT ARE FUND EXPENSES?

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. No sales charges or other fees are paid directly from your investment.

RETAIL SHARES


ANNUAL FUND OPERATING EXPENSES(1) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  MID CAP VALUE FUND
    Management fees                                                    0.75%
    Distribution (12b-1) fees(2)                                       0.15%
    Shareholder Servicing fees                                         0.25%
    Other Expenses(3)                                                  0.31%
  TOTAL ANNUAL OPERATING EXPENSES                                      1.46%


(1) The table above and the Example below each reflect the aggregate annual operating expenses of the Fund and the Series in which the Fund invests.


(2) While the Distribution (12b-1) Plan provides for payments of up to 0.25% of the Fund's average net assets, the Board of Trustees has authorized annual payments of up to 0.15% of the Fund's average net assets.



(3) "Other Expenses" are based on estimated amounts for the current fiscal year.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

     - you reinvested all dividends and other distributions;

     - the average annual return was 5%;


     - the Fund's total operating expenses are charged and remain the same over the time periods; and


     - you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

RETAIL SHARES


                                                          MID CAP VALUE FUND
  1 Year                                                         $149
  3 Years                                                        $462


The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                              INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation. This investment objective may not be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

PLAIN TALK

                             WHAT ARE VALUE FUNDS?

Value funds invest in the common stock of companies that are considered by the adviser to be undervalued relative to their underlying profitability, or rather their stock price does not reflect the value of the company.

VALUE INVESTING. Through its investment in its corresponding Series, the Fund seeks to invest in stocks that are less expensive than comparable companies, as determined by price/earnings ratios, price/cash flows ratios, asset value per share or other measures. Value investing therefore may reduce risk while offering potential for capital appreciation as a stock gains favor among other investors and its price rises.

The Series is managed using investment ideas that the adviser has used for over twenty-five years. The Series' adviser relies on selecting individual stocks and does not try to predict when the stock market might rise or fall. It seeks out those stocks that are undervalued and, in some cases, neglected by financial analysts. The adviser evaluates the degree of analyst recognition by monitoring the number of analysts who follow the company and recommend its purchase or sale to investors.

THE ADVISER'S PROCESS. The adviser starts by identifying early change in a company's operations, finances or management. The adviser is attracted to companies which will look different tomorrow -- operationally, financially, managerially -- when compared to yesterday. This type of dynamic change often creates confusion and misunderstanding and may lead to a drop in the company's stock price. Examples of change include mergers, acquisitions, divestitures, restructuring, change of management, new market/product/means of production/distribution, regulatory change, etc. Once change is identified, the adviser evaluates the company on several levels. It analyzes:

     - Financial models based principally upon projected cash flows;

     - The price of the company's stock in the context of what the market is willing to pay for stock of comparable companies and what a strategic buyer would pay for the whole company;

     - The extent of management's ownership interest in the company; and

     - The company's market by corroborating its observations and assumptions by meeting with management, customers and suppliers.

The adviser also evaluates the degree of recognition of the business by investors by monitoring the number of sell side analysts who closely follow the company and nature of the shareholder base. Before deciding to purchase a stock, the adviser conducts an extensive amount of business due diligence to corroborate its observations and assumptions.

The identification of change comes from a variety of sources including the private capital network which the adviser has established among its clients, historical investments and intermediaries. The advisor also makes extensive use of clipping services and regional brokers and bankers to identify elements of change. The investment professionals regularly meet companies around the country and sponsor more than 200 company/management meetings in its New York office.

In order to place a valuation on the proposed investment, the adviser will consider the company's historic valuation multiples, multiples of comparable companies and multiples paid in private market transactions. In its overall assessment, the adviser seeks stocks that it believes have a greater upside potential than downside risk over an 18 to 24-month holding period.

An important function of the adviser is to set a price target, that is, the price at which the stock will be sold when there has been no fundamental change in the investment case. This target typically reflects a risk/reward ratio of 50% appreciation potential achievable over a two-year period versus a perceived risk of no more than 10% of capital. The adviser constantly monitors the companies held by the Series to determine if there have been any fundamental changes in the reasons that prompted the initial purchase of the stock. If significant changes for the better have not materialized, the stock will be sold. The initial investment case for stock purchase, which has been documented, is examined by the adviser's investment professionals. A final decision on selling the stock is made after all such factors are analyzed.

The Fund invests its assets in the Mid Cap Value Series, which, under normal conditions, invests at least 80% of its total assets in the following equity (or related) securities:

     - common and preferred stocks of U.S. corporations that are judged by the adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization between $1 and $10 billion at the time of purchase;

     - securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above; and

     - warrants.

The Mid Cap Value Series is a diversified fund of medium cap U.S. equity (or related) securities that are deemed by the adviser to be undervalued as compared to the company's profitability potential.

The Series may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by a nationally recognized statistical rating organization ("NRSRO"), in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve its investment objective.


The frequency of fund transactions and the Series' turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive larger capital gain distributions. Under normal market conditions, each Series' turnover rate is expected to be less than 100%. However, the Mid Cap Value Series has experienced a higher turnover rate. Increased turnover of the portfolio's securities is attributed to the Series' relatively small asset base, which is affected by large purchases and redemptions (as the assets of the Series "grow," large purchases and redemptions will have less of an impact on the turnover rate).


The Series also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information.

ADDITIONAL RISK INFORMATION

The following is a list of certain risks that may apply to your investment in the Fund unless otherwise indicated. Further information about the Fund's investments is available in our Statement of Additional Information:

     - DERIVATIVES RISK: Some of the Series' investments may be referred to as "derivatives" because their value depends on, or derives from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of the Series' total assets may at any time be committed or exposed to derivative strategies.

     - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     - MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and there may be operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on the Fund such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than the Fund's interest and, therefore, could have effective voting control over the operation of the master fund.

     - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

     - VALUATION RISK: The risk that the Series has valued certain of its securities at a higher price than it can sell them.

     - VALUE INVESTING RISK: The risk that the Series' investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

                             MANAGEMENT OF THE FUND

The Board of Trustees for the Fund supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders.

INVESTMENT ADVISER

PLAIN TALK

                         WHAT IS AN INVESTMENT ADVISER?

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.

Cramer Rosenthal McGlynn, LLC, 707 Westchester Avenue, White Plains, New York 10604, serves as the investment adviser to Series. Subject to the general control of the Board of Trustees, CRM makes investment decisions for the Series. CRM and its predecessors have managed investments in small and medium capitalization companies for more than twenty-eight years. As of March 31, 2002, CRM had over $5.0 billion of assets under management.


Under the advisory agreement, the Series pays a monthly advisory fee to CRM at the annual rate of 0.75% of the Series' first $1 billion of average daily net assets; 0.70% of the Series' next $1 billion of average daily net assets; and 0.65% of the Series' average daily net assets over $2 billion.



For the twelve months ended June 30, 2001, CRM received from the Series investment advisory fees (after fee waivers) of 0.51% of the Series' average daily net assets.

FUND MANAGERS


The day-to-day management of the Series is shared by a team of individuals employed by CRM. Ronald H. McGlynn and Jay B. Abramson are responsible for the overall management of the Series. In addition, Michael A. Prober is the leader of the team responsible for the management of the Mid Cap Value Series. Carl Brown, Todd Denker, Brendan Hartman, Adam Starr and James Stoeffel assist Mr. Prober in the day-to-day management of the Series. The portfolio manager's business experience and educational background is as follows:


RONALD H. MCGLYNN Co-founder, Chief Executive Officer and President of CRM with over 34 years of investment experience. Prior to co-founding CRM in 1973, Mr. McGlynn was a Portfolio Manager at Oppenheimer & Co. He received a B.A. from Williams College and an M.B.A. from Columbia University.

JAY B. ABRAMSON, CPA Executive Vice President of CRM. Mr. Abramson joined CRM in 1985 and is responsible for investment research and portfolio management. Mr. Abramson received a B.S.E. and J.D. from the University of Pennsylvania Wharton School and Law School, respectively, and is a Certified Public Accountant.


MICHAEL A. PROBER Vice President of CRM. Mr. Prober joined the firm in 1993 and is responsible for investment research. Prior to joining CRM, he worked in corporate finance and commercial banking at Chase Manhattan Bank and as a Research Analyst for Alpha Capital Venture Partners. Mr. Prober received a B.B.A. from the University of Michigan and an M.M. from the Northwestern University J.L. Kellogg Graduate School of Management.


JAMES P. STOEFFEL joined CRM as a Vice President in March 2001 and is responsible for portfolio management and investment research. Prior to joining CRM, Jim was the Director of Research at Palisade Capital Management from March 1999 to March 2001. His other work experiences are Vice President in the Emerging Growth Stocks Research Group at Salomon Smith Barney from March 1993 to March 1999, a Senior Financial Analyst/Assistant Treasurer with Ticor Title Insurance Co., and an auditor. Jim earned a BA from Washington & Lee University and a MBA from New York University's Stern School of Business.


CARL D. BROWN joined CRM in April 1999 and is a Research Associate. Prior to joining CRM, Carl was a Tax Consultant and CPA at KPMG Peat Marwick from 1994 to April 1999. He earned a BA from the University of Pennsylvania in 1994 and an MBA from New York University's Stern School of Business in 1996.


TODD R. DENKER, CFA joined CRM as a Research Analyst in January 2001. Prior to joining the firm, he was an Equity Research Analyst at CIBC World Markets from 1997 to January 2001. He received a BS from the State University of New York at Albany in 1993, an MBA from New York University's Stern School of Business in 1998, and is a Chartered Financial Analyst.

BRENDAN J. HARTMAN joined CRM in March 2001 as a Research Analyst. Prior to joining CRM, Brendan was a Research Analyst at DLJ from October 1997 to February 2001 and at Salomon Brothers from June 1996 to October 1997. He earned a BA from Lehigh University in 1990 and a MBA from New York University's Stern School of Business in 1996.


ADAM L. STARR is a Principal at CRM. Adam joined CRM in 1999 and is responsible for portfolio management and research. Prior to CRM, he was a Partner and Portfolio Manager at Weiss, Peck & Greer, LLC from 1992 to 1999. Previously, he was an Analyst and Portfolio Manager at Charter Oak Partners from 1990 to 1992 and First Manhattan Company. Adam earned a B.A. from Clark University and an MBA from Columbia University.

SERVICE PROVIDERS

The chart below provides information on the Fund's primary service providers.


                    CRM MID CAP VALUE FUND
Asset Management

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC
707 Westchester Avenue
White Plains, NY 10604
Manages the Series' business and investment activities.

Shareholder Services

TRANSFER AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809
Handles shareholder services, including recordkeeping and statements, payment of distribution and processing of buy and sell requests.

Fund Operations

ADMINISTRATOR AND ACCOUNTING AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809
Provides facilities, equipment and personnel to carry out administrative services related to the Fund and calculates the Fund's NAV and distributions.

Asset Safe Keeping

CUSTODIAN

Wilmington Trust Company
1100 North Market Street
Wilmington, DE 19890
Holds the Fund's assets, settle all portfolio trades and collect most of the valuation data required for calculating the Fund's NAV per share.

Distribution

DISTRIBUTOR
PFPC Distributors, Inc.
3200 Horizon Drive
King of Prussia, PA 19406
Distributes the Fund's shares.

                            SHAREHOLDER INFORMATION

PRICING OF SHARES

The Fund values its assets based on current market values when such values are readily available. These prices normally are supplied by a pricing service. Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees.

PLAIN TALK

                     WHAT IS THE NET ASSET VALUE OR "NAV"?

  NAV  =  Assets - Liabilities
          --------------------
          Outstanding Shares

PFPC determines the NAV per share of the Fund as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each Business Day (a day that the Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund.

Shares will not be priced on those days the Fund's offices are closed. As of the date of this prospectus, those days are:


         New Year's Day                      Good Friday              Labor Day
         Martin Luther King, Jr. Day         Memorial Day             Thanksgiving Day
         President's Day                     Independence Day         Christmas Day

PURCHASE OF SHARES

PLAIN TALK

                            HOW TO PURCHASE SHARES:

                         - Directly by mail or by wire

                         - As a client of a Third Party

Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in the Fund's Retail Shares is $1,000 ($1,000 for IRAs or automatic investment plans). The Fund, in its sole discretion, may waive the minimum initial amount to establish certain Retail share accounts. The minimum additional investment for all accounts is in any amount. You may purchase shares as specified below.

You may also purchase shares if you are a client of a broker or other financial institution (a "Third Party"). The policies and fees charged by the Third Party may be different than those charged by the Fund. Banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to CRM Funds, indicating the name of the Fund, along with a completed application. If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, the Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

  REGULAR MAIL:                             OVERNIGHT MAIL:
  -------------                             ---------------
  CRM Funds                                 CRM Funds
  c/o PFPC Inc.                             c/o PFPC Inc.
  P.O. Box 8742                             400 Bellevue Parkway, Suite 108
  Wilmington, DE 19899                      Wilmington, DE 19809

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) CRM-2883 before making a purchase by wire, and if making an initial purchase, to also obtain an account number. Once you have an account number, you should instruct your bank to wire funds to:

PFPC Trust Company

c/o PNC Bank

Philadelphia, PA

ABA #031-0000-53

DDA #86-0172-6591

Attention: The CRM Funds

Be sure to include your account number, the Fund name and your name. If you make an initial purchase by wire, you must promptly forward a completed application to the Transfer Agent at the address above. If you are making a subsequent purchase, the wire should also indicate your Fund account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the Transfer Agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Any purchase order may be rejected if the Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. The Fund will not accept third party checks.

It is the responsibility of the Third Party to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA), or an automatic investment plan, please refer to the Statement of Additional Information.

REDEMPTION OF SHARES

PLAIN TALK

                          HOW TO REDEEM (SELL) SHARES:

                                   - By mail

                                 - By telephone

You may sell your shares on any Business Day as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. There is no fee when Fund shares are redeemed. It is the responsibility of the Third Party to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the Transfer Agent before 4:00 p.m. Eastern time), or the next Business Day (if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at a Third Party, you should contact the Third Party for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee". A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Fund name, your account number and your name. The written instructions and signature guarantee should be mailed to:

  REGULAR MAIL:                             OVERNIGHT MAIL:
  -------------                             ---------------
  CRM Funds                                 CRM Funds
  c/o PFPC Inc.                             c/o PFPC Inc.
  P.O. Box 8742                             400 Bellevue Parkway, Suite 108
  Wilmington, DE 19899                      Wilmington, DE 19809

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Fund has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature, as the shareholder, by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund shares.

If shares to be redeemed represent a recent investment made by check, the Fund reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).


SMALL ACCOUNTS: If the value of your Fund account falls below $500 for Retail Share accounts, the Fund may ask you to increase your balance. If the account value is still below such amounts after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.


REDEMPTIONS IN KIND: The Fund reserves the right to make redemptions "in kind" -- payments of redemption proceeds in fund securities rather than cash -- if the amount redeemed is large enough to affect the Series' operations (for example, if it represents more than 1% of the Series' assets).

DIVIDENDS AND OTHER DISTRIBUTIONS

PLAIN TALK

                         WHAT IS NET INVESTMENT INCOME?

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

As a shareholder of the Fund, you are entitled to dividends and other distributions arising from net investment income and net realized gains, if any, earned on the investments held by the Fund. Dividends and distributions, if any, are declared and paid annually to you.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional Fund shares unless you have elected to receive the distributions in cash.

TAXES

FEDERAL INCOME TAX: As long as the Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While the Fund may invest in securities that earn interest exempt from Federal income tax, the Fund invests primarily in taxable securities. The Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

Dividends you receive from the Fund, whether reinvested in Fund shares or taken as cash, are generally taxable to you as ordinary income. Distributions of the Fund's net capital gain whether reinvested in Fund shares or taken as cash, when designated as such, are taxable to you as long-term capital gain, regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. The Fund anticipates the distribution of net investment income.

It is a taxable event for you if you sell or exchange shares of the Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisers concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                           DISTRIBUTION ARRANGEMENTS

The Distributor, PFPC Distributors, Inc., manages the Fund's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Fund does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

RULE 12b-1 FEES

PLAIN TALK

                              WHAT ARE 12b-1 FEES?

12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.

The Fund has adopted a distribution plan under Rule 12b-1 that allows the Fund to pay a fee to the distributor for the sale and distribution of its Retail Shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees indirectly will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the distribution plan, the Fund will pay distribution fees to the distributor at a maximum annual rate of 0.25% of its aggregate average daily net assets attributable to its Retail Shares.

SHAREHOLDER SERVICE FEES


The Board of Trustees has adopted a shareholder service plan authorizing the Fund to pay service providers an annual fee not exceeding 0.25% of the Fund's average daily net assets of its Retail Shares, to compensate service providers who maintain a service relationship with shareholders of the Fund's Retail Shares. Service activities provided by service providers under this plan include
(a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders of Retail Shares.

MASTER/FEEDER STRUCTURE

Other investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including the Fund, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Fund, will pay its proportionate share of the master fund's expenses.

For reasons relating to costs or a change in investment goal, among others, the Fund could switch to another master fund or decide to manage its assets itself. The Fund is not currently contemplating such a move.

SHARE CLASSES


The Fund issues Institutional, Investor and Retail Shares, which have different minimum investment requirements and fees. Institutional Shares are offered only to those investors who invest in the Fund through an intermediary (i.e. broker) or through a consultant and who invests $1,000,000 or more or where related accounts total $1,000,000 or more when combined. Investors investing $10,000 or more may purchase Investor Shares; investors investing $1,000 or more may purchase Retail Shares. Unlike the Retail Shares, Institutional and Investor Shares of the Fund are not subject to a distribution fee. The Retail Shares and Investor Shares are both subject to shareholder service fees.

FOR MORE INFORMATION


FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

                           ANNUAL/SEMI-ANNUAL REPORTS
Contain performance data and information on fund holdings, operating results and a discussion of the market conditions and investment strategies that significantly affect the Funds' performance for the most recently completed fiscal year or half-year.

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)
  Provides a complete technical and legal description of the Funds' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

   Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

                                  CRM Funds c/o
                                    PFPC Inc.
                              400 Bellevue Parkway
                                    Suite 108
                           Wilmington, Delaware 19809
                                 (800) CRM-2883
                       9:00 a.m. to 5:00 p.m. Eastern time

 Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC,
Washington, DC, 20549-0102. Information on the operation of the Public Reference
  Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Funds may be viewed on-screen or downloaded from the SEC's
                      Internet site at http://www.sec.gov.

   FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING
    ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR
                    SERVICES, PLEASE CALL 1-(800)-CRM-2883.

            The investment company registration number is 811-08648.



                              [CRM FUNDS LOGO]

                              CRM MID CAP
                              VALUE FUND





                              CRM FUNDS
                              C/O PFPC
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809
                              800 - CRM-2883

                                    WEB SITE:
                                www.crmfunds.com

                                 WT MUTUAL FUND


                     WILMINGTON PRIME MONEY MARKET PORTFOLIO
                    WILMINGTON PREMIER MONEY MARKET PORTFOLIO
                      WILMINGTON U.S. GOVERNMENT PORTFOLIO
                         WILMINGTON TAX-EXEMPT PORTFOLIO
                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                     WILMINGTON BROAD MARKET BOND PORTFOLIO
                       WILMINGTON MUNICIPAL BOND PORTFOLIO
                      WILMINGTON LARGE CAP GROWTH PORTFOLIO
                       WILMINGTON LARGE CAP CORE PORTFOLIO
                       WILMINGTON SMALL CAP CORE PORTFOLIO
                WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO
                      WILMINGTON LARGE CAP VALUE PORTFOLIO
                       WILMINGTON MID CAP VALUE PORTFOLIO
                      WILMINGTON SMALL CAP VALUE PORTFOLIO
                          WILMINGTON BALANCED PORTFOLIO


                              400 Bellevue Parkway
                           Wilmington, Delaware 19809





                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 2002





This Statement of Additional Information is not a prospectus and should be read in conjunction with each Portfolio's current prospectus, as amended from time to time. A copy of each current prospectus and annual report may be obtained without charge, by writing to PFPC Distributors, Inc. (the "Distributor"), 3200 Horizon Drive, King of Prussia, PA 19406, and from certain institutions such as banks or broker-dealers that have entered into servicing agreements with the Distributor or by calling (800) 336-9970.


Each Portfolio and its corresponding master Series' audited financial statements for the year ended June 30, 2001, included in the Annual Reports to shareholders, and unaudited financial statements for the fiscal period ended December 31, 2001, included in the Semi-Annual Reports to shareholders, are each incorporated into this SAI by reference.

                                TABLE OF CONTENTS


GENERAL INFORMATION .......................................................1
INVESTMENT POLICIES .......................................................1
INVESTMENT LIMITATIONS ...................................................15
TRUSTEES AND OFFICERS ....................................................20
INVESTMENT ADVISORY AND OTHER SERVICES ...................................28
Rodney Square Management Corporation .....................................28
Cramer Rosenthal McGlynn, LLC.............................................29
Roxbury Capital Management LLC............................................30
SUB-ADVISORY SERVICES ....................................................30
ADDITIONAL SERVICE PROVIDERS .............................................31
DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN ...............................31
BROKERAGE ALLOCATION AND OTHER PRACTICES .................................32
CAPITAL STOCK AND OTHER SECURITIES .......................................33
PURCHASE, REDEMPTION AND PRICING OF SHARES ...............................34
DIVIDENDS ................................................................37
TAXATION OF THE PORTFOLIOS ...............................................37
CALCULATION OF PERFORMANCE INFORMATION ...................................42
TAX-EQUIVALENT YIELD TABLE ...............................................43
FINANCIAL STATEMENTS .....................................................46
APPENDIX A -- OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES .A-1
APPENDIX B -- DESCRIPTION OF RATINGS ....................................B-1

                               GENERAL INFORMATION


WT Mutual Fund (the "Fund") is a diversified, open-end management investment company that was organized as a Delaware business trust on June 1, 1994. The name of the Fund was changed from Kiewit Mutual Fund to WT Mutual Fund on October 20, 1998.


The Fund has established the following Portfolios described in this Statement of Additional Information: Wilmington Prime Money Market, Wilmington Premier Money Market, Wilmington U.S. Government, Wilmington Tax-Exempt, Wilmington Short/Intermediate Bond, Wilmington Broad Market Bond, Wilmington Municipal Bond, Wilmington Large Cap Growth, Wilmington Large Cap Core, Wilmington Small Cap Core, Wilmington International Multi-Manager, Wilmington Large Cap Value, Wilmington Mid Cap Value, Wilmington Small Cap Value, and Wilmington Balanced Portfolios (collectively, the "Portfolios"). Each of these Portfolios issues Institutional and Investor class shares, except for (i) Wilmington Premier Money Market which issues only Institutional class shares, (ii) Wilmington Prime Money Market, Wilmington U.S. Government Portfolio, Wilmington Tax-Exempt Portfolio which issue only Investor and Service class shares and (iii) Wilmington Balanced Portfolio which issues only Institutional and service class shares.


                               INVESTMENT POLICIES


The following information supplements the information concerning each Portfolio's investment objective, policies and limitations found in the prospectus. Unless otherwise indicated, it applies to the Portfolios through their investment in corresponding master funds, which are series of WT Investment Trust I (the "Series").


                             MONEY MARKET PORTFOLIOS


The "Money Market Portfolios" are the Prime Money Market, the Premier Money Market, the U.S. Government and the Tax-Exempt Portfolios. Each has adopted a fundamental policy requiring it to maintain a constant net asset value of $1.00 per share, although this may not be possible under certain circumstances. Each Portfolio values its portfolio securities on the basis of amortized cost (see "Purchase, Redemption and Pricing of Shares") pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). As conditions of that Rule, the Board of Trustees has established procedures reasonably designed to stabilize each Portfolio's price per share at $1.00 per share. Each Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less; purchases only instruments with effective maturities of 397 days or less; and invests only in securities which are of high quality as determined by major rating services or, in the case of instruments which are not rated, of comparable quality as determined by the investment adviser, Rodney Square Management Corporation ("RSMC"), under the direction of and subject to the review of the Board of Trustees.


BANK OBLIGATIONS. The Prime Money Market and the Premier Money Market Portfolios may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly owned banking subsidiaries of such foreign banks located in the United States.


Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by governmental regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. A brief description of some typical types of bank obligations follows:

         - BANKERS' ACCEPTANCES. The Prime Money Market, the Premier Money Market and the Tax-Exempt Portfolios may invest in bankers' acceptances, which are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

         - CERTIFICATES OF DEPOSIT. The Prime Money Market, the Premier Money Market and the Tax-Exempt Portfolios may invest in certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

         - TIME DEPOSITS. The Prime Money Market and the Premier Money Market Portfolios may invest in time deposits, which are bank deposits for fixed periods of time.


CERTIFICATES OF PARTICIPATION. The Tax-Exempt Portfolio may invest in certificates of participation, which give the investor an undivided interest in the municipal obligation in the proportion that the investor's interest bears to the total principal amount of the municipal obligation.


CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Prime Money Market and the Premier Money Market Portfolios may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolios will only invest in commercial paper rated, at the time of purchase, in the highest category by a nationally recognized statistical rating organization ("NRSRO"), such as Moody's or S&P or, if not rated, determined by the adviser to be of comparable quality. See "Appendix B - Description of Ratings." The Portfolios may invest in asset-backed commercial paper subject to Rule 2a-7 restrictions on investments in asset-backed securities, which include a requirement that the security must have received a rating from a NRSRO.


FOREIGN SECURITIES. At the present time, portfolio securities of the Prime Money Market and the Premier Money Market Portfolios that are purchased outside the United States are maintained in the custody of foreign branches of U.S. banks. To the extent that the Portfolios may maintain portfolio securities in the custody of foreign subsidiaries of U.S. banks, and foreign banks or clearing agencies in the future, those sub-custodian arrangements are subject to regulations under the 1940 Act that govern custodial arrangements with entities incorporated or organized in countries outside of the United States.


ILLIQUID SECURITIES. No Money Market Portfolio may invest more than 10% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Portfolio's books.


The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the adviser, pursuant to guidelines approved by the Board. The adviser will monitor the liquidity of securities held by a Portfolio and report periodically on such decisions to the Board.


INVESTMENT COMPANY SECURITIES. The Money Market Portfolios may invest in the securities of other money market mutual funds, within the limits prescribed by the 1940 Act. These limitations currently provide, in part, that a Portfolio may not purchase shares of an investment company if (a) such a purchase would cause the Portfolio to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Portfolio to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Portfolio's total assets to be invested in the aggregate in all investment companies. As a shareholder in an investment company, the Portfolio would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. The Portfolios' investments of their assets in the corresponding Series pursuant to the master/feeder structure are excepted from the above limitations.


MUNICIPAL SECURITIES. The Prime Money Market, the Premier Money Market and the Tax-Exempt Portfolios each may invest in debt obligations issued by states, municipalities and public authorities ("Municipal Securities") to obtain funds for various public purposes. Yields on Municipal Securities are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Although the interest on Municipal Securities may be exempt from federal income tax, dividends paid by a Portfolio to its shareholders may not be tax-exempt. A brief description of some typical types of municipal securities follows:

         - GENERAL OBLIGATION SECURITIES are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond.

         - REVENUE OR SPECIAL OBLIGATION SECURITIES are backed by the revenues of a specific project or facility - tolls from a toll bridge, for example.

         - BOND ANTICIPATION NOTES normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide money for the repayment of the notes.

         - TAX ANTICIPATION NOTES finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable for these specific future taxes.

         - REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

         - INDUSTRIAL DEVELOPMENT BONDS ("IDBs") and Private Activity Bonds ("PABs") are specific types of revenue bonds issued on or behalf of public authorities to finance various privately operated facilities such as solid waste facilities and sewage plants. PABs generally are such bonds issued after April 15, 1986. These obligations are included within the term "municipal bonds" if the interest paid on them is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most case revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed, or some form of credit enhancement such as a letter of credit.

         - TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES provide for short-term capital needs and usually have maturities of one year or less. They include tax anticipation notes, revenue anticipation notes and construction loan notes.

         - CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration by way of "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association).

         - PUT BONDS are municipal bonds which give the holder the right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond's maturity date.


REPURCHASE AGREEMENTS. Each Money Market Portfolio may invest in repurchase agreements. A repurchase agreement is a transaction in which a Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio if the other party to the repurchase agreement becomes bankrupt), it is the policy of a Portfolio to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Portfolio's investment limitations.


SECURITIES LENDING. Each Money Market Portfolio may from time to time lend their portfolio securities pursuant to agreements which require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Portfolio exceed one-third of the value of the Portfolio's total assets taken at fair market value. A Portfolio will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Portfolio will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the adviser to be of good standing and when, in the judgment of the adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

STANDBY COMMITMENTS. Each Money Market Portfolio may invest in standby commitments. It is expected that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Portfolios may pay for standby commitments either separately in cash or by paying a higher price for the obligations acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). Standby commitments purchased by the Portfolios will be valued at zero in determining net asset value and will not affect the valuation of the obligations subject to the commitments. Any consideration paid for a standby commitment will be accounted for as unrealized depreciation and will be amortized over the period the commitment is held by a Portfolio.


U.S. GOVERNMENT OBLIGATIONS. Each Money Market Portfolio may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from securities supported by the full faith and credit of the United States (for example, securities of the Government National Mortgage Association), to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Tennessee Valley Authority, Federal Farm Credit Banks and the Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.


VARIABLE AND FLOATING RATE SECURITIES. Each Money Market Portfolio may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Portfolio investments in these securities must comply with conditions established by the Securities and Exchange Commission ("SEC") under which they may be considered to have remaining maturities of 397 days or less.


WHEN-ISSUED SECURITIES. Each Money Market Portfolio may buy when-issued securities or sell securities on a delayed-delivery basis. This means that delivery and payment for the securities normally will take place approximately 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received are each fixed at the time the buyer enters into the commitment. During the period between purchase and settlement, the purchaser makes no payment and no interest accrues to the purchaser. However, when a security is sold on a delayed-delivery basis, the seller does not participate in further gains or losses with respect to the security. If the other party to a when-issued or delayed-delivery transaction fails to transfer or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss.


A Portfolio will make a commitment to purchase when-issued securities only with the intention of actually acquiring the securities, but the Portfolio may dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. A Portfolio may also sell the underlying securities before they are delivered, which may result in gains or losses. A separate account for each Portfolio is established at the custodian bank, into which cash and/or liquid securities equal to the amount of when-issued purchase commitments is deposited. If the market value of the deposited securities declines additional cash or securities will be placed in the account on a daily basis to cover the Portfolio's outstanding commitments.


When a Portfolio purchases a security on a when-issued basis, the security is recorded as an asset on the commitment date and is subject to changes in market value generally, based upon changes in the level of interest rates. Thus, upon delivery, the market value of the security may be higher or lower than its cost, and this may increase or decrease the Portfolio's net asset value. When payment for a when-issued security is due, a Portfolio will meet its obligations from then-available cash flow, the sale of the securities held in the separate account, the sale of other securities or from the sale of the when-issued securities themselves. The sale of securities to meet a when-issued purchase obligation carries with it the potential for the realization of capital gains or losses.

                               THE BOND PORTFOLIOS


The "Bond Portfolios" are the Short/Intermediate Bond, the Broad Market Bond and the Municipal Bond Portfolios. RSMC, the investment adviser for the Bond Portfolios, employs an investment process that is disciplined, systematic and oriented toward a quantitative assessment and control of volatility. The Bond Portfolios' exposure to credit risk is moderated by limiting their investments to securities that, at the time of purchase, are rated investment grade by a nationally recognized statistical rating organization such as Moody's, S&P, or, if unrated, are determined by the adviser to be of comparable quality. See "Appendix B - Description of Ratings." Ratings, however, are not guarantees of quality or of stable credit quality. Not even the highest rating constitutes assurance that the security will not fluctuate in value or that a Portfolio will receive the anticipated yield on the security. RSMC continuously monitors the quality of the Portfolios' holdings, and should the rating of a security be downgraded or its quality be adversely affected, RSMC will determine whether it is in the best interest of the affected Portfolio to retain or dispose of the security.


The effect of interest rate fluctuations in the market on the principal value of the Bond Portfolios is moderated by limiting the average dollar-weighted duration of their investments -- in the case of the Short/Intermediate Bond Portfolio to a range of 2 1/2 to 4 years, in the case of the Broad Market Bond Portfolio to a range of 4 to 7 years, and in the case of the Municipal Bond Portfolio to a range of 4 to 8 years. Investors may be more familiar with the term "average effective maturity" (when, on average, the fixed income securities held by the Portfolio will mature), which is sometimes used to express the anticipated term of the Portfolios' investments. Generally, the stated maturity of a fixed income security is longer than it's projected duration. Under normal market conditions, the average effective maturity, in the case of the Short/Intermediate Bond Portfolio, is expected to fall within a range of approximately 3 to 5 years, in the case of the Broad Market Bond Portfolio, within a range of approximately 7 to 12 years, and in the case of the Municipal Bond Portfolio, within a range of approximately 5 to 10 years. In the event of unusual market conditions, the average dollar-weighted duration of the Portfolios may fall within a broader range. Under those circumstances, the Short/Intermediate Bond and the Broad Market Bond Portfolios may invest in fixed income securities with an average dollar-weighted duration of 1 to 6 years and 2 to 10 years, respectively.


RSMC's goal in managing the Short/Intermediate Bond and the Broad Market Bond Portfolios is to gain additional return by analyzing the market complexities and individual security attributes which affect the returns of fixed income securities. The Bond Portfolios are intended to appeal to investors who want a thoughtful exposure to the broad fixed income securities market and the high current returns that characterize the short-term to intermediate-term sector of that market.


Given the average duration of the holdings of the Bond Portfolios and the current interest rate environment, the Portfolios should experience smaller price fluctuations than those experienced by longer-term bond and municipal bond funds and a higher yield than fixed-price money market and tax-exempt money market funds. Of course, the Portfolios will likely experience larger price fluctuations than money market funds and a lower yield than longer-term bond and municipal bond funds. Given the quality of the Portfolios' holdings, which must be investment grade (rated within the top four categories) or comparable to investment grade securities at the time of purchase, the Portfolios will accept lower yields in order to avoid the credit concerns experienced by funds that invest in lower quality fixed income securities. In addition, although the Municipal Bond Portfolio expects to invest substantially all of its net assets in municipal securities that provide interest income that is exempt from federal income tax, it may invest up to 20% of its net assets in other types of fixed income securities that provide federally taxable income.


The composition of each Portfolio's holdings varies depending upon RSMC's analysis of the fixed income markets and the municipal securities markets (for the Municipal Bond Portfolio), including analysis of the most attractive segments of the yield curve, the relative value of the different market sectors, expected trends in those markets and supply versus demand pressures. Securities purchased by the Portfolios may be purchased on the basis of their yield or potential capital appreciation or both. By maintaining each Portfolio's specified average duration, RSMC seeks to protect the Portfolio's principal value by reducing fluctuations in value relative to those that may be experienced by bond funds with longer average durations. This strategy may reduce the level of income attained by the Portfolios. Of course, there is no guarantee that principal value can be protected during periods of extreme interest rate volatility.


RSMC may make frequent changes in the Portfolios' investments, particularly during periods of rapidly fluctuating interest rates. These frequent changes would involve transaction costs to the Portfolios and could result in taxable capital gains.

ASSET-BACKED SECURITIES. The Bond Portfolios may purchase interests in pools of obligations, such as credit card or automobile loan receivables, purchase contracts and financing leases. Such securities are also known as "asset-backed securities," and the holders thereof may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction.


Asset-backed securities are typically supported by some form of credit enhancement, such as cash collateral, subordinated tranches, a letter of credit, surety bond or limited guaranty. Credit enhancements do not provide protection against changes in the market value of the security. If the credit enhancement is exhausted or withdrawn, security holders may experience losses or delays in payment if required payments of principal and interest are not made with respect to the underlying obligations. Except in very limited circumstances, there is no recourse against the vendors or lessors that originated the underlying obligations.


Asset-backed securities are likely to involve unscheduled prepayments of principal that may affect yield to maturity, result in losses, and may be reinvested at higher or lower interest rates than the original investment. The yield to maturity of asset-backed securities that represent residual interests in payments of principal or interest in fixed income obligations is particularly sensitive to prepayments.


The value of asset-backed securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool of underlying obligations, the originator of those obligations or the financial institution providing credit enhancement.


BANK OBLIGATIONS. Each Bond Portfolio may invest in the same U.S.
dollar-denominated obligations of major banks as Each Money Market Portfolio. (See "Money Market Portfolios - Bank Obligations").


CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Bond Portfolios may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolios will only invest in commercial paper rated, at the time of purchase, in the highest category by a nationally recognized statistical rating organization, such as Moody's or S&P or, if not rated, determined by RSMC to be of comparable quality.


FIXED INCOME SECURITIES WITH BUY-BACK FEATURES. Fixed income securities with buy-back features enable the Bond Portfolios to recover principal upon tendering the securities to the issuer or a third party. Letters of credit issued by domestic or foreign banks often supports these buy-back features. In evaluating a foreign bank's credit, RSMC considers whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions that could adversely affect the bank's ability to honor its commitment under the letter of credit. The Municipal Bond Portfolio will not acquire municipal securities with buy-back features if, in the opinion of counsel, the existence of a buy-back feature would alter the tax-exempt nature of interest payments on the underlying securities and cause those payments to be taxable to that Portfolio and its shareholders.


Buy-back features include standby commitments, put bonds and demand features.

         - STANDBY COMMITMENTS. Each Bond Portfolio may acquire standby commitments from broker-dealers, banks or other financial intermediaries to enhance the liquidity of portfolio securities. A standby commitment entitles a Portfolio to same day settlement at amortized cost plus accrued interest, if any, at the time of exercise. The amount payable by the issuer of the standby commitment during the time that the commitment is exercisable generally approximates the market value of the securities underlying the commitment. Standby commitments are subject to the risk that the issuer of a commitment may not be in a position to pay for the securities at the time that the commitment is exercised.

                  Ordinarily, a Portfolio will not transfer a standby commitment to a third party, although the Portfolio may sell securities subject to a standby commitment at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of the securities subject to the commitments. In the latter case, the Portfolio may pay a higher price for the securities acquired in consideration for the commitment.

         - PUT BONDS. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, a Portfolio in effect holds a demand obligation that bears interest at the prevailing short-term rate.


                  In selecting put bonds for the Bond Portfolios, RSMC takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments, the bond's rating is downgraded or, in the case of a municipal bond, the bond loses its tax-exempt status.

         - DEMAND FEATURES. Many variable rate securities carry demand features that permit the holder to demand repayment of the principal amount of the underlying securities plus accrued interest, if any, upon a specified number of days' notice to the issuer or its agent. A demand feature may be exercisable at any time or at specified intervals. Variable rate securities with demand features are treated as having a maturity equal to the time remaining before the holder can next demand payment of principal. The issuer of a demand feature instrument may have a corresponding right to prepay the outstanding principal of the instrument plus accrued interest, if any, upon notice comparable to that required for the holder to demand payment.


GUARANTEED INVESTMENT CONTRACTS. A guaranteed investment contract ("GIC") is a general obligation of an insurance company. A GIC is generally structured as a deferred annuity under which the purchaser agrees to pay a given amount of money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate (either fixed or variable) for the life of the contract. Some GICs provide that the insurer may periodically pay discretionary excess interest over and above the guaranteed rate. At the GIC's maturity, the purchaser generally is given the option of receiving payment or an annuity. Certain GICs may have features that permit redemption by the issuer at a discount from par value.


Generally, GICs are not assignable or transferable without the permission of the issuer. As a result, the acquisition of GICs is subject to the limitations applicable to each Portfolio's acquisition of illiquid and restricted securities. The holder of a GIC is dependent on the creditworthiness of the issuer as to whether the issuer is able to meet its obligations. No Portfolio intends to invest more than 5% of its net assets in GICs.


ILLIQUID SECURITIES. No Bond Portfolio may invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid.


MONEY MARKET FUNDS. Each Bond Portfolio may invest in the securities of money market mutual funds, within the limits prescribed by the 1940 Act, as previously described under "Money Market Portfolios - Investment Company Securities."


MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities representing interests in a pool of mortgages secured by real property.


Government National Mortgage Association ("GNMA") mortgage-backed securities are securities representing interests in pools of mortgage loans to residential home buyers made by lenders such as mortgage bankers, commercial banks and savings associations and are either guaranteed by the Federal Housing Administration or insured by the Veterans Administration. Timely payment of interest and principal on each mortgage loan is backed by the full faith and credit of the U.S. Government.


The Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") both issue mortgage-backed securities that are similar to GNMA securities in that they represent interests in pools of mortgage loans. FNMA guarantees timely payment of interest and principal on its certificates and FHLMC guarantees timely payment of interest and ultimate payment of principal. FHLMC also has a program under which it guarantees timely payment of scheduled principal as well as interest. FNMA and FHLMC guarantees are backed only by those agencies and not by the full faith and credit of the U.S. Government. In the case of mortgage-backed securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is U.S. Government-backed.


Most mortgage-backed securities pass monthly payment of principal and interest through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, bi-weekly and semiannually. The monthly principal and interest payments also are not always passed through to the holder on a pro rata basis. In the case of collateralized mortgage obligations ("CMOs"), the pool is divided into two or more tranches and special rules for the disbursement of principal and interest payments are established.


CMO residuals are derivative securities that generally represent interests in any excess cash flow remaining after making required payments of principal and interest to the holders of the CMOs described above. Yield to maturity on CMO residuals is extremely sensitive to prepayments. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to the level of the index upon which interest rate adjustments are based.


Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities and may be issued by agencies or instrumentalities of the U.S. Government or by private mortgage lenders. SMBS usually are structured with two classes that receive different proportions of the interest and/or principal distributions on a pool of mortgage assets. A common type of SMBS will have one class of holders receiving all interest payments -- "interest only" or "IO" -- and another class of holders receiving the principal repayments -"principal only" or "PO." The yield to maturity of IO and PO classes is extremely sensitive to prepayments on the underlying mortgage assets.


MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their sub-divisions, agencies and instrumentalities, the interest on which is, in the opinion of bond counsel, exempt from federal income tax. These debt obligations are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various privately owned or operated activities. The three general categories of municipal securities are general obligation, revenue or special obligation and private activity municipal securities. A brief description of typical municipal securities follows:

         - GENERAL OBLIGATION SECURITIES are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. The proceeds from general obligation securities are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, and water and sewer systems.

         - REVENUE OR SPECIAL OBLIGATION SECURITIES are backed by the revenues of a specific project or facility - tolls from a toll bridge, for example. The proceeds from revenue or special obligation securities are used to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made. Further security may be available in the form of the state's ability, without obligation, to make up deficits in the reserve fund.

         - MUNICIPAL LEASE OBLIGATIONS may take the form of a lease, an installment purchase or a conditional sale contract issued by state and local governments and authorities to acquire land, equipment and facilities. Usually, the Portfolios will purchase a participation interest in a municipal lease obligation from a bank or other financial intermediary. The participation interest gives the holder a pro rata, undivided interest in the total amount of the obligation.


                  Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. The interest income from the lease obligation may become taxable if the lease is assigned. Also, to free the municipal issuer from constitutional or statutory debt issuance limitations, many leases and contracts include non-appropriation clauses providing that the municipality has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the municipality on a yearly or other periodic basis. Finally, the lease may be illiquid.

         - RESOURCE RECOVERY BONDS are affected by a number of factors, which may affect the value and credit quality of these revenue or special obligations. These factors include the viability of the project being financed, environmental protection regulations and project operator tax incentives.

         - PRIVATE ACTIVITY SECURITIES are specific types of revenue bonds issued on behalf of public authorities to finance various privately operated facilities such as educational, hospital or housing facilities, local facilities for water supply, gas, electricity, sewage or solid waste disposal, and industrial or commercial facilities. The payment of principal and interest on these obligations generally depends upon the credit of the private owner/user of the facilities financed and, in certain instances, the pledge of real and personal property by the private owner/user. The interest income from certain types of private activity securities may be considered a tax preference item for purposes of the federal alternative minimum tax ("Tax Preference Item").


Short-term municipal securities in which the Portfolios may invest include Tax Anticipation, Revenue Anticipation, Bond Anticipation and Construction Loan Notes, which were previously described under "Money Market Portfolios - Municipal Securities."


OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. Although the Municipal Bond Portfolio has no current intention of so doing, each of the Bond Portfolios may use options and futures contracts. The Short/Intermediate Bond and the Broad Market Bond Portfolios may use forward currency contracts. For additional information regarding such investment strategies, see Appendix A to this Statement of Additional Information.


PARTICIPATION INTERESTS. Each Bond Portfolio may invest in participation interests in fixed income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed income securities.


Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset-backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.


More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.


Participation interests purchased at a discount may experience price volatility. Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder's initial investment.


The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium. Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor's actual yield to maturity will be higher than that assumed at the time of purchase.


Participation interests in pools of fixed income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle must be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both federal and state consumer protection laws may allow set-offs against certain amounts owed.


The Municipal Bond Portfolio will only invest in participation interests in municipal securities, municipal leases or in pools of securities backed by municipal assets if, in the opinion of counsel, any interest income on the participation interest will be exempt from federal income tax to the same extent as the interest on the underlying securities.


REPURCHASE AGREEMENTS. Each Bond Portfolio may invest in repurchase agreements, which were previously described under "Money Market Portfolios - Repurchase Agreements."


SECURITIES LENDING. Each Bond Portfolio may lend securities, within the limitations previously described under "Money Market Portfolios - Securities Lending". The Municipal Bond Portfolio has no current intention of lending its portfolio securities and would do so only under unusual market conditions since the interest income that a Portfolio receives from lending its securities is taxable.


U.S. GOVERNMENT OBLIGATIONS. Each Bond Portfolio may invest in the same debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities as the Money Market Portfolios. (See "Money Market Portfolios
- U.S. Government Obligations.")


VARIABLE AND FLOATING RATE SECURITIES. Each Bond Portfolio may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Portfolio investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less.


Each of the Bond Portfolios may also purchase inverse floaters that are floating rate instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater's price is considerably more volatile than that of a fixed rate security. For example, an issuer may decide to issue two variable rate instruments instead of a single long-term, fixed rate bond. The interest rate on one instrument reflects short-term interest rates, while the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on a fixed rate bond multiplied by two minus the interest rate paid on the short-term instrument. Depending on market availability, the two variable rate instruments may be combined to form a fixed rate bond. The market for inverse floaters is relatively new.


WHEN-ISSUED SECURITIES. Each Bond Portfolio may buy when-issued securities or sell securities on a delayed-delivery basis, which were previously described under "Money Market Portfolios - When-Issued Securities."


The Municipal Bond Portfolio may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness ("refunding contracts"). These contracts require the issuer to sell and the Portfolio to buy municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. The offering proceeds are then used to refinance existing municipal obligations. Although the Municipal Bond Portfolio may sell its rights under a refunding contract, the secondary market for these contracts may be less liquid than the secondary market for other types of municipal securities. The Portfolio generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts usually provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). The Portfolio may secure its obligation under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provision of the refunding contract. When required by SEC guidelines, the Portfolio will place liquid assets in a segregated custodial account equal in amount to its obligations under outstanding refunding contracts.

ZERO COUPON BONDS. Each Bond Portfolio may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. Tax laws requiring the distribution of accrued discount on the bonds, even though no cash equivalent thereto has been paid, may cause a Portfolio to liquidate investments in order to make the required distributions.


Risk Factors Applicable to the Municipal Bond Portfolio:


HEALTH CARE SECTOR. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. A major source of revenues for the industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for those programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums) and competition among health care providers. In the future, the following may adversely affect the industry: adoption of legislation proposing a national health insurance program; medical and technological advances which alter the demand for health services or the way in which such services are provided; and efforts by employers, insurers and governmental agencies to reduce the costs of health insurance and health care services.


Health care facilities include life care facilities, nursing homes and hospitals. The Municipal Bond Portfolio may invest in bonds to finance these facilities which are typically secured by the revenues from the facilities and not by state or local government tax payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be a risk of default in the payment of principal or interest on a bond issue if the facility does not maintain adequate financial reserves for debt service.


HOUSING SECTOR. The Municipal Bond Portfolio may invest in housing revenue bonds which typically are issued by state, county and local housing authorities and are secured only by the revenues of mortgages originated by those authorities using the proceeds of the bond issues. Factors that may affect the financing of multi-family housing projects include acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes in regulatory requirements.


Since the demand for mortgages from the proceeds of a bond issue cannot be precisely predicted, the proceeds may be in excess of demand, which would result in early retirement of the bonds by the issuer. Since the cash flow from mortgages cannot be precisely predicted, differences in the actual cash flow from the assumed cash flow could have an adverse impact upon the issuer's ability to make scheduled payments of principal and interest or could result in early retirement of the bonds.


Scheduled principal and interest payments are often made from reserve or sinking funds. These reserves are funded from the bond proceeds, assuming certain rates of return on investment of the reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate.


ELECTRIC UTILITIES SECTOR. The electric utilities industry has experienced, and may experience in the future: problems in financing large construction programs in an inflationary period; cost increases and delays caused by environmental considerations (particularly with respect to nuclear facilities); difficulties in obtaining fuel at reasonable prices; the effects of conservation on the demand for energy; increased competition from alternative energy sources; and the effects of rapidly changing licensing and safety requirements.


PROPOSED LEGISLATION. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. For example, federal tax law now limits the types and amounts of tax-exempt bonds issuable for industrial development and other types of private activities. These limitations may affect the future supply and yields of private activity securities. Further proposals affecting the value of tax-exempt securities may be introduced in the future. In addition, proposals have been made, such as that involving the "flat tax," that could reduce or eliminate the value of that exemption. If the availability of municipal securities for investment or the value of the Municipal Bond Portfolio's holdings could be materially affected by such changes in the law, the Trustees would reevaluate the Portfolio's investment objective and policies or consider the Portfolio's dissolution.

PORTFOLIO TURNOVER. Portfolio turnover rates for the past 2 years, were:

                                  12 MONTHS ENDED       12 MONTHS ENDED
                                      6/30/01               6/30/00

Short/Intermediate Bond                 88%                   47%

Broad Market Bond                       73%                   53%

Municipal Bond                          36%                   50%




During the fiscal year ended June 30, 2001, market volatility was high, which created many opportunities and challenges for the Portfolios. In an effort to improve the Short/Intermediate Bond Series' performance, RSMC took advantage of numerous trading opportunities which resulted in a significant difference the Series' portfolio turnover rate from the 2000 to 2001 fiscal year.


                              THE EQUITY PORTFOLIOS


The "Equity Portfolios" are the Large Cap Growth, the Large Cap Core, the Small Cap Core, the International Multi-Manager, the Large Cap Value, the Mid Cap Value and the Small Cap Value Portfolios.


AMERICAN DEPOSITARY RECEIPTS (ADRS) AND EUROPEAN DEPOSITARY RECEIPTS (EDRS). The International Multi-Manager and Large Cap Core Portfolios each may invest in ADRs and EDRs. ADRs and EDRs are securities, typically issued by a U.S. financial institution or a non-U.S. financial institution in the case of an EDR (a "depositary"). The institution has ownership interests in a security, or a pool of securities, issued by a foreign issuer and deposited with the depositary. ADRs and EDRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.


CASH MANAGEMENT. The Large Cap Growth, Small Cap Core and the International Multi-Manager Portfolios each may invest no more than 15% of its total assets in cash and cash equivalents including high-quality money market instruments and money market funds in order to manage cash flow in the Portfolio. The other Equity Portfolios are not subject to specific percentage limitations on such investments. Certain of these instruments are described below.

         - MONEY MARKET FUNDS. Each Equity Portfolio may invest in the securities of other money market mutual funds, within the limits prescribed by the 1940 Act. (See "Money Market Portfolios - Investment Company Securities.")

                  The International Multi-Manager Portfolio may invest in securities of open-end and closed-end investment companies that invest primarily in the equity securities of issuers in countries where it is impossible or impractical to invest directly. Such investments will be subject to the limits described above.

         - U.S. GOVERNMENT OBLIGATIONS. Each Equity Portfolio may invest in the same debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities as the Money Market Portfolios. (See "Money Market Portfolios - U.S. Government Obligations.")

         - COMMERCIAL PAPER. Each Equity Portfolio may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolios may invest only in commercial paper rated A-1 or higher by S&P or Moody's or if not rated, determined by the adviser or sub-adviser to be of comparable quality.

         - BANK OBLIGATIONS. Each Equity Portfolio may invest in the same obligations of U.S. banks as the Money Market Funds. (See "Money Market Portfolios - Bank Obligations.")

CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Portfolio's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.


Each Equity Portfolio may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by a nationally recognized statistical rating organization ("NRSRO") such as Moody's or S&P, or if unrated, are determined by the adviser or a sub-adviser, as applicable, to be of comparable quality. In addition, the International Multi-Manager Portfolio may invest in non-convertible debt securities issued by foreign governments, international agencies, and private foreign issuers that, at the time of purchase, are rated A or better by an NRSRO, or, if not rated, are judged by the adviser or one or more of the sub-advisers to be of comparable quality. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to a Portfolio's purchase of the security, the adviser or a sub-adviser, as applicable, will determine whether it is in the best interest of the Portfolio to retain the security.


DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.


HEDGING STRATEGIES. Each Equity Portfolio may engage in certain hedging strategies that involve options, futures and, in the case of the International Multi-Manager Portfolio, forward currency exchange contracts. These hedging strategies are described in detail in Appendix A.


ILLIQUID SECURITIES. Each of the Large Cap Value, Mid Cap Value and Small Cap Value Portfolios may invest no more than 10% of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. Each of the Large Cap Growth, Large Cap Core, Small Cap Core and International Multi-Manager Portfolios may invest no more than 15% of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Portfolio's investment adviser to the Board of Trustees.


OPTIONS ON SECURITIES AND SECURITIES INDEXES. The Large Cap Growth, Large Cap Value and Small Cap Core Portfolios each may purchase call options on securities that RSMC intends to include in the Portfolios in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. The Portfolios may purchase put options to hedge against a decline in the market value of securities held in the Portfolios or in an attempt to enhance return. The Portfolios may write
(sell) put and covered call options on securities in which they are authorized to invest. The Portfolios may also purchase put and call options, and write put and covered call options on U.S. securities indexes. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the percentage of the total assets of a Portfolio that are invested in equity (or related) securities, the Portfolio may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.


REPURCHASE AGREEMENTS. Each Equity Portfolio may invest in repurchase agreements, which were previously described under "Money Market Portfolios - Repurchase Agreements."


RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 ("1933 Act") or an exemption from registration. Each of the Equity Portfolios is subject to a Portfolio's investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale under Rule 144A of the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the adviser or a sub-adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the adviser or a sub-adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the adviser or a sub-adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act.

SECURITIES LENDING. Each Equity Portfolio may lend securities subject to the same conditions applicable to the Bond Portfolios, as described under "Money Market Portfolios - Securities Lending."


PORTFOLIO TURNOVER. Portfolio turnover rates for the past 2 years, (or since inception, if applicable) were:

                                   12 MONTHS ENDED         12 MONTHS ENDED
                                         6/30/01               6/30/00

Large Cap Growth                           78%                   111%

Large Cap Core                             72%                    12%

Small Cap Core                             53%                    47%

Large Cap Value                            109%                  136%

Mid Cap Value                              163%                  274%

Small Cap Value                            90%                    96%

International Multi-Manager                86%                    78%




The frequency of portfolio transactions and a Series' turnover rates will vary from year to year depending on the market. During the fiscal year ended June 30, 2001, market volatility was high, which created many opportunities and challenges to portfolios that invest in equity securities. The Large Cap Core and Mid Cap Value Series are among the portfolios affected by this market dynamic. Cramer Rosenthal McGlynn, LLC, the adviser to the Mid Cap Value Series, disposed of and acquired several holdings in an effort to have the Series' portfolio consist of securities that could sustain the volatile market. For similar reasons, RSMC disposed of a number of holdings in the Large Cap Core Series. Each of the advisers took this temporary position of disposing of and acquiring a number of securities in a relative short period of time to take advantage of market moves.


                             THE BALANCED PORTFOLIO


AMERICAN DEPOSITARY RECEIPTS (ADRS) AND EUROPEAN DEPOSITARY RECEIPTS (EDRS). The Balanced Portfolio may invest in ADRs and EDRs as previously described under "The Equity Portfolios - American Depositary Receipts (ADRs) And European Depositary Receipts (EDRs)."


ASSET-BACKED SECURITIES. The Balanced Portfolio may invest in the same asset-backed securities as the Bond Portfolios. (See "The Bond Portfolios - Asset-Backed Securities.")


BANK OBLIGATIONS. The Balanced Portfolio may invest in the same U.S. dollar-denominated obligations of major banks as the Money Market Portfolios. See ("Money Market Portfolios - Bank Obligations").


CONVERTIBLE SECURITIES. The Balanced Portfolio may invest in convertible securities as previously described under "The Equity Portfolios - Convertible Securities."


CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Balanced Portfolio may invest in the same corporate bonds, notes and commercial paper as the Bond Portfolios. (See "The Bond Portfolios - Corporate Bonds, Notes And Commercial Paper.")


GUARANTEED INVESTMENT CONTRACTS. Each Balanced Portfolio may invest in the guaranteed investment contracts as previously described under "The Bond Portfolios - Guaranteed Investment Contracts.")


HEDGING STRATEGIES. The Balanced Portfolio may engage in certain hedging strategies that involve options and futures. These hedging strategies are described in detail in Appendix A.


ILLIQUID SECURITIES. The Balanced Portfolio may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid.

MONEY MARKET FUNDS. The Balanced Portfolio may invest in the securities of money market mutual funds, within the limits prescribed by the 1940 Act, as previously described under "The Money Market Portfolios - Investment Company Securities."


MORTGAGE-BACKED SECURITIES. The Balanced Portfolio may invest in the same mortgage-backed securities as the Bond Portfolios. (See "The Bond Portfolios - Mortgage - Backed Securities.")


MUNICIPAL SECURITIES. The Balanced Portfolio may invest in the same municipal securities as the Bond Portfolios. (See "The Bond Portfolios - Municipal Securities.")


OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. The Balanced Portfolio may use options, futures contracts and forward currency contracts as previously described under "The Bond Portfolios - Options, Futures and Forward Currency Contract Strategies."). For additional information regarding such investment strategies, see Appendix A to this Statement of Additional Information.


PARTICIPATION INTERESTS. The Balanced Portfolio may invest in participation interests in fixed income securities within the limitations previously described under "The Bond Portfolios -- Participation Interests."


REPURCHASE AGREEMENTS. The Balanced Portfolio may invest in repurchase agreements, within the limitations previously described under "Money Market Portfolios - Repurchase Agreements."


RESTRICTED SECURITIES. The Balanced Portfolio may invest in repurchase agreements, within the limitations previously described under "The Equity Portfolios - Restricted Securities."


SECURITIES LENDING. The Balanced Portfolio may lend securities, which were previously described under "Money Market Portfolios - Securities Lending".


U.S. GOVERNMENT OBLIGATIONS. The Balanced Portfolio may invest in the same debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities as the Money Market Portfolios. (See "Money Market Portfolios
- U.S. Government Obligations.")


VARIABLE AND FLOATING RATE SECURITIES. The Balanced Portfolio may invest in variable and floating rate securities as previously described under "The Bond Portfolios - Variable and Floating Rate Securities."


WHEN-ISSUED SECURITIES. The Balanced Portfolio may buy when-issued securities or sell securities on a delayed-delivery basis, which were previously described under "Money Market Portfolios - When-Issued Securities."


ZERO COUPON BONDS. The Balanced Portfolio may invest in zero coupon bonds of governmental or private issuers as previously described under "The Bond Portfolios - Zero Coupon Bonds."



                             INVESTMENT LIMITATIONS


Except as otherwise provided, the Portfolios and their corresponding master series have adopted the investment limitations set forth below. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Portfolio present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Portfolio. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Portfolio's assets or redemptions of shares will not be considered a violation of the limitation.


MONEY MARKET PORTFOLIOS: Each Portfolio will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Portfolio may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that each of the Prime Money Market and Premier Money Market Portfolios may invest more than 25% of its total assets in the obligations of banks;

3. borrow money, except (1) from a bank for temporary or emergency purposes (not for leveraging or investment) or (2) by engaging in reverse repurchase agreements if the Portfolio's borrowings do not exceed an amount equal to 33 1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33 1/3% of the value of the Portfolio's total assets;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that the Portfolio may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein;

7. purchase or sell physical commodities or contracts, provided that currencies and currency-related contracts will not be deemed physical commodities; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Portfolio is permitted to incur, provided that the Portfolio's use of options, futures contracts and options thereon or currency-related contracts will not be deemed to be senior securities for this purpose.


The investment limitations described above do not prohibit a Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company such as the corresponding series of WT Investment Trust I.


With respect to the exclusion from the investment limitation described in number 2 above, the Fund has been advised that it is the SEC staff's current position, that the exclusion may be applied only to U.S. bank obligations; the Money Market Portfolios, however, will consider both foreign and U.S. bank obligations within this exclusion. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy.


The following non-fundamental policies apply to each Money Market Portfolio unless otherwise indicated, and the Board of Trustees may change them without shareholder approval. Each Portfolio will not:

1.   make short sales of securities except short sales against the box;

2. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities;

3. purchase portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets, and if at any time the Portfolio's bank borrowings exceed its fundamental borrowing limitations due to a decline in net assets, such borrowings will be promptly (within 3 days) reduced to the extent necessary to comply with such limitations;

4. make loans of portfolio securities unless such loans are fully collateralized by cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or any combination of cash and securities, marked to market daily; or

5. with respect to the U.S. Government, Prime Money Market and Premier Money Market Portfolios only, purchase the securities of any one issuer if as a result more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

BOND PORTFOLIOS:
Each Portfolio will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Portfolio may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including repurchase agreements fully collateralized by U.S. Government obligations) or to tax-exempt municipal securities;

3. borrow money, provided that the Portfolio may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) or by engaging in reverse repurchase agreements if the Portfolio's borrowings do not exceed an amount equal to 33 1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33 1/3% of the value of the Portfolio's total assets;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or real estate limited partnership interests, provided that the Portfolio may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities or commodities contracts except financial and foreign currency futures contracts and options thereon, options on foreign currencies and forward currency contracts; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Portfolio is permitted to incur, provided that futures, options and forward currency transactions will not be deemed to be senior securities for purposes of this limitation.


The investment limitations described above do not prohibit a Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company such as the corresponding series of WT Investment Trust I.


The following non-fundamental policies apply to each Bond Portfolio and may be changed by the Board of Trustees without shareholder approval. Each Portfolio will not:

1. pledge, mortgage or hypothecate its assets, except the Portfolio may pledge securities having a market value at the time of the pledge not exceeding
     33 1/3% of the value of its total assets to secure borrowings, and the Portfolio may deposit initial and variation margin in connection with transactions in futures contracts and options on futures contracts;

2.   make short sales of securities except short sales against the box;

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Portfolio may make initial and variation margin deposits in connection with permitted transactions in options or futures;

4. purchase portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets;

5. purchase or sell non-hedging futures contracts or related options if aggregate initial margin and premiums required to establish such positions would exceed 5% of the Portfolio's total assets. For purposes of this limitation, unrealized profits and unrealized losses on any open contracts are taken into account, and the in-the-money amount of an option that is in-the-money at the time of purchase is excluded;

6. write put or call options having aggregate exercise prices greater than 25% of the Portfolio's net assets, except with respect to options attached to or acquired with or traded together with their underlying securities and securities that incorporate features similar to options; or


When engaging in options, futures and forward currency contract strategies, a Portfolio will either: (1) set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.


EQUITY PORTFOLIOS:
Each Portfolio will not as a matter of fundamental policy:

1. purchase the securities of any one issuer, if as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Portfolio may invest up to 25% of its total assets without regard to these limitations;
     (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) for the Large Cap Growth, Large Cap Core, Small Cap Core and International Multi-Manager Portfolios, repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2. purchase securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that (1) for the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios, this limitation does not apply to investments in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (2) the Large Cap Growth, Large Cap Core, Small Cap Core and International Multi-Manager Portfolios, this limitation does not apply to debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

3. borrow money, provided that (1) each of the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3% of a Portfolio's assets; and (2) each of the Large Cap Growth, Large Cap Core, Small Cap Core and International Multi-Manager Portfolios may borrow money for temporary or emergency purposes, and then in an aggregate amount not in excess of 10% of a Portfolio's total assets;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that (1) the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios additionally may not invest in any interest in real estate except securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein; (2) the Large Cap Growth, Large Cap Core, Small Cap Core and International Multi-Manager Portfolios each may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities, provided that (1) the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios additionally are restricted from purchasing or selling contracts, options or options on contracts to purchase or sell physical commodities and (2) the Large Cap Growth, Large Cap Core, Small Cap Core and

     International Multi-Manager Portfolios each may invest in purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

8. issue senior securities, except to the extent permitted by the 1940 Act, provided that each of the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios may borrow money subject to its investment limitation on borrowing.


When engaging in options, futures and forward currency contract strategies, a Portfolio will either: (1) set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.


The investment limitations described above do not prohibit a Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company such as the corresponding series of WT Investment Trust I.


The following non-fundamental policies apply to each Equity Portfolio unless otherwise indicated, and the Board of Trustees may change them without shareholder approval. Each Portfolio will not:

1. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Portfolio, provided that (1) this limitation does not apply to the Large Cap Growth, Large Cap Core and Small Cap Core Portfolios; and (2) with respect to the Large Cap Value, Small Cap Value, Mid Cap Value and International Multi-Manager Portfolios, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for future contracts are not deemed to be pledges or hypothecations for this purpose;

2.   make short sales of securities except short sales against the box;

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that Large Cap Value, Small Cap Value and Mid Cap Value Portfolios may make initial and variation margin deposits in connection with permitted transactions in options without violating this limitation;

4. purchase portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets, provided that (1) the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios may not borrow for purposes other than meeting redemptions in an amount exceeding 5% of the value of its total assets at the time the borrowing is made;


When engaging in options, futures and forward currency contract strategies, a Portfolio will either: (1) set aside cash or liquid securities in a segregated account with the Portfolio's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.


THE BALANCED PORTFOLIO will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Portfolio may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including repurchase agreements fully collateralized by U.S. Government obligations) or to tax-exempt municipal securities;

3. borrow money, provided that the Portfolio may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) or by engaging in reverse repurchase agreements if the Portfolio's borrowings do not exceed an amount equal to 33 1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33 1/3% of the value of the Portfolio's total assets;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or real estate limited partnership interests, provided that the Portfolio may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities or commodities contracts except financial and foreign currency futures contracts and options thereon, options on foreign currencies and forward currency contracts; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Portfolio is permitted to incur, provided that futures, options and forward currency transactions will not be deemed to be senior securities for purposes of this limitation.


The investment limitations described above do not prohibit the Balanced Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company such as the corresponding series of WT Investment Trust I.


The following non-fundamental policies apply to the Balanced Portfolio and may be changed by the Board of Trustees without shareholder approval. The Portfolio will not:

1. pledge, mortgage or hypothecate its assets, except the Portfolio may pledge securities having a market value at the time of the pledge not exceeding 33 1/3% of the value of its total assets to secure borrowings, and the Portfolio may deposit initial and variation margin in connection with transactions in futures contracts and options on futures contracts;

2.   make short sales of securities except short sales against the box;

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Portfolio may make initial and variation margin deposits in connection with permitted transactions in options or futures;

4. purchase portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets;


When engaging in options, futures and forward currency contract strategies, a Portfolio will either: (1) set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.


                              TRUSTEES AND OFFICERS

The following tables present certain information regarding the Board of Trustees and officers of the Fund. All persons named as Trustees and officers serve in a similar capacity for WT Investment Trust I (the "Trust"). Each person listed under "Interested Trustee" below is an "interested person" of the Series' investment advisers or the Fund or the Trust within the meaning of the 1940 Act. Each person who is not an "interested person" of the Series' investment advisers or the Fund or the Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. For purposes of the information below, "Fund Complex" and "WT Fund Complex" refer to the Fund and the Trust, collectively.

INTERESTED TRUSTEES

                                                                                      NUMBER OF
                                                                    PRINCIPAL       PORTFOLIOS IN
                                             TERM OF OFFICE AND  OCCUPATION(S)       FUND COMPLEX     OTHER
                               POSITION(S)     LENGTH OF TIME      DURING PAST       OVERSEEN BY   DIRECTORSHIPS
NAME, ADDRESS AND AGE        HELD WITH TRUST      SERVED           FIVE YEARS          TRUSTEE    HELD BY TRUSTEE
---------------------        ---------------      ------           ----------          -------    ---------------
ROBERT J. CHRISTIAN(1)           Trustee,    Shall serve until  Chief Investment          47       Trustee, WT
Rodney Square North           President and  death, resignation Officer of                         Investment
1100 N. Market Street          Chairman of   or removal.        Wilmington Trust                   Trust I; and
Wilmington, DE 19890            the Board    Trustee, President Company since                      Director,
Date of Birth: 2/49                          and Chairman of    February 1996.                     Rodney Square
                                             the Board since                                       Management
                                             October 1998.                                         Corporation
                                                                                                   (registered
                                                                                                   investment
                                                                                                   adviser)

WILLIAM P. RICHARDS, JR.(2)       Trustee    Shall serve until  Managing Director         47       Trustee, WT
100 Wilshire Boulevard                       death, resignation and Senior                         Investment
Suite 600                                    or removal.        Portfolio Manager,                 Trust I
Santa Monica, CA  90401                      Trustee since      Roxbury Capital
Date of Birth:  11/36                        October 1999.      Management LLC
                                                                since 1998. Prior
                                                                to 1998, Principal,
                                                                Roger Engemann &
                                                                Associates
                                                                (investment
                                                                management firm).

(1) Mr. Christian is an "interested" Trustee, as defined in the 1940 Act, by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.

(2) Mr. Richards is an "interested" Trustee by reason of his position as President of Roxbury Capital Management LLC, an investment adviser to the Trust.

INTERESTED TRUSTEES

                                                                                             NUMBER OF
                                                                        PRINCIPAL         PORTFOLIOS IN
                                                   TERM OF OFFICE AND  OCCUPATION(S)       FUND COMPLEX        OTHER
                                   POSITION(S)      LENGTH OF TIME      DURING PAST         OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE            HELD WITH TRUST       SERVED           FIVE YEARS           TRUSTEE      HELD BY TRUSTEE
---------------------            ---------------       ------           ----------           -------      ---------------
ROBERT ARNOLD                        Trustee       Shall serve until  Founder and               47         Trustee, WT
152 W. 57th Street, 44th Floor                     death, resignation co-manages, R. H.                    Investment
New York, NY  10019                                or removal.        Arnold & Co., Inc.                   Trust I
Date of Birth: 3/44                                Trustee since May  (investment banking
                                                   1997.              company) since 1989.

ERIC BRUCKER                         Trustee       Shall serve until  Dean, School of           47         Trustee, WT
Widener University School of                       death, resignation Business                             Investment
Business Administration                            or removal.        Administration of                    Trust I
One University Place                               Trustee since      Widener University
Chester, PA  19013                                 October 1999.      since July 2001.
Date of Birth: 12/41                                                  Prior to that,
                                                                      Dean, College of
                                                                      Business, Public
                                                                      Policy and
                                                                      Health at the
                                                                      University of
                                                                      Maine from
                                                                      September 1998
                                                                      to June 2001 and
                                                                      Dean, School of
                                                                      Management at
                                                                      the University
                                                                      of Michigan
                                                                      prior to
                                                                      September 1998.

NICHOLAS A. GIORDANO                 Trustee       Shall serve until  Consultant,               47         Trustee, WT
1755 Governor's Way                                death, resignation financial services                   Investment
Blue Bell, PA 19422                                or removal.        organizations from                   Trust I, Kalmar
Date of Birth: 3/43                                Trustee since      1997 to present;                     Pooled
                                                   October 1998.      Interim President,                   Investment
                                                                      LaSalle University                   Trust, and
                                                                      from 1998 to 1999;                   Independence
                                                                      President and Chief                  Blue Cross; and
                                                                      Executive Officer,                   Director
                                                                      Philadelphia Stock                   Fotoball,
                                                                      Exchange from 1981                   U.S.A.
                                                                      to 1997.                             (sporting and
                                                                                                           athletics
                                                                                                           goods
                                                                                                           manufacturer),
                                                                                                           DaisyTek
                                                                                                           International
                                                                                                           (wholesale
                                                                                                           paper
                                                                                                           and
                                                                                                           paper
                                                                                                           products),
                                                                                                           Selas
                                                                                                           Corporation
                                                                                                           of
                                                                                                           America
                                                                                                           (industrial
                                                                                                           furnaces
                                                                                                           and
                                                                                                           ovens).

INDEPENDENT TRUSTEES

                                                                                             NUMBER OF
                                                                         PRINCIPAL        PORTFOLIOS IN
                                                   TERM OF OFFICE AND  OCCUPATION(S)       FUND COMPLEX        OTHER
                                   POSITION(S)      LENGTH OF TIME      DURING PAST         OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE            HELD WITH TRUST       SERVED           FIVE YEARS           TRUSTEE      HELD BY TRUSTEE
---------------------            ---------------       ------           ----------           -------      ---------------
LOUIS KLEIN JR.                      Trustee       Shall serve until  Self-employed             47         Trustee, WT
80 Butternut Lane                                  death, resignation financial                            Investment
Stamford, CT  06903                                or removal.        consultant since                     Trust I,
Date of Birth: 5/35                                Trustee since      1991.                                Manville
                                                   October 1999.                                           Personal Injury
                                                                                                           Settlement
                                                                                                           Trust

CLEMENT C. MOORE, II                 Trustee       Shall serve until  Managing Partner,         47         Trustee, WT
5804 Quaker Neck Road                              death, resignation Mariemont Holdings,                  Investment
Chestertown, MD 21620                              or removal.        LLC, (real estate                    Trust I
Date of Birth: 9/44                                Trustee since      holding and
                                                   October 1999.      development
                                                                      company) since 1980.

JOHN J. QUINDLEN                     Trustee       Shall serve until  Retired since 1993.       47         Trustee, WT
313 Southwinds                                     death, resignation                                      Investment
1250 W. Southwinds Blvd.                           or removal.                                             Trust I; and
Vero Beach, FL  32963                              Trustee since                                           Director, St.
Date of Birth: 5/32                                October 1999.                                           Joe Paper Co.

MARK A. SARGENT                      Trustee       Shall serve until  Dean and Professor        47         Trustee, WT
Villanova University School                        death, resignation of Law, Villanova                    Investment
of Law                                             or removal.        University School                    Trust I; and
299 North Spring Mill Road                         Trustee since      of Law since July                    Director, St.
Villanova, PA  19085                               November 2001.     1997.  Associate                     Thomas More
Date of Birth: 4/51                                                   Dean for Academic                    Society of
                                                                      Affairs University                   Pennsylvania.
                                                                      of Maryland School
                                                                      of Law from 1994 to
                                                                      1997.

As of the date of this Statement of Additional Information, none of the Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of, the Fund, the Trust, any of the Series' Advisers or Distributor. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with the Fund, the Trust, any of the Series' Advisers or the Distributor.

EXECUTIVE OFFICERS

                                                                                      NUMBER OF
                                                                    PRINCIPAL       PORTFOLIOS IN
                                             TERM OF OFFICE AND  OCCUPATION(S)       FUND COMPLEX     OTHER
                               POSITION(S)     LENGTH OF TIME      DURING PAST       OVERSEEN BY   DIRECTORSHIPS
NAME, ADDRESS AND AGE        HELD WITH TRUST      SERVED           FIVE YEARS          TRUSTEE    HELD BY TRUSTEE
---------------------        ---------------      ------           ----------          -------    ---------------
ERIC K. CHEUNG                Vice President Shall serve at the Vice President,           N/A            None
Rodney Square North                          pleasure of the    Wilmington Trust
1100 N. Market Street                        Board and until    Company Since 1986.
Wilmington, DE 19890                         successor is
Date of Birth: 12/54                         elected and
                                             qualified.
                                             Officer since
                                             October 1998.

JOSEPH M. FAHEY, JR.               Vice      Shall serve at the Vice President,           N/A            None
Rodney Square North              President   pleasure of the    Rodney Square
1100 North Market Street                     Board and until    Management
Wilmington, DE 19809                         successor is       Corporation since
Date of Birth: 1/57                          elected and        1992.
                                             qualified.
                                             Officer since
                                             November 1999.

FRED FILOON                   Vice President Shall serve at the Senior Vice               N/A      Chairman, Round
520 Madison Avenue                           pleasure of the    President, CRM LLC                 Hill Community
New York, NY 10022                           Board and until    since 1989.                        Church,
Date of Birth: 3/42                          successor is                                          Retirement
                                             elected and                                           Board of the
                                             qualified.                                            Town of
                                             Officer since                                         Greenwich.
                                             August 2000.

JOHN R. GILES                 Vice President Shall serve at the Vice President,           N/A            None
Rodney Square North                          pleasure of the    Wilmington Trust
1100 N. Market Street                        Board and until    Company since 1996.
Wilmington, DE 19890                         successor is
Date of Birth: 8/57                          elected and
                                             qualified.
                                             Officer since
                                             December 1999.

PAT COLLETTI                  Vice President Shall serve at the Vice President and        N/A            None
400 Bellevue Parkway           and Treasurer pleasure of the    Director of
Wilmington, DE 19809                         Board and until    Investment
Date of Birth: 11/58                         successor is       Accounting and
                                             elected and        Administration of
                                             qualified.         PFPC Inc. since
                                             Officer since May  1999.  From 1986 to
                                             1999.              April 1999,
                                                                Controller for the
                                                                Reserve Funds.

EXECUTIVE OFFICERS

                                                                                      NUMBER OF
                                                                    PRINCIPAL       PORTFOLIOS IN
                                             TERM OF OFFICE AND  OCCUPATION(S)       FUND COMPLEX     OTHER
                               POSITION(S)     LENGTH OF TIME      DURING PAST       OVERSEEN BY   DIRECTORSHIPS
NAME, ADDRESS AND AGE        HELD WITH TRUST      SERVED           FIVE YEARS          TRUSTEE    HELD BY TRUSTEE
---------------------        ---------------      ------           ----------          -------    ---------------

MARY JANE MALONEY                Secretary   Shall serve at the Vice President and        N/A            None
400 Bellevue Parkway                         pleasure of the    Director of
Wilmington, DE  19809                        Board and until    Regulatory
Date of Birth: 6/58                          successor is       Administration,
                                             elected and        PFPC Inc. since
                                             qualified.         1997.  From 1992 to
                                             Officer since      1997, Compliance
                                             October 1998.      Officer for SEI
                                                                Investments Company.

RESPONSIBILITIES OF THE BOARD AND COMMITTEES

BOARD. The primary responsibility of the Board is to represent the interests of the shareholders of the Portfolios and to provide oversight management of the Portfolios. Currently the Board is comprised of nine individuals, two of whom are considered "interested" Trustees as defined by the 1940 Act. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (i.e. at least quarterly) to review the investment performance of each Portfolio and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, the Board has a Nominating Committee, an Audit Committee a Regulatory Oversight Committee and a Valuation Committee. The responsibilities of each committee and its members are described below.

NOMINATING COMMITTEE. The Board has a Nominating Committee, comprised only of Independent Trustees. Currently, Messrs. Giordano and Quindlen are the Independent Trustees serving on the committee. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Trustees. During the fiscal year ended June 30, 2001, there were no meetings of the Nominating Committee. Upon the written request of shareholders holding at least 10% of the Fund's shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as Trustees as specified in such written request.

AUDIT COMMITTEE. The Board has an Audit Committee comprised of Messrs. Arnold, Giordano and Quindlen, each an Independent Trustee. Mr. Giordano serves as the chairman of the committee. Pursuant to its charter, the Audit Committee which has the responsibility, among other things, to (1) recommend the selection of the Trust's independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditors' certifications; and (4) review with such independent auditors the adequacy of the Fund's basic accounting system and the effectiveness of the Fund's internal accounting controls. During the fiscal year ended June 30, 2001, there were three meetings of the Audit Committee.

REGULATORY OVERSIGHT COMMITTEE. The Board has a Regulatory Oversight Committee, comprised of Messrs. Brucker, Klein and Moore, each an Independent Trustee. Mr. Moore serves as the chairman of the committee. The Regulatory Oversight Committee focuses on any regulatory developments in the mutual fund industry and various regulatory aspects of the operation of the Portfolios. The committee also performs such other tasks as the Board deems necessary. Since the Regulatory Oversight Committee was recently created by the Board in August 2001, no meetings of the committee were held during the fiscal year ended June 30, 2001.

VALUATION COMMITTEE. The Board has a Valuation Committee, comprised of officers of the Fund, which reviews and monitors the Valuation Procedures adopted by the Board. The Valuation Committee is responsible for determining the fair value of each Portfolio's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the Board deems necessary. The Valuation Committee meets on an ad hoc basis to discuss issues relating to the valuation of securities held by the Portfolios. Committee members are required to report actions taken at their meetings at the next scheduled Board meeting following the Valuation Committee's meeting. During the fiscal year ended June 30, 2001, no meetings were held by the Valuation Committee.

SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each Portfolio of the Trust and in all registered investment companies overseen by the Trustee within the Trust's family of investment companies, as of April 30, 2002.

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                    SECURITIES IN ALL REGISTERED
                                                                                  INVESTMENT COMPANIES OVERSEEN BY
                                           DOLLAR RANGE OF EQUITY SECURITIES        TRUSTEE WITHIN THE FAMILY OF
NAME OF TRUSTEE                             IN EACH PORTFOLIO OF THE TRUST              INVESTMENT COMPANIES
---------------                             ------------------------------              --------------------
INTERESTED TRUSTEES

ROBERT J. CHRISTIAN                                                                         Over $100,000
   Prime Money Market                                Over $100,000
   Premier Money Market                                  None
   U.S. Government                                       None
   Tax-Exempt                                            None
   Short/Intermediate Bond                               None
   Broad Market Bond                                     None
   Municipal Bond                                        None
   Large Cap Growth                                $50,001-$100,000
   Large Cap Core                                        None
   Small Cap Core                                  $50,001-$100,000
   International Multi-Manager                        $1-$10,000
   Large Cap Value                                  $10,001-$50,000
   Mid Cap Value                                         None
   Small Cap Value                                       None
   Balanced                                              None

WILLIAM P. RICHARDS                                                                             None
   Prime Money Market                                    None
   Premier Money Market                                  None
   U.S. Government                                       None
   Tax-Exempt                                            None
   Short/Intermediate Bond                               None
   Broad Market Bond                                     None
   Municipal Bond                                        None
   Large Cap Growth                                      None
   Large Cap Core                                        None
   Small Cap Core                                        None
   International Multi-Manager                           None
   Large Cap Value                                       None
   Mid Cap Value                                         None
   Small Cap Value                                       None
   Balanced                                              None

INDEPENDENT TRUSTEES

ROBERT ARNOLD                                                                                   None
   Prime Money Market                                    None
   Premier Money Market                                  None
   U.S. Government                                       None
   Tax-Exempt                                            None
   Short/Intermediate Bond                               None
   Broad Market Bond                                     None
   Municipal Bond                                        None
   Large Cap Growth                                      None
   Large Cap Core                                        None
   Small Cap Core                                        None
   International Multi-Manager                           None
   Large Cap Value                                       None
   Mid Cap Value                                         None
   Small Cap Value                                       None
   Balanced                                              None

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                    SECURITIES IN ALL REGISTERED
                                                                                  INVESTMENT COMPANIES OVERSEEN BY
                                           DOLLAR RANGE OF EQUITY SECURITIES        TRUSTEE WITHIN THE FAMILY OF
NAME OF TRUSTEE                             IN EACH PORTFOLIO OF THE TRUST              INVESTMENT COMPANIES
---------------                             ------------------------------              --------------------
ERIC BRUCKER                                                                                    None
   Prime Money Market                                    None
   Premier Money Market                                  None
   U.S. Government                                       None
   Tax-Exempt                                            None
   Short/Intermediate Bond                               None
   Broad Market Bond                                     None
   Municipal Bond                                        None
   Large Cap Growth                                      None
   Large Cap Core                                        None
   Small Cap Core                                        None
   International Multi-Manager                           None
   Large Cap Value                                       None
   Mid Cap Value                                         None
   Small Cap Value                                       None
   Balanced                                              None

NICHOLAS GIORDANO                                                                               None
   Prime Money Market                                    None
   Premier Money Market                                  None
   U.S. Government                                       None
   Tax-Exempt                                            None
   Short/Intermediate Bond                               None
   Broad Market Bond                                     None
   Municipal Bond                                        None
   Large Cap Growth                                      None
   Large Cap Core                                        None
   Small Cap Core                                        None
   International Multi-Manager                           None
   Large Cap Value                                       None
   Mid Cap Value                                         None
   Small Cap Value                                       None
   Balanced                                              None

LOUIS KLEIN, JR.                                                                                None
   Prime Money Market                                    None
   Premier Money Market                                  None
   U.S. Government                                       None
   Tax-Exempt                                            None
   Short/Intermediate Bond                               None
   Broad Market Bond                                     None
   Municipal Bond                                        None
   Large Cap Growth                                      None
   Large Cap Core                                        None
   Small Cap Core                                        None
   International Multi-Manager                           None
   Large Cap Value                                       None
   Mid Cap Value                                         None
   Small Cap Value                                       None
   Balanced                                              None

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                    SECURITIES IN ALL REGISTERED
                                                                                  INVESTMENT COMPANIES OVERSEEN BY
                                           DOLLAR RANGE OF EQUITY SECURITIES        TRUSTEE WITHIN THE FAMILY OF
NAME OF TRUSTEE                             IN EACH PORTFOLIO OF THE TRUST              INVESTMENT COMPANIES
---------------                             ------------------------------              --------------------
CLEMENT C. MOORE, II                                                                        Over $100,000
   Prime Money Market                                Over $100,000
   Premier Money Market                                  None
   U.S. Government                                       None
   Tax-Exempt                                        Over $100,000
   Short/Intermediate Bond                               None
   Broad Market Bond                                     None
   Municipal Bond                                        None
   Large Cap Growth                                      None
   Large Cap Core                                        None
   Small Cap Core                                  $50,001-$100,000
   International Multi-Manager                           None
   Large Cap Value                                       None
   Mid Cap Value                                         None
   Small Cap Value                                       None
   Balanced                                              None

JOHN J. QUINDLEN                                                                            Over $100,000
   Prime Money Market                                    None
   Premier Money Market                                  None
   U.S. Government                                       None
   Tax-Exempt                                            None
   Short/Intermediate Bond                               None
   Broad Market Bond                                $10,001-$50,000
   Municipal Bond                                        None
   Large Cap Growth                                      None
   Large Cap Core                                        None
   Small Cap Core                                        None
   International Multi-Manager                       Over $100,000
   Large Cap Value                                       None
   Mid Cap Value                                         None
   Small Cap Value                                       None
   Balanced                                              None

MARK A. SARGENT                                                                                 None
   Prime Money Market                                    None
   Premier Money Market                                  None
   U.S. Government                                       None
   Tax-Exempt                                            None
   Short/Intermediate Bond                               None
   Broad Market Bond                                     None
   Municipal Bond                                        None
   Large Cap Growth                                      None
   Large Cap Core                                        None
   Small Cap Core                                        None
   International Multi-Manager                           None
   Large Cap Value                                       None
   Mid Cap Value                                         None
   Small Cap Value                                       None
   Balanced                                              None

As of December 31, 2001, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in any of the Trust's adviser or Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the advisers or Distributor.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL. Each of the Portfolio's assets are invested in a corresponding series of the Trust that has the same investment objectives, strategies and limitations as the investing Portfolio. Since each Portfolio operates as a "feeder portfolio" in a master/feeder structure with a corresponding Series of the Trust, none of the Portfolios have an investment adviser that directly manages its assets. The Portfolios receive investment advisory services indirectly from the investment advisers of the Series. The Trust has retained Cramer Rosenthal McGlynn LLC ("CRM"), Rodney Square Management Corporation ("RSMC") and Roxbury Capital Management LLC ("Roxbury") to manage the assets of certain series of the Trust. Each of these advisers have been retained pursuant to a separate investment advisory contract (collectively, the "Advisory Contracts") which have been approved by the Board of Trustees of Trust, including the Independent Trustees. Each Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Trust's Board of Trustees or by a majority of the outstanding voting securities of the Trust, and in either event, by a majority of the Independent Trustees of the Trust casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares.

In approving each of the Advisory Contracts and the continuation of such contracts, the Board of Trustees of the Trust, including the Independent Trustees, considered the reasonableness of the advisory fee payable to each investment adviser in light of the extent and quality of services provided and any additional benefits received by the advisor or its affiliates in connection with providing services to the Series, compared the fees charged to those of similar funds or clients for comparable services, and analyzed the expenses incurred by an adviser with respect to a Series. The Board of Trustees of the Trust also considered each Series' performance relative to a selected peer group, the total expenses of the Series in comparison to other funds of comparable size and other factors. Specifically, the Board of Trustees of the Trust noted information received at regular meetings throughout the year related to a Series' performance and services provided by the investment adviser, and benefits potentially accruing to the adviser and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the adviser, as well as the adviser's research arrangements, if any, with brokers who execute transactions on behalf of the Series. After requesting and reviewing such information as they deem necessary, the Board of Trustees of the Trust concluded that the continuation of each of the Advisory Agreements was in the best interests of the Series and its shareholders (i.e. the Portfolios). Each Advisory Agreement may be terminated by the Trust or the applicable adviser on sixty days written notice without penalty. Each Advisory Agreement will also terminate automatically in the event of its assignment, as defined in the 1940 Act.

Additional information regarding the Advisory Contracts and the fees paid to each of the investment advisers may be found under the heading of "Investment Advisory and Other Services."

The terms of the Advisory Contract for RSMC provides that RSMC may delegate certain investment management responsibility to sub-advisers. RSMC has delegated certain investment management responsibility with respect to the International Multi-Manager Series to Clemente Capital, Inc., Invista Capital Management, LLC and Zurich Scudder Investments, Inc. and has entered into a sub-advisory agreement with each of these sub-advisers and the Trust. The Board of Trustees of the Trust, including the Independent Trustees have approved these sub-advisory agreements and their continuation after considering the factors described above. The Board of Trustees of the Trust evaluates each of the sub-advisory agreements in the same manner as it evaluates the Advisory Contracts. Additional information regarding the sub-advisory agreements may be bound under the heading of "Sub-Advisory Services."

COMPENSATION. The fees and expenses of the Independent Trustees are paid by the Trust. The following table shows the fees paid during the fiscal year ended June 30, 2001 to the Independent Trustees for their service to the Trust and the total compensation paid to the Trustees by the WT Fund Complex, which consists of the Trust and the Master.

                                                                                                         TOTAL
                                                                                                     COMPENSATION
                                 AGGREGATE        PENSION OR RETIREMENT          ESTIMATED          FROM TRUST AND
                             COMPENSATION FROM     BENEFITS ACCRUED AS     ANNUAL BENEFITS UPON      FUND COMPLEX
INDEPENDENT TRUSTEE                TRUST          PART OF TRUST EXPENSES        RETIREMENT         PAID TO TRUSTEES
-------------------                -----          ----------------------        ----------         ----------------
Robert Arnold                    $3,404.66                 None                    None                 $27,200
Eric Brucker                     $3,404.66                 None                    None                 $27,200
Nicholas Giordano                $3,874.22                 None                    None                 $30,500
Louis Klein, Jr.                 $3,874.22                 None                    None                 $30,500
Clement C. Moore, II             $3,404.66                 None                    None                 $27,200
John Quindlen                    $3,874.22                 None                    None                 $29,400
Mark A. Sargent                    None                    None                    None                  None

Mr. Sargent was elected to the Board of Trustees of the Trust in November 2001. Accordingly, he has not received any compensation from the Trust or the Fund as June 30, 2001.

As of April 30, 2002, Mr. Richards, a Trustee of the Trust, owned beneficially, or may be deemed to have owned beneficially, 28.73% of the outstanding shares of the Roxbury Large Cap Growth Fund.

                                 CODE OF ETHICS

The Fund, WT Investment Trust I and each of the Series' investment advisers and sub-advisers have each adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act. Directors/trustees, officers and employees of the Fund, WT Investment Trust I, and each adviser and sub-adviser are required to abide by the provisions under their respective code of ethics. On a quarterly and annual basis, the Board of Trustees reviews reports regarding the codes of ethics, including information on any substantial violations of the codes.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Persons or organizations beneficially owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" the Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of the shareholders of that Portfolio. As of May 1, 2002, the name, address and percentage ownership of each entity that owned of record 5% or more of the outstanding shares of a Portfolio were as follows:

PREMIER MONEY MARKET PORTFOLIO (INSTITUTIONAL CLASS SHARES)

         Kiewit Coal Properties, Inc.                                             22.85%
         One Thousand Kiewit Plaza
         Omaha, NE  68131

         United Metro Materials, Inc.                                             5.19%
         One Thousand Kiewit Plaza
         Omaha, NE  68131

PRIME MONEY MARKET PORTFOLIO (INVESTOR CLASS SHARES)

         Saxon & Co.                                                              89.59%
         P.O. Box 7780-1888
         Philadelphia, PA  19182

PRIME MONEY MARKET PORTFOLIO (SERVICE CLASS SHARES)

         National Financial Services, LLC                                         5.91%
         Attn:  Mutual Funds Department, 5th Floor
         200 Liberty Street
         One World Financial Center
         New York, NY  10281

         Lack & Lindsay                                                           93.66%
         Attn:  Mutual Funds Unit
         North Market Street
         Wilmington, DE  19890

U.S. GOVERNMENT PORTFOLIO (INVESTOR CLASS SHARES)

         Wilmington Trust Company                                                 88.18%
         Pondview Load Trust
         FBO Chase Manhattan Bank
         270 Park Avenue
         New York, NY  10017

U.S. GOVERNMENT PORTFOLIO (SERVICE CLASS SHARES)

         Lack & Lindsay                                                           97.30%
         Attn:  Mutual Funds Unit
         North Market Street
         Wilmington, DE  19890

TAX-EXEMPT PORTFOLIO (INVESTOR CLASS SHARES)

         Saxon & Co.                                                              93.25%
         P.O. Box 7780-1888
         Philadelphia, PA  19182

SHORT/INTERMEDIATE BOND PORTFOLIO (INSTITUTIONAL CLASS SHARES)

         Northern Trust Company                                                   12.99%
         Trustee for Continental Kiewit Inc. Pension Plan
         P.O. Box 92956
         Chicago, IL  60675

         Wilmington Trust Company                                                 8.99%
         FBO WTC Pension Plan
         1100 N. Market Street
         Wilmington, DE  19890

         Wilmington Trust Company                                                 6.40%
         FBO University of Delaware
         1100 N. Market Street
         Wilmington, DE  19890

         Kiewit Construction Group, Inc.                                          27.12%
         One Thousand Kiewit Plaza
         Omaha, NE  68131

BROAD MARKET BOND PORTFOLIO (INSTITUTIONAL CLASS SHARES)

         Wilmington Trust Company                                                 19.17%
         FBO WTC Pension Fund
         1100 N. Market Street
         Wilmington, DE  19899

         Wilmington Trust Company                                                 11.34%
         FBO Playtex Products Inc. Retirement Plan
         1100 N. Market Street
         Wilmington, DE  19890

         Kiewit Construction Group, Inc.                                          18.46%
         One Thousand Kiewit Plaza
         Omaha, NE  68131

         Delaware Charter Guarantee & FBO Principal                               7.16%
         P.O. Box 8704
         Wilmington, DE  19899

MUNICIPAL BOND PORTFOLIO (INSTITUTIONAL CLASS SHARES)

         100 West 10th Street Corp.                                               23.50%
         1100 North Market Street
         Wilmington, DE  19890

         Wilmington Brokerage Services Co.                                        9.40%
         Attn. James V. Scorria
         P.O. Box 8988
         Wilmington, DE  19899

         National Financial Services Corp.                                        8.00%
         For Attn:  Rick Ricon
         One World Financial Center, Church Street Station
         P.O. Box 3908
         New York, NY  10008-3908

LARGE CAP CORE PORTFOLIO (INSTITUTIONAL CLASS SHARES)

         Northern Trust Company                                                   26.26%
         Trustee for Continental Kiewit Inc. Pension Plan
         P.O. Box 92956
         Chicago, IL  60675

         American Express Trust Company                                           20.58%
         FBO American Express Trust Retirement Services Plans
         50534 AXP Financial Center
         Minneapolis, MN  55474

         Global Surety & Insurance Co.                                            10.06%
         Attn:  Kevin Anderson
         One Thousand Kiewit Plaza
         Omaha, NE  68131

         State Street                                                             7.48%
         FBO Decker Coal Co. Pension Plan
         200 Newport Ave
         North Quincy, MA  02171

         State Street                                                             5.03%
         FBO Black Butte Comp. Pension Plan
         200 Newport Ave
         North Quincy, MA  02171

         Wilmington Trust Company                                                 8.24%
         FBO WTC Pension Plan
         1100 N. Market Street
         Wilmington, DE  19890

LARGE CAP GROWTH PORTFOLIO (INSTITUTIONAL CLASS SHARES)

         National Financial Service Corp.                                         5.76%
         Attn:  Rick Ricon
         One World Financial Center
         Church Street Station
         New York, NY 10008

         Wilmington Trust Company                                                 12.54%
         c/o Mutual Funds
         P.O. Box 8882
         Wilmington, DE  19899

         Wilmington Trust Company                                                 6.61%
         FBO University of Virginia
         c/o Mutual Funds
         P.O. Box 8882
         Wilmington, DE  19899

         Delaware Charter Guarantee & FBO Principal                               20.94%
         P.O. Box 8704
         Wilmington, DE  19899

LARGE CAP VALUE PORTFOLIO (INSTITUTIONAL CLASS SHARES)

         Wilmington Trust Company                                                 16.68%
         FBO Various 401K Plans
         1100 N. Market Street
         Wilmington, DE  19890

         Global Surety & Insurance Co.                                            9.07%
         Attn:  Kevin Anderson
         One Thousand Kiewit Plaza
         Omaha, NE  68131

         Delaware Charter Guarantee & FBO Principal                               28.76%
         P.O. Box 8704
         Wilmington, DE  19899

SMALL CAP CORE PORTFOLIO (INSTITUTIONAL CLASS SHARES)

         Global Surety & Insurance Co.                                            5.23%
         Attn:  Kevin Anderson
         One Thousand Kiewit Plaza
         Omaha, NE  68131

         Wilmington Trust Company                                                 9.40%
         FBO WTC Pension Fund
         1100 N. Market Street
         Wilmington, DE  19890

         Wilmington Trust FSB CA INV AGT                                          8.77%
         W MH Holdings II L LLC
         P.O. Box 8882
         Wilmington, DE  19899

         Delaware Charter Guarantee & FBO Principal                               13.99%
         P.O. Box 8704
         Wilmington, DE  19899

INTERNATIONAL MULTI-MANAGER  PORTFOLIO (INSTITUTIONAL CLASS SHARES)

         Wilmington Trust Company                                                 18.62%
         FBO WTC Pension Fund
         1100 N. Market Street
         Wilmington, DE  19890

         Delaware Charter Guarantee & FBO Principal                               9.53%
         P.O. Box 8704
         Wilmington, DE  19899

                     INVESTMENT ADVISORY AND OTHER SERVICES


RODNEY SQUARE MANAGEMENT CORPORATION

RSMC serves as the investment adviser to the Large Cap Core, Small Cap Core, International Multi-Manager, Short/Intermediate Bond, Broad Market Bond, Municipal Bond, Prime Money Market, Premier Money Market, the U.S. Government, the Tax-Exempt, and the Balanced Series. RSMC is located at 1100 North Market Street, Wilmington, Delaware 19890 and is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of Wilmington Trust Corporation.

Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust FSB and Wilmington Brokerage Services Company ("WBSC"), both wholly owned subsidiaries of Wilmington Trust Corporation ("Wilmington Trust"), are registered investment advisers. In addition, WBSC is a registered broker-dealer.

For its services as adviser, RSMC received the following fees:

                               12 MONTHS ENDED  12 MONTHS ENDED  12 MONTHS ENDED
                                   6/30/01          6/30/00          6/30/99
                               ---------------  ---------------  ---------------
Premier Money Market Series      $ 1,202,341      $  677,240(1)        N/A
Prime Money Market Series        $10,433,544      $9,040,719       $7,672,029
U.S. Government Series           $ 4,519,119      $3,240,463       $3,076,718
Tax-Exempt Series                $ 2,394,803      $2,104,423       $2,047,289

(1) For the period November 1, 1999 to June 30, 2000.

For its services as adviser to the Premier Money Market Series for the period November 1, 1999 to June 30, 2000 and year ended June 30, 2001, RSMC waived fees of $313,343 and $474,469, respectively.

Prior to May 9, 2001, Wilmington Trust served as the adviser to the Short/Intermediate Bond Series, the Broad Market Bond Series, the Municipal Bond Series, the Large Cap Core Series, the Small Cap Core Series and the International Multi Manager Series. The Premier Money Market Series, Large Cap Growth Series, Large Cap Value Series prior to November 1, 1999.

For Wilmington Trust's services as investment adviser to each Series, Wilmington Trust received the following fees:

                                                                     12 MONTHS
                                     6/30/00 TO  12 MONTHS ENDED       ENDED
                                       5/9/01        6/30/00          6/30/99
Premier Money Market Series             N/A         $327,586       $  518,578(2)
Short/Intermediate Bond Series        $432,655      $515,635       $  177,376(2)
Large Cap Core Series                 $694,972      $905,961       $  568,176(2)
Broad Market Bond Series              $281,121      $305,276       $  322,428
Municipal Bond Series                 $ 53,999      $ 55,020       $   61,687
Large Cap Growth Series                 N/A         $397,459(1)    $1,150,375
International Multi-Manager Series    $440,256      $517,304       $  447,808
Small Cap Core Series                 $549,354      $502,815           N/A
Large Cap Value Series                  N/A         $131,600(1)        N/A

(1) For the period July 1, 1999 to October 31, 1999.

(2) For the period October 20, 1998 to June 30, 1999.


For its services as adviser, Wilmington Trust waived the following fees:

                                         12 MONTHS     12 MONTHS     12 MONTHS
                                            ENDED        ENDED         ENDED
                                          6/30/01       6/30/00       6/30/99
                                         ---------   ------------   -----------
Premier Money Market Series                 N/A       $286,696(1)   $281,704(2)
Short/Intermediate Bond Series            $ 84,213    $189,596      $ 98,480(2)
Large Cap Core Series                     $195,843    $230,030      $ 94,401(2)
Broad Market Bond Series                  $108,377    $143,584      $103,995
Municipal Bond Series                     $ 39,851    $  7,707      $ 36,996
Large Cap Growth Series                     N/A       $ 56,620      $201,147
International Multi- Manager Series       $174,323    $169,523      $102,850

Small Cap Core Series                     $ 72,629    $ 96,214         N/A
Large Cap Value Series                      N/A       $139,897(1)      N/A

(1) For the period July 1, 1999 to October 31, 1999.

(2) For the period October 20, 1998 to June 30, 1999.

Effective May 9, 2001, RSMC was appointed as investment adviser for Short/Intermediate Series, Broad Market Bond Series, Municipal Bond Series, Large Cap Core Series, Small Cap Core Series and International Multi-Manager Series. For the period May 9, 2001 through June 30, 2001, RSMC received $72,564, $55,847, $11,289, $111,101, $112,621 and $73,666, respectively.

For its services as adviser to the Municipal Bond Series and Large Cap Core Series for the period May 9, 2001 to June 30, 2001, RSMC waived fees of $24,454 and $14,016 respectively.

For Institutional shares, RSMC has agreed to reimburse expenses to the extent total operating expenses exceed .80% for the Large Cap Core Portfolio. This undertaking will remain in place until the Board of Trustees approves its termination.

CRAMER ROSENTHAL MCGLYNN, LLC

CRM is located at 707 Westchester Avenue, White Plains, New York 10604, and serves as investment adviser to the Large Cap Value, the Mid Cap Value and the Small Cap Series. CRM and its predecessors have managed investments in small and medium capitalization companies for over 27 years. CRM is 44% owned (and therefore controlled) by Cramer, Rosenthal, McGlynn, Inc. and its shareholders. CRM is registered as an investment adviser with the SEC. WTC has a controlling interest in CRM.

For its services as adviser, CRM received the following fees:

                                 12 MONTHS ENDED        12 MONTHS ENDED
                                     6/30/01               6/30/00(1)
                                 ---------------        ---------------
Large Cap Value Series             $  449,744             $  305,109
Mid Cap Value Series               $  242,848             $   91,720
Small Cap Value Series             $1,635,197             $1,277,831

(1) For the period November 1, 1999 (commencement of operations) to June 30,
2000.


For its services as adviser, CRM waived the following fees.

                                 12 MONTHS ENDED       12 MONTHS ENDED
                                     6/30/01               6/30/00
                                 ---------------       ---------------
Large Cap Value Series              $101,675               $112,969
Mid Cap Value Series                $ 78,136               $129,279
Small Cap Value Series              $      0               $      0

ROXBURY CAPITAL MANAGEMENT

Roxbury Capital Management LLC, 100 Wilshire Boulevard, Suite 600, Santa Monica, California 90401, serves as the investment adviser to the corresponding Series of the WT Large Cap Growth Portfolio. Roxbury is engaged in a variety of investment advisory activities including the management of separate accounts.

For the period ended June 30, 2001, Roxbury received $1,196,668 for its services as adviser to the WT Large Cap Growth Series.

For its services as adviser to the WT Large Cap Growth Series for the period ended June 30, 2001, Roxbury waived fees of $70,090.

ADVISORY SERVICES. Under the terms of each Advisory Agreement, each adviser agrees to: (a) direct the investments of each Series, subject to and in accordance with the Series' investment objective, policies and limitations set forth in the Prospectus and this Statement of Additional Information; (b) purchase and sell for each Series, securities and other investments consistent with the Series' objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Series; (d) pay the salaries of all personnel of the Series and the adviser performing services relating to research, statistical and investment activities on behalf of the Series; (e) make available and provide such information as the Series and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of the Fund for consultation and discussion regarding the management of each Series and its investment activities. Additionally, each adviser agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Series. Each adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-advisor pursuant to which the adviser delegates any or all of its duties as listed.

The agreements provide that each adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of any officers and the interested Trustees of the Fund who are affiliated with an adviser and the salaries of all personnel of each adviser performing services for each Fund relating to research, statistical and investment activities are paid by the adviser.

                              SUB-ADVISORY SERVICES

INTERNATIONAL MULTI-MANAGER SERIES ONLY:

The sub-advisers to the Series are:

CLEMENTE CAPITAL, INC. is located at Carnegie Hall Tower, 152 West 57th Street, New York, New York 10019. Clemente has been a registered investment adviser since 1979. ZURICH SCUDDER INVESTMENTS, INC. is located at 345 Park Avenue, New York, New York 10154. Zurich Scudder as investment adviser, administrator and distributor of mutual funds. INVISTA CAPITAL MANAGEMENT, LLC, a registered investment adviser since 1984, is located at 1800 Hub Tower, 699 Walnut Street, Des Moines, Iowa 50309. Invista is an indirect, wholly owned subsidiary of Principal Mutual Life Insurance Company.

SUB-ADVISORY AGREEMENTS. For services furnished pursuant to each Sub-Advisory Agreement, RSMC (and prior to May 9, 2001, Wilmington Trust) pays each sub-adviser a monthly portfolio management fee at an annual rate of 0.50% of the average daily net assets under the sub-adviser's management. For the fiscal year ended June 30, 2001, Wilmington Trust paid sub-advisory fees in the amount of $130,772 to Clemente, $135,320 to Invista and $134,474 to Zurich Scudder.

Each Sub-Advisory Agreement provides that the sub-adviser has discretionary investment authority (including the selection of brokers and dealers for the execution of the Series' portfolio transactions) with respect to the portion of the Series' assets allocated to it by RSMC, subject to the restrictions of the 1940 Act, the Internal Revenue Code of 1986, as amended, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the Series' investment objective, policies and restrictions and the instructions of the Board of Trustees and RSMC.

Each Sub-Advisory Agreement provides that the sub-adviser will not be liable for any action taken, omitted or suffered to be taken except if such acts or omissions are the result of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Agreement continues in effect for two years and then from year to year so long as continuance of each such Agreement is approved at least annually (i) by the vote of a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval and (ii) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio. Each Sub-Advisory Agreement terminates automatically in the event of its assignment and is terminable on written notice by the Fund (without penalty, by action of the Board of Trustees or by vote of a majority of the Portfolio's outstanding voting securities) or by RSMC or the sub-adviser. Each Agreement provides that written notice of termination must be provided sixty days prior to the termination date, absent mutual agreement for a shorter notice period.

                     ADMINISTRATION AND ACCOUNTING SERVICES

Under separate Administration and Accounting Services Agreements, PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 performs certain administrative and accounting services for WT Mutual Fund and WT Investment Trust I. These services include preparing shareholder reports, providing statistical and research data, assisting the advisers in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Fund and the Trust. In addition, PFPC prepares and files various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any state securities commission having jurisdiction over the Fund. The accounting services performed by PFPC include determining the net asset value per share of each Portfolio and maintaining records relating to the securities transactions of the Fund. The Administration and Accounting Services Agreements provides that PFPC and its affiliates shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its Portfolios, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of their obligations and duties under the Administration and Accounting Services Agreements.

                          ADDITIONAL SERVICE PROVIDERS

INDEPENDENT AUDITORS. Ernst & Young, LLP serves as the independent auditor to the Fund and WT Investment Trust I, providing services which include (1) auditing the annual financial statements for the Portfolios, (2) assistance and consultation in connection with SEC filings and (3) preparation of the annual federal income tax returns filed on behalf of each Portfolio.

LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Fund and WT Investment Trust I.

CUSTODIAN. Wilmington Trust Company, 1100 North Market Street, Wilmington, DE 19890, serves as the Custodian.

TRANSFER AGENT. PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19890-0001, serves as the Transfer Agent and Dividend Paying Agent.

                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

PFPC Distributors, Inc., 3200 Horizon Drive, King of Prussia, PA 19406, serves as the underwriter of the Portfolios' shares pursuant to a Distribution Agreement with the Fund. Pursuant to the terms of the Distribution Agreement, the Distributor is granted the right to sell the shares of the Portfolios as agent for the Fund. Shares of the Portfolios are offered continuously.

Under the terms of the Distribution Agreement, the Distributor agrees to use all reasonable efforts to secure purchasers for Investor class shares of the Portfolios and to pay expenses of printing and distributing prospectuses, statements of additional information and reports prepared for use in connection with the sale of Investor class shares and any other literature and advertising used in connection with the offering, out of the compensation it receives pursuant to the Portfolios' Plans of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). The Distributor receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Portfolios' Institutional class shares.

The Distribution Agreement became effective as of January 2, 2001 and continues in effect for a period of two years. Thereafter, the agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees.. The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Portfolios or their shareholders for losses arising in connection with the sale of Portfolio shares.

The Distribution Agreement terminates automatically in the event of an assignment. The Agreement is also terminable without payment of any penalty with respect to any Portfolio (i) (by vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Portfolio or any agreements related to a 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the applicable Portfolio) on sixty (60) days' written notice to the Distributor; or (ii) by the Distributor on sixty (60) days' written notice to the Portfolio. The Distributor will be compensated for distribution services according to the Investor class 12b-1 Plan which became effective on November 1, 1999 regardless of the Distributor's expenses. The Investor class 12b-1 Plan provides that the Distributor will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Distributor may pay certain financial institutions such as banks or broker-dealers who have entered into servicing agreements with the Distributor ("Service Organizations") and other financial institutions for distribution and shareholder servicing activities.

The Investor class 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed (i) 0.25% on an annualized basis of the Investor Class shares of each Portfolio's average net assets; and (ii) limitations set from time to time by the Board of Trustees. The Board of Trustees has only authorized implementation of a 12b-1 fee for annual payments of up to 0.10% of the Investor class shares of each of the Money Market Portfolio's average net assets to reimburse The Distributor for making payments to certain Service Organizations who have sold Investor class shares of the Portfolios and for other distribution expenses.

Under the Investor class 12b-1 Plan, if any payments made by the adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by each Portfolio of the distribution of its Investor class shares, such payments are authorized. Each Series may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

The advisers and sub-advisers place all portfolio transactions on behalf of each Series. Debt securities purchased and sold by the Series are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Series) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

The primary objective of the advisers and sub-advisers in placing orders on behalf of the Series for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting a broker or dealer, each adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Series or to the advisers.

The advisers cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. In such cases, each adviser receives services it otherwise might have had to perform itself. The research, analysis, advice and similar services provided by brokers or dealers can be useful to the advisers in serving its other clients, as well as in serving the Series. Conversely, information provided to the advisers by brokers or dealers who have executed transaction orders on behalf of other clients of the adviser may be useful in providing services to the Series. During the twelve-month periods ended June 30, 2001, 2000 and 1999, the Series paid the following brokerage commissions:

                                       12 MONTHS       12 MONTHS       12 MONTHS
                                         ENDED           ENDED           ENDED
                                        6/30/01         6/30/00         6/30/99
                                       ---------       ---------       ---------
Premier Money Market Series               N/A             N/A             N/A
Prime Money Market Series                 N/A             N/A             N/A
U.S. Government Series                    N/A             N/A             N/A
Tax-Exempt Series                         N/A             N/A             N/A
Short/Intermediate Bond Series            N/A             N/A             N/A

                                    12 Months Ended  12 Months Ended  12 Months Ended
                                        6/30/01         6/30/00         6/30/99
Broad Market Bond Series                  N/A             N/A             N/A
Municipal Bond Series                     N/A             N/A             N/A
Large Cap Growth Series                 $264,249       $334,125         $196,083
Large Cap Core Series                   $174,835       $ 43,966         $ 15,538
Small Cap Core Series                   $126,029       $110,997         $ 67,932
Large Cap Value Series                  $271,295       $307,935         $234,362
Mid Cap Value Series                    $244,108       $ 93,494         $ 52,621
Small Cap Value Series                  $682,244       $463,676         $424,842
International Multi-Manager Series      $309,647       $285,574         $227,743

Some of the advisers' other clients have investment objectives and programs similar to that of the Series. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with the Series. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the advisers not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Series and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between the Series and the other clients as to amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES

The Fund issues three separate classes of shares. Each portfolio offers Institutional and Investor Shares, except (1) Premier Money Market Portfolio issues Institutional and Service Shares only (2) Prime Money Market, U.S. Government Portfolio and Tax-Exempt Portfolio issue only Investor and Service Shares and (3) the Balanced Portfolio issues Institutional, Investor and Service Shares. The shares of each Portfolio, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that
(i) Investor Shares bear Rule 12b-1 distribution expenses (and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid), and (ii) the Service Shares of bear a shareholder service fee of 0.25% of the average net assets of the Service Shares. The net income attributable to Investor or Service Shares and the dividends payable on such shares will be reduced by the amount of any shareholder service or Rule 12b-1 distribution fees; accordingly, the net asset value of the Investor and Service Shares will be reduced by such amount to the extent the Portfolio has undistributed net income.

Shares of a Portfolio entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Portfolio and class takes separate votes on matters affecting only that Portfolio or class. For example, a change in the fundamental investment policies for a Portfolio would be voted upon only by shareholders of that Portfolio.

The Portfolios do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Portfolio's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

Individual Retirement Accounts: You may purchase shares of the Portfolios for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Portfolio IRA, call the Transfer Agent at (800) 336-9970. PFPC Trust Company, as custodian for each IRA account receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Portfolio shares owned by the IRA will be redeemed automatically as payment.

Automatic Investment Plan: You may purchase Portfolio shares through an Automatic Investment Plan ("AIP"). Under the AIP, the Transfer Agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the $1,000 minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Portfolio shares will be effected at their offering price at 12:00 p.m. Eastern time for the Tax-Exempt Portfolio, at 2:00 p.m. Eastern Time for the Prime Money Market, Premier Money Market and U.S. Government Portfolios, or at the close of regular trading on the New York Stock Exchange ("Exchange") (currently 4:00 p.m., Eastern time), for the Bond and Equity Portfolios, on or about the 20th day of the month. For an application for the Automatic Investment Plan, check the appropriate box of the application or call the Transfer Agent at (800) 336-9970. This service is generally not available for Wilmington Trust trust account clients, since similar services are provided through Wilmington Trust. This service also may not be available for Service Organization clients who are provided similar services through those organizations.

Payroll Investment Plan: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Portfolio shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Fund, the distributor, the advisers or the transfer agent, to arrange for transactions under the PIP. The Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:

By Check: You may utilize the check writing option to redeem shares of the Prime Money Market, the U.S. Government and the Tax-Exempt Portfolios by drawing a check for $500 or more against a Portfolio account. When the check is presented for payment, a sufficient number of shares will be redeemed from your Portfolio account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of Portfolio shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the check writing procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "insufficient funds" and returned checks. These charges will be paid by redeeming an appropriate number of Portfolio shares automatically. Each Portfolio and the Transfer Agent reserve the right to terminate or alter the check writing service at any time. The Transfer Agent also reserves the right to impose a service charge in connection with the check writing service. If you are interested in the check writing service, contact the Transfer Agency for further information. This service is generally not available for clients of Wilmington Trust through their trust or corporate cash management accounts, since it is already provided for these customers through Wilmington Trust. The service may also not be available for Service Organization clients who are provided a similar service by those organizations.

By Wire: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

Systematic Withdrawal Plan: If you own shares of a Portfolio with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Portfolio shares will be effected at the NAV determined on or about the 25th day of the month. This service is generally not available for Wilmington Trust trust accounts or certain Service Organizations, because a similar service is provided through those organizations.

Additional Information Regarding Redemptions: To ensure proper authorization before redeeming shares of the Portfolios, the Transfer Agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Clients of Wilmington Trust who have purchased shares through their trust accounts at Wilmington Trust and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact Wilmington Trust or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, RSMC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Funds will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder's cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Portfolio's securities or to determine the value of a Portfolio's net assets, or
(d) ordered by a governmental body having jurisdiction over a Portfolio for the protection of the Portfolio's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the affected Portfolio may withdraw their requests for redemption or may receive payment based on the net asset value of the Portfolio next determined after the suspension is lifted.

Each Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the net asset value of the applicable Portfolio. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Portfolio has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Portfolio is obligated to redeem shares solely in cash if the redemption requests are made by one shareholder account up to the lesser of $250,000 or 1% of the net assets of the applicable Portfolio during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

PRICING OF SHARES. Each of the Money Market Portfolios' securities is valued on the basis of the amortized cost valuation technique. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. The valuation of a Money Market Portfolio's securities based upon their amortized cost and the accompanying maintenance of each Portfolio's per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act. Certain conditions imposed by that Rule are set forth under "Investment Policies." In connection with the use of the amortized cost valuation technique, each Portfolio's Board of Trustees has established procedures delegating to the adviser the responsibility for maintaining a constant net asset value per share. Such procedures include a daily review of each Portfolio's holdings to determine whether a Portfolio's net asset value, calculated based upon available market quotations, deviates from $1.00 per share. Should any deviation exceed 1/2 of 1% of $1.00, the Trustees will promptly consider whether any corrective action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such corrective action may include selling of portfolio securities prior to maturity to realize capital gains or losses, shortening average portfolio maturity, withholding dividends, redeeming shares in kind and establishing a net asset value per share based upon available market quotations.

Should a Money Market Portfolio incur or anticipate any unusual expense or loss or depreciation that would adversely affect its net asset value per share or income for a particular period, the Trustees would at that time consider whether to adhere to the current dividend policy or to revise it in light of the then prevailing circumstances. For example, if a Portfolio's net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Trustees could suspend or reduce further dividend payments until the net asset value returned to $1.00 per share.

Thus, such expenses or losses or depreciation could result in investors receiving no dividends or reduced dividends for the period during which they held their shares or in their receiving upon redemption a price per share lower than that which they paid.

For the Bond Portfolios and the Equity Portfolios, the net asset value per share of each Portfolio is determined by dividing the value of the Portfolio's net assets by the total number of Portfolio shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern Time) each day the Portfolios are open for business. The Portfolios are open for business on days when the Exchange, PFPC and the Philadelphia branch office of the Federal Reserve are open for business.

In valuing a Portfolio's assets, a security listed on the Exchange (and not subject to restrictions against sale by the Portfolio on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Portfolio on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each Business Day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not Business Days and on which the International Multi-Manager Portfolio's net asset value is not calculated and investors will be unable to buy or sell shares of the Portfolio. Calculation of the Portfolio's net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

                                    DIVIDENDS

Dividends from the Money Market Portfolios are declared on each Business Day and paid to shareholders ordinarily on the first Business Day of the following month. The dividend for a Business Day immediately preceding a weekend or holiday normally includes an amount equal to the net income for the subsequent non-Business Days on which dividends are not declared. However, no such dividend includes any amount of net income earned in a subsequent semiannual accounting period. A portion of the dividends paid by the U.S. Government Portfolio may be exempt from state taxes.

Dividends from the Bond Portfolios' net investment income are declared on each Business Day and paid to shareholders ordinarily on the first Business Day of the following month. The dividend for a Business Day immediately preceding a weekend or holiday normally includes an amount equal to the net income expected for the subsequent non-Business Days on which dividends are not declared. However, no such dividend included any amount of net income earned in a subsequent semiannual period. Net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Portfolio, after deducting any available capital loss carryovers, are declared and paid annually.

Dividends from the Equity Portfolios' net investment income and distributions of
(1) net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Portfolio, after deducting any available capital loss carryovers, and (2) in the case of the International Multi-Manager Portfolio, net gains realized from foreign currency transactions are declared and paid to its shareholders annually.

                           TAXATION OF THE PORTFOLIOS

GENERAL. Each Portfolio is treated as a separate corporation for federal income tax purposes. To qualify or continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), each Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and, in the case of the International Multi-Manager Portfolio, net gains from certain foreign currency transactions) and must meet several additional requirements. For each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

If a Portfolio failed to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate rates and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.

Each Portfolio will be subject to a nondeductible 4% excise tax (the "Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Portfolio will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. Each Portfolio is permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis by the difference between the amount of includible gain and tax deemed paid. Currently, an individual's maximum tax rate on long-term capital gains is 20%. A capital gain dividend is treated by the shareholders as a long-term capital gain regardless of how long the Investor has owned the stock in a Portfolio. If a Portfolio invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. If a Portfolio realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders and treated as a capital gain.

Dividends and other distributions declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if they are paid by the Portfolio during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls.

Investors should be aware that if Portfolio shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

Any loss realized by a shareholder on the redemption of shares within six months from the date of their purchase will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions (or undistributed capital gain) to that shareholder with respect to those shares.

MONEY MARKET PORTFOLIOS: With respect to the U.S. Government Portfolio, Premier Money Market Portfolio and Prime Money Market Portfolio, distributions from a Portfolio's investment company taxable income, if any, are taxable to its shareholders as ordinary income to the extent of the Portfolio's earnings and profits. Because each of the Portfolios' net investment income is derived from interest rather than dividends, no portion of the distributions thereof is eligible for the dividends-received deduction allowed to corporate shareholders.

BOND PORTFOLIOS: Each Bond Portfolio may acquire zero coupon securities issued with original issue discount. As a holder of those securities, a Portfolio must take into account the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because each Portfolio must distribute annually substantially all of its investment company taxable income and net tax-exempt income, including any original issue discount, to satisfy the distribution requirements for RICs under the Code and (except with respect to tax-exempt income) avoid imposition of the Excise Tax, a Portfolio may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Portfolio's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Portfolio may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

TAX-EXEMPT PORTFOLIO AND MUNICIPAL BOND PORTFOLIO: Each of these Portfolios will be able to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is excludable from gross income under Section 103(a) of the Code; both Portfolios intend to continue to satisfy this requirement. Distributions that a Portfolio properly designates as exempt-interest dividends are treated by its shareholders as interest excludable from their gross income for federal income tax purposes but may be tax preference items for purposes of the Alternative Minimum Tax ("AMT") (see below). The aggregate dividends excludable from the shareholders' gross income may not exceed a Portfolio's net tax-exempt income. The shareholders' treatment of dividends from a Portfolio under state and local income tax laws may differ from the treatment thereof under the Code. In order to qualify to pay exempt-interest dividends, each Portfolio may be limited in its ability to engage in taxable transactions such as repurchase agreements, options and futures strategies and portfolio securities lending.

Tax-exempt interest attributable to certain "private activity bonds" ("PABs") (including, in the case of a RIC receiving interest on those bonds, a proportionate part of the exempt-interest dividends paid by the RIC) is a tax preference item for AMT purposes. Furthermore, even interest on tax-exempt securities held by a Portfolio that are not PABs, which interest otherwise would not be a tax preference item, nevertheless may be indirectly subject to the federal alternative minimum tax in the hands of corporate shareholders when distributed to them by the Portfolio. Generally, PABs are issued by or on behalf of public authorities to finance various privately operated facilities. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or PABs should consult their tax advisers before purchasing a Portfolio's shares. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds.

Individuals who receive Social Security and railroad retirement benefits may be required to include up to 85% of such benefits in taxable income if their modified adjusted gross income (including income from tax-exempt sources such as the Tax-Exempt and Municipal Bond Portfolios) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from each Portfolio still are tax-exempt to the extent described in the prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

The Municipal Bond Portfolio may invest in municipal bonds that are purchased with "market discount." For these purposes, market discount is the amount by which a bond's purchase price is exceeded by its stated redemption price at maturity or, in the case of a bond that was issued with original issue discount ("OID"), the sum of its issue price plus accrued OID, except that market discount that is less than the product of (1) 1/4 of 1% of the redemption price at maturity times and (2) the number of complete years to maturity after the taxpayer acquired the bond is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of such a bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of treating the disposition gain as above, the Municipal Bond Portfolio may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

The Tax-Exempt and Municipal Bond Portfolios inform shareholders within 60 days after their fiscal year-end (August 31) of the percentage of its income distributions designated as exempt-interest dividends. The percentage is applied uniformly to all distributions made during the year, so the percentage designated as tax-exempt for any particular distribution may be substantially different from the percentage of a Portfolio's income that was tax-exempt during the period covered by the distribution.

SHORT/INTERMEDIATE BOND PORTFOLIO AND THE BROAD MARKET BOND PORTFOLIO: Interest and dividends received by the Short/Intermediate Bond Portfolio and the Broad Market Bond Portfolio, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on their securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

EQUITY PORTFOLIOS: It is anticipated that all or a portion of the dividends from the net investment income of each Equity Portfolio other than the International Multi-Manager Portfolio will qualify for the dividends-received deduction allowed to corporations. Corporate shareholders of these Portfolios are generally entitled to take the dividends received deduction with respect to all or a portion of the ordinary income dividends paid, to the extent of the Portfolio's qualifying dividend income. The qualifying portion may not exceed the aggregate dividends received by the Portfolio from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction.

Each Equity Portfolio will inform shareholders within 60 days after their fiscal year-end of the percentage of its dividends designated as qualifying for the dividends received deduction.

FOREIGN SECURITIES. Dividends and interest received, and gains realized, by the International Multi-Manager Portfolio may be subject to income, withholding or other taxes imposed by foreign countries or U.S. possessions (collectively, "foreign taxes") that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of the International Multi-Manager Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction that is available with respect to foreign taxes paid by the Portfolio. If the election is made, the Portfolio will treat those taxes as dividends paid to its shareholders and each shareholder (1) will be required to include in gross income, and treat as paid by the shareholder, a proportionate share of those taxes, (2) will be required to treat that share of those taxes and of any dividend paid by the Portfolio that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources and (3) may either deduct the taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. The Portfolio will report to its shareholders within 60 days after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions, as well as the amount of foreign taxes that are not allocable as a credit, if it makes this election. If the Portfolio makes this election, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

The International Multi-Manager Portfolio may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (I.E., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Portfolio is a U.S. shareholder -- that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Portfolio acquires stock in a PFIC and holds the stock beyond the end of the year of acquisition, the Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. In general, an excess distribution is the excess (if any) of (i) the amount of distributions received by a PFIC stockholder during the taxable year; over (ii) 125% of the average amount received during the preceding three years (or holding period). The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

If the International Multi-Manager Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio by the QEF; those amounts most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

The International Multi-Manager Portfolio may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Portfolio's adjusted basis therein as of the end of that year. Pursuant to the election, the Portfolio also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Portfolio for prior taxable years. The Portfolio's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Under the PFIC rules, mark to market gains are treated as excess distribution (as ordinary income).

HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by a Portfolio with respect to its business of investing in securities qualify as permissible income under the Income Requirement.

SECTION 1256 CONTRACTS. Futures and foreign currency forward contracts and certain options that are subject to Section 1256 of the Code (other than such contracts that are part of a "mixed straddle" with respect to which a Portfolio has made an election not to have the following rules apply) ("Section 1256 Contracts") and that are held by a Portfolio at the end of its taxable year generally will be "marked-to-market" (that is, deemed to have been sold for their market value) for federal income tax purposes. The net gain or loss, if any, resulting from such deemed sales, together with any gain or loss resulting from actual sales of Section 1256 contracts, must be taken into account by the Portfolio in computing its taxable income for such year. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss (which when distributed to shareholders is taxed as ordinary income). Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. See Section 988 below. In case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The International Multi-Manager Portfolio attempts to monitor its Section 988 transactions to minimize any adverse tax impact.

CODE SECTION 988. Section 988 of the Code may apply to forward currency contracts and options on foreign currencies. Under Section 988 of the Code, gains and losses of the Portfolio on the acquisition and disposition of foreign currency (E.G. the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, foreign currency gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Portfolio's hands. Except in certain situations, special rules would generally treat the gains on short sales as short-term capital gains and would terminate the running of the holding period of "substantially identical property" held by the Portfolio. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, "substantially identical property" held by the Portfolio has a long-term holding period.

STRADDLES. Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a Portfolio may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures and forward contracts are personal property. Under Section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.
Section 1092 also provides certain "wash sale" rules (see above), which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Portfolio makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Portfolio of straddle transactions are not entirely clear.

CONSTRUCTIVE SALE. If a Portfolio has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Portfolio will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Portfolio or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

The foregoing tax discussion is a summary included for general informational purposes only. Each shareholder is advised to consult its own tax adviser with respect to the specific tax consequences to it of an investment in a Portfolio, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

Shortly after the end of each year, PFPC calculates the federal income tax status of all distributions made during the year. In addition to federal income tax, shareholders may be subject to state and local taxes on distributions from a Portfolio. Shareholders should consult their tax advisers regarding specific questions relating to federal, state and local taxes.

                     CALCULATION OF PERFORMANCE INFORMATION

The performance of a Portfolio may be quoted in terms of its yield and its total return in advertising and other promotional materials. Performance data quoted represents past performance and is not intended to indicate future performance. Performance of the Portfolios will vary based on changes in market conditions and the level of each Portfolio's expenses. These performance figures are calculated in the following manner:

MONEY MARKET PORTFOLIOS:

         A. YIELD for a money market fund is the net annualized yield for a specified 7 calendar days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

              The yield for the 7-day period ended June 30, 2001 was:

              Prime Money Market Portfolio           3.81%
              Premier Money Market Portfolio         4.16%
              U.S. Government Portfolio              3.59%
              Tax-Exempt Portfolio                   2.49%

         B. EFFECTIVE YIELD is the net annualized yield for a specified 7 calendar days assuming reinvestment of income or compounding. Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

                    Effective yield = [(Base Period Return + 1) 365/7] - 1.

                  The effective yield for the 7-day period ended June 30, 2001 was:

              Prime Money Market Portfolio           3.88%
              Premier Money Market Portfolio         4.25%
              U.S. Government Portfolio              3.65%
              Tax-Exempt Portfolio                   2.52%

         C. TAX-EQUIVALENT YIELD is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 7-day period assuming a reinvestment of all dividends paid during such period. Tax-equivalent yield is calculated by dividing that portion of the Tax-Exempt Portfolio's yield (computed as in the yield description above) which is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Tax-Exempt Portfolio that is not tax-exempt.

                  The Tax-Exempt Portfolio's tax-equivalent yield for the 7-day period ended June 30, 2001 was:

              28% tax bracket                        3.46%
              31% tax bracket                        3.61%
              36% tax bracket                        3.89%
              39.6% tax bracket                      4.12%

         The following table, which is based upon federal income tax rates in effect on the date of this Statement of Additional Information, illustrates the yields that would have to be achieved on taxable investments to produce a range of hypothetical tax-equivalent yields:

                           TAX-EQUIVALENT YIELD TABLE

Federal Marginal
Income Tax Bracket    Tax-Equivalent Yields Based on Tax-Exempt Yields of:
------------------    ----------------------------------------------------
                       2%     3%      4%      5%      6%       7%       8%
                      ---    ---     ---     ---     ---     ----     ----
          28%         2.8    4.2     5.6     6.9     8.3      9.7     11.1
          31%         2.9    4.3     5.8     7.2     8.7     10.1     11.6
          36%         3.1    4.7     6.3     7.8     9.4     10.9     12.5
         39.6%        3.3    5.0     6.6     8.3     9.9     11.6     13.2

ALL PORTFOLIOS:

         A. AVERAGE ANNUAL TOTAL RETURN is the average annual compound rate of return for the periods of one year, five years, ten years and the life of a Portfolio, where applicable, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Portfolio's shares, if any, and assume that all dividends during the respective periods were reinvested in Portfolio shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)1/n - 1

                  Where:   P   = a hypothetical initial investment of $1,000


                           T   = average annual total return


                           n   = number of years


                           ERV = ending redeemable value: ERV is the value,
                                 at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIODS ENDED DECEMBER 31, 2001

BEFORE TAXES                                                 1 YEAR               5 YEAR               10 YEAR
------------                                                 ------               ------               -------
Prime Money Market - Investor                                 3.92%                5.04%                4.63%
Premier Money Market - Institutional                          4.21%                5.37%                 N/A
U.S. Government - Investor                                    3.71%                4.90%                4.50%
Tax-Exempt - Investor                                         2.30%                2.97%                2.84%
Short/Intermediate Bond - Institutional                       8.40%                6.70%                6.37%
Broad Market Bond - Institutional                             7.94%                6.98%                6.73%
Municipal Bond - Institutional                                4.38%                4.88%                 N/A
Large Cap Growth - Institutional                            -33.06%                4.27%                9.07%
Large Cap Core - Institutional                              -17.55%                7.88                  N/A
Small Cap Core - Institutional                               -1.37%                 N/A                  N/A
International Multi-Manager - Institutional                 -26.91%                0.52%                5.32%
Large Cap Value - Institutional                              -5.14%                7.12%               11.36%
Mid Cap Value (1)                                            19.42%                 N/A                  N/A
Small Cap Value (1)                                          26.47%                 N/A                  N/A

AFTER TAXES ON DISTRIBUTIONS                                 1 YEAR               5 YEAR               10 YEAR
----------------------------                                 ------               ------               -------
Prime Money Market - Investor                                 2.37%                3.02%                2.80%
Premier Money Market - Institutional                          2.55%                3.22%                 N/A
U.S. Government - Investor                                    2.24%                2.94%                2.73%
Tax-Exempt - Investor                                         1.39%                1.79%                1.73%
Short/Intermediate Bond - Institutional                       6.10%                4.28%                3.94%
Broad Market Bond - Institutional                             5.56%                5.20%                5.84%
Municipal Bond - Institutional                                2.62%                2.98%                 N/A
Large Cap Growth - Institutional                            -33.06%                1.36%                6.20%
Large Cap Core - Institutional                              -18.06%                5.81%                 N/A
Small Cap Core - Institutional                               -1.41%                 N/A                  N/A
International Multi-Manager - Institutional                 -27.12%               -0.92%                4.56%
Large Cap Value - Institutional                              -5.87%                6.52%               11.05%
Mid Cap Value (1)                                            16.62%                 N/A                  N/A
Small Cap Value (1)                                          23.58%                 N/A                  N/A

AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION         1 YEAR        5 YEAR        10 YEAR
-------------------------------------------         ------        ------        -------

Prime Money Market - Investor                        2.37%          3.02%         2.80%
Premier Money Market - Institutional                 2.55%          3.22%          N/A
U.S. Government - Investor                           2.24%          2.94%         2.73%
Tax-Exempt - Investor                                1.39%          1.79%         1.73%
Short/Intermediate Bond - Institutional              5.11%          4.15%         3.90%
Broad Market Bond - Institutional                    4.89%          4.76%         5.16%
Municipal Bond - Institutional                       2.73%          2.96%          N/A
Large Cap Growth - Institutional                    -20.13%         4.02%         7.29%
Large Cap Core - Institutional                      -10.35%         6.05%          N/A
Small Cap Core - Institutional                       -0.83%          N/A           N/A
International Multi-Manager - Institutional         -16.26%         0.35%         4.40%
Large Cap Value - Institutional                      -2.75%         5.56%         9.64%
Mid Cap Value (1)                                    11.85%          N/A           N/A
Small Cap Value (1)                                  16.69%          N/A           N/A

(1) The Mid Cap Value and Small Cap Value Portfolios are the performance of the CRM Mid Cap Value and the Small Cap Value Funds.


   B. YIELD CALCULATIONS. From time to time, an Equity or Bond Portfolio may advertise its yield. Yield for these Portfolios is calculated by dividing the Portfolio's investment income for a 30-day period, net of expenses, by the average number of shares entitled to receive dividends during that period according to the following formula:


                          YIELD = 2[((A-B)/CD + 1)6-1]


      where:

            a = dividends and interest earned during the period;
            b = expenses accrued for the period (net of reimbursements);
            c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and
            d = the maximum offering price per share on the last day of the period.

The result is expressed as an annualized percentage (assuming semiannual compounding) of the maximum offering price per share at the end of the period.


Except as noted below, in determining interest earned during the period (variable "a" in the above formula), PFPC calculates the interest earned on each debt instrument held by a Portfolio during the period by: (i) computing the instrument's yield to maturity, based on the value of the instrument (including actual accrued interest) as of the last business day of the period or, if the instrument was purchased during the period, the purchase price plus accrued interest; (ii) dividing the yield to maturity by 360; and (iii) multiplying the resulting quotient by the value of the instrument (including actual accrued interest). Once interest earned is calculated in this fashion for each debt instrument held by the Portfolio, interest earned during the period is then determined by totaling the interest earned on all debt instruments held by the Portfolio.


For purposes of these calculations, the maturity of a debt instrument with one or more call provisions is assumed to be the next date on which the instrument reasonably can be expected to be called or, if none, the maturity date. In general, interest income is reduced with respect to debt instruments trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and increased with respect to debt instruments trading at a discount by adding a portion of the discount to daily income. In determining dividends earned by any preferred stock or other equity securities held by a Portfolio during the period (variable "a" in the above formula), PFPC accrues the dividends daily at their stated dividend rates. Capital gains and losses generally are excluded from yield calculations.


Because yield accounting methods differ from the accounting methods used to calculate net investment income for other purposes, a Portfolio's yield may not equal the dividend income actually paid to investors or the net investment income reported with respect to the Portfolio in the Fund's financial statements.

Yield information may be useful in reviewing a Portfolio's performance and in providing a basis for comparison with other investment alternatives. However, the Portfolios' yields fluctuate, unlike investments that pay a fixed interest rate over a stated period of time. Investors should recognize that in periods of declining interest rates, the Portfolios' yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Portfolios' yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolios from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of the Portfolios' holdings, thereby reducing the current yields of the Portfolios. In periods of rising interest rates, the opposite can be expected to occur.


COMPARISON OF PORTFOLIO PERFORMANCE. A comparison of the quoted performance offered for various investments is valid only if performance is calculated in the same manner. Since there are many methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Portfolio with performance quoted with respect to other investment companies or types of investments. For example, it is useful to note that yields reported on debt instruments are generally prospective, contrasted with the historical yields reported by a Portfolio.


In connection with communicating its performance to current or prospective shareholders, a Portfolio also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.


From time to time, in marketing and other literature, a Money Market Portfolio's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities such as the IBC First Tier Money Market Index for the Prime and Premier Money Market Portfolios, the IBC U.S. Government and Agency Index for the U.S. Government Portfolio and the IBC Stockbroker and general purpose funds for the Tax-Exempt Portfolio. Yield and performance over time may also be compared to the performance of bank money market deposit accounts and fixed-rate insured certificates of deposit (CDs), or unmanaged indices of securities that are comparable to money market funds in their terms and intent, such as Treasury bills, bankers' acceptances, negotiable order of withdrawal accounts, and money market certificates. Most bank CDs differ from money market funds in several ways: the interest rate is fixed for the term of the CD, there are interest penalties for early withdrawal of the deposit from a CD, and the deposit principal in a CD is insured by the FDIC.


From time to time, in marketing and other literature, the Bond and Equity Portfolios' performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc. (an organization which provides performance ranking information for broad classes of mutual funds), Lipper Analytical Services, Inc. ("Lipper") (a mutual fund research firm which analyzes over 1,800 mutual funds), CDA Investment Technologies, Inc. (an organization which provides mutual fund performance and ranking information), Morningstar, Inc. (an organization which analyzes over 2,400 mutual funds) and other independent organizations. When Lipper's tracking results are used, a Portfolio will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Rankings may be listed among one or more of the asset-size classes as determined by Lipper. When other organizations' tracking results are used, a Portfolio will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.


Since the assets in all funds are always changing, a Portfolio may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank a Portfolio in marketing and promotional literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in a Portfolio's investment policies and investments, a Portfolio's asset size and other factors deemed relevant. Advertisements and other marketing literature will indicate the time period and Lipper asset-size class or other performance ranking company criteria, as applicable, for the ranking in question.


Evaluations of Portfolio performance made by independent sources may also be used in advertisements concerning a Portfolio, including reprints of or selections from, editorials or articles about the Portfolio. Sources for performance information and articles about a Portfolio may include the following:


BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

CDA INVESTMENT TECHNOLOGIES, INC., an organization that provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.


CHANGING TIMES, THE KIPLINGER MAGAZINE, a monthly investment advisory publication that periodically features the performance of a variety of securities.


CONSUMER DIGEST, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.


FINANCIAL WORLD, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.


FORBES, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.


FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.


IBC'S MONEY FUND REPORT, a weekly publication of IBC/Donoghue, Inc., of Ashland, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "IBC's Money Fund Average," and "IBC's Government Money Fund Average."


IBC'S MONEY FUND DIRECTORY, an annual directory ranking money market mutual funds.


INVESTMENT COMPANY DATA, INC., an independent organization which provides performance ranking information for broad classes of mutual funds.


INVESTOR'S DAILY, a daily newspaper that features financial, economic, and business news.


LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, a weekly publication of industry-wide mutual fund averages by type of fund.


MONEY, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.


MUTUAL FUND VALUES, a biweekly Morningstar, Inc. publication that provides ratings of mutual funds based on fund performance risk and portfolio characteristics.


THE NEW YORK TIMES, a nationally distributed newspaper which regularly covers financial news.


PERSONAL INVESTING NEWS, a monthly news publication that often reports on investment opportunities and market conditions.


PERSONAL INVESTOR, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.


SUCCESS, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.


USA TODAY, the nation's number one daily newspaper.


U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.


WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper that regularly covers financial news.

WIESENBERGER INVESTMENT COMPANIES SERVICES, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.


                              FINANCIAL STATEMENTS


The audited financial statements and financial highlights of the Wilmington Premier Money Market, Prime Money Market, U.S. Government, Tax-Exempt, Short/Intermediate Bond, Large Cap Core, Small Cap Core, Large Cap Value, Mid Cap Value, Small Cap Value and International Multi-Manager Portfolios, including each of their corresponding Series for the fiscal year ended June 30, 2001, are set forth in WT Mutual Fund's Annual Report to shareholders, including the notes thereto and the reports of Ernst & Young, LLP thereon. The unaudited financial statements and financial highlights of the Wilmington Premier Money Market, Prime Money Market, U.S. Government, Tax-Exempt, Short/Intermediate Bond, Large Cap Core, Small Cap Core, Large Cap Value, Mid Cap Value, Small Cap Value and International Multi-Manager Portfolios, including each of their corresponding Series for the fiscal period ended December 31, 2001, are set forth in WT Mutual Fund's Semi-Annual Report to shareholders, The Annual Report and Semi-Annual Report are each incorporated herein by reference.


The Balanced Fund has not yet commenced operations and therefore, has no financial statements to report.

                                   APPENDIX A


          OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES


REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the prospectus, in managing a Portfolio's corresponding Series, the adviser or the sub-advisers (for International Multi-Manager Series) may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.


In addition to the products, strategies and risks described below and in the prospectus, the adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Portfolio's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Portfolios will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.


COVER REQUIREMENTS. No Series will use leverage in their options, futures, and in the case of the International Multi-Manager Series, its forward currency contract strategies. Accordingly, the Series will comply with guidelines established by the SEC with respect to coverage of these strategies by either
(1) setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or (2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of the Series' assets could impede portfolio management, or the Series' ability to meet redemption requests or other current obligations.


OPTIONS STRATEGIES. With the exception of the International Multi-Manager Series, a Series may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction. The International Multi-Manager Series may purchase and write (sell) options only on securities and securities indices that are traded on foreign exchanges.


Each Series may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Series to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Series either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.


Each Series may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables the Series to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Series below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Series realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Series may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, the Series may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Series purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.


Each Series may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Series declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by the Series. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Series will be obligated to sell the security at less than its market value.


Each Series may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Series will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case the Series would expect to suffer a loss.


Each Series may purchase put and call options and write covered put and call options on indexes in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Series invests. Perfect correlation is not possible because the securities held or to be acquired by the Series will not exactly match the composition of indexes on which options are purchased or written.


Each Series may purchase and write covered straddles on securities or indexes. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. The Series would enter into a long straddle when the adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. The Series would enter into a short straddle when the adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Series will set aside cash and/or liquid, unencumbered securities in a segregated account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Each Series may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indexes ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives the Series the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Series holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, the Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the Series holds a put warrant and the value of the underlying index falls, the Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The Series holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; the Series holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If the Series does not exercise an index warrant prior to its expiration, then the Series loses the amount of the purchase price that it paid for the warrant.


Each Series will normally use index warrants as it may use index options. The risks of the Series' use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Series' ability to exercise the warrants at any time or in any quantity.


OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, each Series has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:


            (1) each Series will write only covered options, and each such option will remain covered so long as the Series is obligated thereby; and


            (2) no Series will write options (whether on securities or securities indexes) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.


SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Series may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Series wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, the Series may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Series may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Series to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Series is unable to effect a closing purchase transaction with respect to options it has acquired, the Series will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Series is unable to effect a closing purchase transaction with respect to covered options it has written, the Series will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and the Series may experience material losses due to losses on the option transaction itself and in the covering securities.


In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:


      (1) The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

      (2) Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by the Series is exercised or unless a closing transaction is effected with respect to that position, the Series will realize a loss in the amount of the premium paid and any transaction costs.


      (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although the Series intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.


      (4) With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If the Series writes a call option on an index, the Series will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If the Series holds an index option and exercises it before the closing index value for that day is available, the Series runs the risk that the level of the underlying index may subsequently change.


      (5) A Series' activities in the options markets may result in a higher Series turnover rate and additional brokerage costs; however, the Series also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.


FUTURES AND RELATED OPTIONS STRATEGIES. Each Series may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.


Each Series may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Series' securities holdings. To the extent that a portion of a Series' holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Series correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the Series' holdings. A Series may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Series intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.


As in the case of a purchase of an index futures contract, a Series may purchase a call option on an index futures contract to hedge against a market advance in securities that the Series plans to acquire at a future date. The Series may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by the Series. This is analogous to writing covered call options on securities. The Series also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Series.

The International Multi-Manager Series may sell foreign currency futures contracts to hedge against possible variations in the exchange rates of foreign currencies in relation to the U.S. dollar. In addition, the Series may sell foreign currency futures contracts when a sub-adviser anticipates a general weakening of foreign currency exchange rates that could adversely affect the market values of the Series' foreign securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk to the Series of a reduction in market value caused by foreign currency exchange rate variations and, by so doing, provide an alternative to the liquidation of securities positions and resulting transaction costs. When a sub-adviser anticipates a significant foreign currency exchange rate increase while intending to invest in a security denominated in that currency, the Series may purchase a foreign currency futures contract to hedge against that increase pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Series against any rise in the foreign exchange rate that may add additional costs to acquiring the foreign security position. The Series may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. The Series may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a security denominated in that currency. The Series may purchase put options on foreign currency futures contracts as a partial hedge against a decline in the foreign exchange rates or the value of its foreign portfolio securities. The Series may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.


FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, each Series has adopted the following investment guidelines to govern its use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.


            (1) The Series will engage only in covered futures transactions, and each such transaction will remain covered so long as the Series is obligated thereby.


            (2) The Series will not write options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indexes), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Series is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Series upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Series may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when a Series purchases a contract and the value of the contract rises, the Series receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, a Series is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of a Series' obligations to or from a clearing organization.


Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.


Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for the Series to close a position and, in the event of adverse price movements, the Series would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.


In considering a Series' use of futures contracts and related options, particular note should be taken of the following:


      (1) Successful use by a Series of futures contracts and related options will depend upon the adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Series would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Series has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Series may need to sell assets at a time when such sales are disadvantageous to the Series. If the price of the futures contract moves more than the price of the underlying securities, a Series will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.


      (2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.


      (3) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Series intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Series would continue to be required to make variation margin payments.

      (4) Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.


      (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Series purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Series when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.


      (6) As is the case with options, a Series' activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Series also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.


HEDGING STRATEGIES. The International Multi-Manager Series' sub-advisers may use forward currency contracts, options and futures contracts and related options to attempt to hedge securities held by the Series. There can be no assurance that such efforts will succeed. Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investment.


The International Multi-Manager Series may enter into forward currency contracts either with respect to specific transactions or with respect to the Series' positions. When Wilmington Trust or a sub-adviser believes that a particular currency may decline compared to the U.S. dollar, the Series may enter into a forward contract to sell the currency that the adviser or the sub-adviser expects to decline in an amount approximating the value of some or all of the Series' securities denominated in that currency. Such contracts may only involve the sale of a foreign currency against the U.S. dollar. In addition, when the Series anticipates purchasing or selling a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made.


The International Multi-Manager Series also may sell (write) and purchase put and call options and futures contracts and related options on foreign currencies to hedge against movements in exchange rates relative to the U.S. dollar. In addition, the Series may write and purchase put and call options on securities and stock indexes to hedge against the risk of fluctuations in the prices of securities held by the Series or which the adviser or a sub-adviser intends to include in the portfolio. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. The Series also may sell and purchase stock index futures contracts and related options to protect against a general stock market decline that could adversely affect the Series' securities or to hedge against a general stock market or market sector advance to lessen the cost of future securities acquisitions. The Series may use interest rate futures contracts and related options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.


The International Multi-Manager Series will not enter into an options, futures or forward currency contract transaction that exposes the Series to an obligation to another party unless the Series either (i) owns an offsetting ("covered") position in securities, currencies, options, futures or forward currency contracts or (ii) has cash, receivables and liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above.


SPECIAL RISKS RELATED TO FOREIGN CURRENCY OPTIONS AND FUTURES CONTRACTS


Options and futures contracts on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option or futures contract depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the International Multi-Manager Series' position in a foreign currency option or currency contract may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options or futures transactions, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) at prices that are less favorable than for round lots.


There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options or futures markets until they reopen.


As with other options and futures positions, the International Multi-Manager Series' ability to establish and close out such positions in foreign currencies is subject to the maintenance of a liquid secondary market. Trading of some such positions is relatively new. Although the Series will not purchase or write such positions unless and until, in the adviser's or the sub-adviser's opinion, the market for them has developed sufficiently to ensure that the risks in connection with such positions are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option or futures contract at any specific time. Moreover, the Series will not enter into OTC options that are illiquid if, as a result, more than 15% of its net assets would be invested in illiquid securities.


Settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Series must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and it may be required to pay any fees, taxes and charges associated with such delivery that are assessed in the issuing country.


FORWARD CURRENCY CONTRACTS. The International Multi-Manager Series may use forward currency contracts to protect against uncertainty in the level of future foreign currency exchange rates.


The Series may enter into forward currency contracts with respect to specific transactions. For example, when the Series enters into a contract for the purchase or sale of a security denominated in a foreign currency or anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing, the Series may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. The Series will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.


The Series also may hedge by using forward currency contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions or to increase its exposure to foreign currencies that the adviser or the sub-advisers believe may rise in value relative to the U.S. dollar. For example, when the adviser or the sub-advisers believe that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Series' securities holdings denominated in such foreign currency.


The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Series to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security holding if the market value of the security exceeds the amount of foreign currency the Series is obligated to deliver. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements might not be accurately predicted, causing the Series to sustain losses on these contracts and transaction costs. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the adviser and the sub-advisers believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Series will be served.


At or before the maturity date of a forward contract requiring the Series to sell a currency, the Series may either sell a security holding and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Series will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Series may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Series would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.


The cost to the Series of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the Series owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.


Although the Series values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Series may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Series at one rate, while offering a lesser rate of exchange should the Series desire to resell that currency to the dealer.

                                   APPENDIX B


                             DESCRIPTION OF RATINGS


Moody's and S&P are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's and S&P to the securities in which the Portfolios' corresponding Series may invest is discussed below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The advisers and sub-advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Series, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Series. In that event, an adviser or sub-adviser will consider whether it is in the best interest of the Series to continue to hold the securities.


MOODY'S RATINGS


CORPORATE AND MUNICIPAL BONDS.


Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

-    Leading market positions in well-established industries.

-    High rates of return on funds employed.

- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.


MUNICIPAL NOTES. The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2" and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable-rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Notes rated "MIG 2" or "VMIG 2" are of high quality, with margins of protection that are ample although not so large as in the preceding group. Notes rated "MIG 3" or "VMIG 3" are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

S&P RATINGS


CORPORATE AND MUNICIPAL BONDS.


AAA:   Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The "A-1" rating for corporate and municipal commercial paper indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be rated "A-1+."


MUNICIPAL NOTES. The "SP-1" rating reflects a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be rated "SP-1+." The "SP-2" rating reflects a satisfactory capacity to pay principal and interest.


FITCH RATINGS


DESCRIPTION OF FITCH'S HIGHEST STATE AND MUNICIPAL NOTES RATING.


AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

F-1+ - Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                           CRM PRIME MONEY MARKET FUND
                               CRM TAX-EXEMPT FUND
                           CRM BROAD MARKET BOND FUND
                             CRM MUNICIPAL BOND FUND
                            CRM LARGE CAP VALUE FUND
                             CRM MID CAP VALUE FUND
                            CRM SMALL CAP VALUE FUND

                                       OF
                                 WT MUTUAL FUND

                              400 Bellevue Parkway
                           Wilmington, Delaware 19809





                       Statement of Additional Information

                                   May 1, 2002



This Statement of Additional Information is not a prospectus and should be read in conjunction with each Fund's current prospectus, as amended from time to time. A copy of each current prospectus and annual report may be obtained without charge, by writing to PFPC Distributors, Inc. (the "Distributor"), 3200 Horizon Drive, King of Prussia, PA 19406, and from certain institutions such as banks or broker-dealers that have entered into servicing agreements with the Distributor or by calling (800) CRM-2883.

Each Fund and its corresponding master Series' audited financial statements for the year ended June 30, 2001, included in the Annual Reports to shareholders, and unaudited financial statements for the fiscal period ended December 31, 2001, included in the Semi-Annual Reports to shareholders, are each incorporated into this SAI by reference.

                                TABLE OF CONTENTS

GENERAL INFORMATION                                                               2

INVESTMENT POLICIES                                                               2

INVESTMENT LIMITATIONS                                                           15

TRUSTEES AND OFFICERS                                                            19

INVESTMENT ADVISORY AND OTHER SERVICES                                           21

DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN                                       24

BROKERAGE ALLOCATION AND OTHER PRACTICES                                         24

CAPITAL STOCK AND OTHER SECURITIES                                               25

PURCHASE, REDEMPTION AND PRICING OF SHARES                                       25

DIVIDENDS                                                                        28

TAXATION OF THE FUNDS                                                            28

CALCULATION OF PERFORMANCE INFORMATION                                           32

FINANCIAL STATEMENTS                                                             36

APPENDIX A -- OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES         A-1

APPENDIX B -- DESCRIPTION OF RATINGS                                            B-1

                               GENERAL INFORMATION

WT Mutual Fund (the "Fund") is a diversified, open-end management investment company organized as a Delaware business trust on June 1, 1994. The name of the Fund was changed from Kiewit Mutual Fund to WT Mutual Fund on October 20, 1998.

The Fund has established the following Funds described in this Statement of Additional Information: CRM Prime Money Market, CRM Tax-Exempt, CRM Broad Market Bond, CRM Municipal Bond, CRM Large Cap Value, CRM Mid Cap Value and CRM Small Cap Value Funds. Each of these Funds issues Institutional and Investor class shares. The CRM Large Cap Value Fund, CRM Mid Cap Value Fund and CRM Small Cap Value Fund also issues Retail Class Shares. Currently, only shares of CRM Large Cap Value Fund, CRM Mid Cap Value Fund and CRM Small Cap Value Fund are being offered for sale.

                               INVESTMENT POLICIES

The following information supplements the information concerning each Fund's investment objective, policies and limitations found in the prospectus. Unless otherwise indicated, it applies to the Funds through their investment in corresponding master funds, which are series of WT Investment Trust I (the "Series").

                               MONEY MARKET FUNDS

The "Money Market Funds" are the Prime Money Market Fund and the Tax-Exempt Fund. Each has adopted a fundamental policy requiring it to maintain a constant net asset value of $1.00 per share, although this may not be possible under certain circumstances. Each Fund values its portfolio securities on the basis of amortized cost (see "Purchase, Redemption and Pricing of Shares") pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). As conditions of that Rule, the Board of Trustees has established procedures reasonably designed to stabilize each Fund's price per share at $1.00 per share. Each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less; purchases only instruments with effective maturities of 397 days or less; and invests only in securities which are of high quality as determined by major rating services or, in the case of instruments which are not rated, of comparable quality as determined by the investment adviser, Rodney Square Management Corporation, under the direction of and subject to the review of the Board of Trustees.

BANK OBLIGATIONS. The Prime Money Market Fund may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly owned banking subsidiaries of such foreign banks located in the United States.

Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by governmental regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. A brief description of some typical types of bank obligations follows:

         - BANKERS' ACCEPTANCES. The Prime Money Market Fund may invest in bankers' acceptances, which are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

         - CERTIFICATES OF DEPOSIT. The Prime Money Market Fund may invest in certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

         - TIME DEPOSITS. The Prime Money Market Fund may invest in time deposits, which are bank deposits for fixed periods of time.

CERTIFICATES OF PARTICIPATION. The Tax-Exempt Fund may invest in certificates of participation, which give the investor an undivided interest in the municipal obligation in the proportion that the investor's interest bears to the total principal amount of the municipal obligation.

CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Prime Money Market Fund may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated, at the time of purchase, in the highest category by a nationally recognized statistical rating organization ("NRSRO"), such as Moody's or S&P or, if not rated, determined by the adviser to be of comparable quality. See "Appendix B - Description of Ratings." The Funds may invest in asset-backed commercial paper subject to Rule 2a-7 restrictions on investments in asset-backed securities, which include a requirement that the security must have received a rating from a NRSRO.

FOREIGN SECURITIES. At the present time, portfolio securities of the Prime Money Market Fund that are purchased outside the United States are maintained in the custody of foreign branches of U.S. banks. To the extent that the Fund may maintain portfolio securities in the custody of foreign subsidiaries of U.S. banks, and foreign banks or clearing agencies in the future, those sub-custodian arrangements are subject to regulations under the 1940 Act that govern custodial arrangements with entities incorporated or organized in countries outside of the United States.

ILLIQUID SECURITIES. No Money Market Fund may invest more than 10% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Fund's books.

The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the adviser, pursuant to guidelines approved by the Board. The adviser will monitor the liquidity of securities held by a Fund and report periodically on such decisions to the Board.

INVESTMENT COMPANY SECURITIES. Each Money Market Fund may invest in the securities of other money market mutual funds, within the limits prescribed by the 1940 Act. These limitations currently provide, in part, that a Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund's total assets to be invested in the aggregate in all investment companies. As a shareholder in an investment company, the Fund would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. Each Fund's investments of its assets in the corresponding Series pursuant to the master/feeder structure are excepted from the above limitations.

MUNICIPAL SECURITIES. The Money Market Funds each may invest in debt obligations issued by states, municipalities and public authorities ("Municipal Securities") to obtain funds for various public purposes. Yields on Municipal Securities are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Although the interest on Municipal Securities may be exempt from federal income tax, dividends paid by a Fund to its shareholders may not be tax-exempt. A brief description of some typical types of municipal securities follows:

         - GENERAL OBLIGATION SECURITIES are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond.

         - REVENUE OR SPECIAL OBLIGATION SECURITIES are backed by the revenues of a specific project or facility tolls from a toll bridge, for example.

         - BOND ANTICIPATION NOTES normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide money for the repayment of the notes.

         - TAX ANTICIPATION NOTES finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable for these specific future taxes.

         - REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

         - INDUSTRIAL DEVELOPMENT BONDS ("IDBs") and Private Activity Bonds ("PABs") are specific types of revenue bonds issued on or behalf of public authorities to finance various privately operated facilities such as solid waste facilities and sewage plants. PABs generally are such bonds issued after April 15, 1986. These obligations are included within the term "municipal bonds" if the interest paid on them is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most case revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed, or some form of credit enhancement such as a letter of credit.

         - TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES provide for short-term capital needs and usually have maturities of one year or less. They include tax anticipation notes, revenue anticipation notes and construction loan notes.

         - CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration by way of "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association).

         - PUT BONDS are municipal bonds which give the holder the right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond's maturity date.

REPURCHASE AGREEMENTS. Each Money Market Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund if the other party to the repurchase agreement becomes bankrupt), it is the policy of a Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Fund's investment limitations.

SECURITIES LENDING. Each Money Market Fund may from time to time lend their portfolio securities pursuant to agreements, which require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceed one-third of the value of the Fund's total assets taken at fair market value. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the adviser to be of good standing and when, in the judgment of the adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

STANDBY COMMITMENTS. Each Money Market Fund may invest in standby commitments. It is expected that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Funds may pay for standby commitments either separately in cash or by paying a higher price for the obligations acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). Standby commitments purchased by the Funds will be valued at zero in determining net asset value and will not affect the valuation of the obligations subject to the commitments. Any consideration paid for a standby commitment will be accounted for as unrealized depreciation and will be amortized over the period the commitment is held by a Fund.

U.S. GOVERNMENT OBLIGATIONS. Each Money Market Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from securities supported by the full faith and credit of the United States (for example, securities of the Government National Mortgage Association), to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Tennessee Valley Authority, Federal Farm Credit Banks and the Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

VARIABLE AND FLOATING RATE SECURITIES. Each Money Market Fund may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Fund investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less.

WHEN-ISSUED SECURITIES. Each Money Market Fund may buy when-issued securities or sell securities on a delayed-delivery basis. This means that delivery and payment for the securities normally will take place approximately 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received are each fixed at the time the buyer enters into the commitment. During the period between purchase and settlement, the purchaser makes no payment and no interest accrues to the purchaser. However, when a security is sold on a delayed-delivery basis, the seller does not participate in further gains or losses with respect to the security. If the other party to a when-issued or delayed-delivery transaction fails to transfer or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss.

A Fund will make a commitment to purchase when-issued securities only with the intention of actually acquiring the securities, but the Fund may dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. A Fund may also sell the underlying securities before they are delivered, which may result in gains or losses. A separate account for each Fund is established at the custodian bank, into which cash and/or liquid securities equal to the amount of when-issued purchase commitments is deposited. If the market value of the deposited securities declines additional cash or securities will be placed in the account on a daily basis to cover the Fund's outstanding commitments.

When a Fund purchases a security on a when-issued basis, the security is recorded as an asset on the commitment date and is subject to changes in market value generally, based upon changes in the level of interest rates. Thus, upon delivery, the market value of the security may be higher or lower than its cost, and this may increase or decrease the Fund's net asset value. When payment for a when-issued security is due, a Fund will meet its obligations from then-available cash flow, the sale of the securities held in the separate account, the sale of other securities or from the sale of the when-issued securities themselves. The sale of securities to meet a when-issued purchase obligation carries with it the potential for the realization of capital gains or losses.

                                 THE BOND FUNDS

The "Bond Funds" are the Broad Market Bond and the Municipal Bond Funds. Rodney Square Management Corporation ("RSMC"), the investment adviser for the Bond Funds, employs an investment process that is disciplined, systematic and oriented toward a quantitative assessment and control of volatility. The Bond Funds' exposure to credit risk is moderated by limiting their investments to securities that, at the time of purchase, are rated investment grade by a nationally recognized statistical rating organization such as Moody's, S&P, or, if unrated, are determined by the adviser to be of comparable quality. See "Appendix B - Description of Ratings." Ratings, however, are not guarantees of quality or of stable credit quality. Not even the highest rating constitutes assurance that the security will not fluctuate in value or that a Fund will receive the anticipated yield on the security. RSMC continuously monitors the quality of the Funds' holdings, and should the rating of a security be downgraded or its quality be adversely affected, RSMC will determine whether it is in the best interest of the affected Fund to retain or dispose of the security.

The effect of interest rate fluctuations in the market on the principal value of the Bond Funds is moderated by limiting the average dollar-weighted duration of their investments -- in the case of the Broad Market Bond Fund to a range of 4 to 7 years, and in the case of the Municipal Bond Fund to a range of 4 to 8 years. Investors may be more familiar with the term "average effective maturity" (when, on average, the fixed income securities held by the Fund will mature), which is sometimes used to express the anticipated term of the Funds' investments. Generally, the stated maturity of a fixed income security is longer than it's projected duration. Under normal market conditions, the average effective maturity, in the case of the Broad Market Bond Fund, within a range of approximately 7 to 12 years, and in the case of the Municipal Bond Fund, within a range of approximately 5 to 10 years. In the event of unusual market conditions, the average dollar-weighted duration of the Funds may fall within a broader range. Under those circumstances, the Broad Market Bond Fund may invest in fixed income securities with an average dollar-weighted duration of 2 to 10 years.

RSMC's goal in managing the Broad Market Bond Fund is to gain additional return by analyzing the market complexities and individual security attributes which affect the returns of fixed income securities. The Broad Market Bond Fund is intended to appeal to investors who want a thoughtful exposure to the broad fixed income securities market and the high current returns that characterize the short-term to intermediate-term sector of that market.

Given the average duration of the holdings of the Bond Funds and the current interest rate environment, the Fund should experience smaller price fluctuations than those experienced by longer-term bond and municipal bond funds and a higher yield than fixed-price money market and tax-exempt money market funds. Of course, the Fund will likely experience larger price fluctuations than money market funds and a lower yield than longer-term bond and municipal bond funds. Given the quality of the Fund's holdings, which must be investment grade (rated within the top four categories) or comparable to investment grade securities at the time of purchase, the Funds will accept lower yields in order to avoid the credit concerns experienced by funds that invest in lower quality fixed income securities. In addition, although the Municipal Bond Fund expects to invest substantially all of its net assets in municipal securities that provide interest income that is exempt from federal income tax, it may invest up to 20% of its net assets in other types of fixed income securities that provide federally taxable income.

The composition of each Fund's holdings varies depending upon RSMC's analysis of the fixed income markets and the municipal securities markets (for the Municipal Bond Fund), including analysis of the most attractive segments of the yield curve, the relative value of the different market sectors, expected trends in those markets and supply versus demand pressures. Securities purchased by the Funds may be purchased on the basis of their yield or potential capital appreciation or both. By maintaining each Fund's specified average duration, RSMC seeks to protect the Fund's principal value by reducing fluctuations in value relative to those that may be experienced by bond funds with longer average durations. This strategy may reduce the level of income attained by the Funds. Of course, there is no guarantee that principal value can be protected during periods of extreme interest rate volatility.

RSMC may make frequent changes in the Funds' investments, particularly during periods of rapidly fluctuating interest rates. These frequent changes would involve transaction costs to the Funds and could result in taxable capital gains.

ASSET-BACKED SECURITIES. Each Bond Fund may purchase interests in pools of obligations, such as credit card or automobile loan receivables, purchase contracts and financing leases. Such securities are also known as "asset-backed securities," and the holders thereof may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction.

Asset-backed securities are typically supported by some form of credit enhancement, such as cash collateral, subordinated tranches, a letter of credit, surety bond or limited guaranty. Credit enhancements do not provide protection against changes in the market value of the security. If the credit enhancement is exhausted or withdrawn, security holders may experience losses or delays in payment if required payments of principal and interest are not made with respect to the underlying obligations. Except in very limited circumstances, there is no recourse against the vendors or lessors that originated the underlying obligations.

Asset-backed securities are likely to involve unscheduled prepayments of principal that may affect yield to maturity, result in losses, and may be reinvested at higher or lower interest rates than the original investment. The yield to maturity of asset-backed securities that represent residual interests in payments of principal or interest in fixed income obligations is particularly sensitive to prepayments.

The value of asset-backed securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool of underlying obligations, the originator of those obligations or the financial institution providing credit enhancement.

BANK OBLIGATIONS. Each Bond Fund may invest in the same U.S. dollar-denominated obligations of major banks as the Money Market Fund. (See "Money Market Funds - Bank Obligations.")

CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. Each Bond Fund may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Funds will only invest in commercial paper rated, at the time of purchase, in the highest category by a nationally recognized statistical rating organization, such as Moody's or S&P or, if not rated, determined by RSMC to be of comparable quality.

FIXED INCOME SECURITIES WITH BUY-BACK FEATURES. Fixed income securities with buy-back features enable the Bond Funds to recover principal upon tendering the securities to the issuer or a third party. Letters of credit issued by domestic or foreign banks often supports these buy-back features. In evaluating a foreign bank's credit, RSMC considers whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions that could adversely affect the bank's ability to honor its commitment under the letter of credit. The Municipal Bond Fund will not acquire municipal securities with buy-back features if, in the opinion of counsel, the existence of a buy-back feature would alter the tax-exempt nature of interest payments on the underlying securities and cause those payments to be taxable to that Fund and its shareholders.

Buy-back features include standby commitments, put bonds and demand features.

         - STANDBY COMMITMENTS. Each Bond Fund may acquire standby commitments from broker-dealers, banks or other financial intermediaries to enhance the liquidity of portfolio securities. A standby commitment entitles a Fund to same day settlement at amortized cost plus accrued interest, if any, at the time of exercise. The amount payable by the issuer of the standby commitment during the time that the commitment is exercisable generally approximates the market value of the securities underlying the commitment. Standby commitments are subject to the risk that the issuer of a commitment may not be in a position to pay for the securities at the time that the commitment is exercised.

              Ordinarily, a Fund will not transfer a standby commitment to a third party, although the Fund may sell securities subject to a standby commitment at any time. A Fund may purchase standby commitments separate from or in conjunction with the purchase of the securities subject to the commitments. In the latter case, the Fund may pay a higher price for the securities acquired in consideration for the commitment.

         - PUT BONDS. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, a Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate.

              In selecting put bonds for the Bond Funds, RSMC takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments, the bond's rating is downgraded or, in the case of a municipal bond, the bond loses its tax-exempt status.

         - DEMAND FEATURES. Many variable rate securities carry demand features that permit the holder to demand repayment of the principal amount of the underlying securities plus accrued interest, if any, upon a specified number of days' notice to the issuer or its agent. A demand feature may be exercisable at any time or at specified intervals. Variable rate securities with demand features are treated as having a maturity equal to the time remaining before the holder can next demand payment of principal. The issuer of a demand feature instrument may have a corresponding right to prepay the outstanding principal of the instrument plus accrued interest, if any, upon notice comparable to that required for the holder to demand payment.

GUARANTEED INVESTMENT CONTRACTS. A guaranteed investment contract ("GIC") is a general obligation of an insurance company. A GIC is generally structured as a deferred annuity under which the purchaser agrees to pay a given amount of money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate (either fixed or variable) for the life of the contract. Some GICs provide that the insurer may periodically pay discretionary excess interest over and above the guaranteed rate. At the GIC's maturity, the purchaser generally is given the option of receiving payment or an annuity. Certain GICs may have features that permit redemption by the issuer at a discount from par value.

Generally, GICs are not assignable or transferable without the permission of the issuer. As a result, the acquisition of GICs is subject to the limitations applicable to each Fund's acquisition of illiquid and restricted securities. The holder of a GIC is dependent on the creditworthiness of the issuer as to whether the issuer is able to meet its obligations. No Fund intends to invest more than 5% of its net assets in GICs.

ILLIQUID SECURITIES. No Bond Fund may invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid.

MONEY MARKET FUNDS. Each Bond Fund may invest in the securities of money market mutual funds, within the limits prescribed by the 1940 Act. (See "Money Market Funds - Investment Company Securities.")

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities representing interests in a pool of mortgages secured by real property.

Government National Mortgage Association ("GNMA") mortgage-backed securities are securities representing interests in pools of mortgage loans to residential home buyers made by lenders such as mortgage bankers, commercial banks and savings associations and are either guaranteed by the Federal Housing Administration or insured by the Veterans Administration. Timely payment of interest and principal on each mortgage loan is backed by the full faith and credit of the U.S. Government.

The Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") both issue mortgage-backed securities that are similar to GNMA securities in that they represent interests in pools of mortgage loans. FNMA guarantees timely payment of interest and principal on its certificates and FHLMC guarantees timely payment of interest and ultimate payment of principal. FHLMC also has a program under which it guarantees timely payment of scheduled principal as well as interest. FNMA and FHLMC guarantees are backed only by those agencies and not by the full faith and credit of the U.S. Government.

In the case of mortgage-backed securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is U.S. Government-backed.

Most mortgage-backed securities pass monthly payment of principal and interest through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, bi-weekly and semiannually. The monthly principal and interest payments also are not always passed through to the holder on a pro rata basis. In the case of collateralized mortgage obligations ("CMOs"), the pool is divided into two or more tranches and special rules for the disbursement of principal and interest payments are established.

CMO residuals are derivative securities that generally represent interests in any excess cash flow remaining after making required payments of principal and interest to the holders of the CMOs described above. Yield to maturity on CMO residuals is extremely sensitive to prepayments. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to the level of the index upon which interest rate adjustments are based.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities and may be issued by agencies or instrumentalities of the U.S. Government or by private mortgage lenders. SMBS usually are structured with two classes that receive different proportions of the interest and/or principal distributions on a pool of mortgage assets. A common type of SMBS will have one class of holders receiving all interest payments -"interest only" or "IO" -- and another class of holders receiving the principal repayments -- "principal only" or "PO." The yield to maturity of IO and PO classes is extremely sensitive to prepayments on the underlying mortgage assets.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their sub-divisions, agencies and instrumentalities, the interest on which is, in the opinion of bond counsel, exempt from federal income tax. These debt obligations are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various privately owned or operated activities. The three general categories of municipal securities are general obligation, revenue or special obligation and private activity municipal securities. A brief description of typical municipal securities follows:

         - GENERAL OBLIGATION SECURITIES are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. The proceeds from general obligation securities are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, and water and sewer systems.

         - REVENUE OR SPECIAL OBLIGATION SECURITIES are backed by the revenues of a specific project or facility - tolls from a toll bridge, for example. The proceeds from revenue or special obligation securities are used to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made. Further security may be available in the form of the state's ability, without obligation, to make up deficits in the reserve fund.

         - MUNICIPAL LEASE OBLIGATIONS may take the form of a lease, an installment purchase or a conditional sale contract issued by state and local governments and authorities to acquire land, equipment and facilities. Usually, the Funds will purchase a participation interest in a municipal lease obligation from a bank or other financial intermediary. The participation interest gives the holder a pro rata, undivided interest in the total amount of the obligation.

              Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. The interest income from the lease obligation may become taxable if the lease is assigned. Also, to free the municipal issuer from constitutional or statutory debt issuance limitations, many leases and contracts include non-appropriation clauses providing that the municipality has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the municipality on a yearly or other periodic basis. Finally, the lease may be illiquid.

         - RESOURCE RECOVERY BONDS are affected by a number of factors, which may affect the value and credit quality of these revenue or special obligations. These factors include the viability of the project being financed, environmental protection regulations and project operator tax incentives.

         - PRIVATE ACTIVITY SECURITIES are specific types of revenue bonds issued on behalf of public authorities to finance various privately operated facilities such as educational, hospital or housing facilities, local facilities for water supply, gas, electricity, sewage or solid waste disposal, and industrial or commercial facilities. The payment of principal and interest on these obligations generally depends upon the credit of the private owner/user of the facilities financed and, in certain instances, the pledge of real and personal property by the private owner/user. The interest income from certain types of private activity securities may be considered a tax preference item for purposes of the federal alternative minimum tax ("Tax Preference Item").

Short-term municipal securities in which the Funds may invest include Tax Anticipation, Revenue Anticipation, Bond Anticipation and Construction Loan Notes. These were previously described for the Money Market Funds (See "Money Market Funds - Municipal Securities.")

OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. Although the Municipal Bond Fund has no current intention of so doing, each of the Bond Fund may use options and futures contracts. The Broad Market Bond Funds may use forward currency contracts. For additional information regarding such investment strategies, see Appendix A to this Statement of Additional Information.

PARTICIPATION INTERESTS. The Bond Funds may invest in participation interests in fixed income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed income securities.

Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset-backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.

More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.

Participation interests purchased at a discount may experience price volatility. Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder's initial investment.

The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium. Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor's actual yield to maturity will be higher than that assumed at the time of purchase.

Participation interests in pools of fixed income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle must be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both federal and state consumer protection laws may allow set-offs against certain amounts owed.

The Municipal Bond Fund will only invest in participation interests in municipal securities, municipal leases or in pools of securities backed by municipal assets if, in the opinion of counsel, any interest income on the participation interest will be exempt from federal income tax to the same extent as the interest on the underlying securities.

REPURCHASE AGREEMENTS. Each Bond Fund may invest in the same repurchase agreements, as the Money Market Funds. (See "Money Market Funds - Repurchase Agreements.")

SECURITIES LENDING. Each Bond Fund may lend securities, which were previously described under "Money Market Funds - Securities Lending." The Municipal Bond Fund has no current intention of lending its portfolio securities and would do so only under unusual market conditions since the interest income that a Fund receives from lending its securities is taxable.

U.S. GOVERNMENT OBLIGATIONS. Each Bond Fund may invest in the same debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities as the Money Market Fund. (See "Money Market Funds - U.S. Government Obligations.")

VARIABLE AND FLOATING RATE SECURITIES. Each Bond Fund may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Fund investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less.

Each of the Bond Funds may also purchase inverse floaters that are floating rate instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater's price is considerably more volatile than that of a fixed rate security. For example, an issuer may decide to issue two variable rate instruments instead of a single long-term, fixed rate bond. The interest rate on one instrument reflects short-term interest rates, while the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on a fixed rate bond multiplied by two minus the interest rate paid on the short-term instrument. Depending on market availability, the two variable rate instruments may be combined to form a fixed rate bond. The market for inverse floaters is relatively new.

WHEN-ISSUED SECURITIES. The Bond Funds may buy when-issued securities or sell securities on a delayed-delivery basis, which were previously described under "Money Market Funds - When-Issued Securities."

The Municipal Bond Fund may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness ("refunding contracts"). These contracts require the issuer to sell and the Fund to buy municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. The offering proceeds are then used to refinance existing municipal obligations. Although the Municipal Bond Fund may sell its rights under a refunding contract, the secondary market for these contracts may be less liquid than the secondary market for other types of municipal securities. The Fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts usually provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). The Fund may secure its obligation under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provision of the refunding contract. When required by Securities and Exchange Commission ("SEC") guidelines, the Fund will place liquid assets in a segregated custodial account equal in amount to its obligations under outstanding refunding contracts.

ZERO COUPON BONDS. The Bond Funds may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. Tax laws requiring the distribution of accrued discount on the bonds, even though no cash equivalent thereto has been paid, may cause a Fund to liquidate investments in order to make the required distributions.

Risk Factors Applicable to the Municipal Bond Fund:

HEALTH CARE SECTOR. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. A major source of revenues for the industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for those programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums) and competition among health care providers. In the future, the following may adversely affect the industry: adoption of legislation proposing a national health insurance program; medical and technological advances which alter the demand for health services or the way in which such services are provided; and efforts by employers, insurers and governmental agencies to reduce the costs of health insurance and health care services.

Health care facilities include life care facilities, nursing homes and hospitals. The Municipal Bond Fund may invest in bonds to finance these facilities which are typically secured by the revenues from the facilities and not by state or local government tax payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be a risk of default in the payment of principal or interest on a bond issue if the facility does not maintain adequate financial reserves for debt service.

HOUSING SECTOR. The Municipal Bond Fund may invest in housing revenue bonds which typically are issued by state, county and local housing authorities and are secured only by the revenues of mortgages originated by those authorities using the proceeds of the bond issues. Factors that may affect the financing of multi-family housing projects include acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes in regulatory requirements.

Since the demand for mortgages from the proceeds of a bond issue cannot be precisely predicted, the proceeds may be in excess of demand, which would result in early retirement of the bonds by the issuer. Since the cash flow from mortgages cannot be precisely predicted, differences in the actual cash flow from the assumed cash flow could have an adverse impact upon the issuer's ability to make scheduled payments of principal and interest or could result in early retirement of the bonds.

Scheduled principal and interest payments are often made from reserve or sinking funds. These reserves are funded from the bond proceeds, assuming certain rates of return on investment of the reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate.

ELECTRIC UTILITIES SECTOR. The electric utilities industry has experienced, and may experience in the future: problems in financing large construction programs in an inflationary period; cost increases and delays caused by environmental considerations (particularly with respect to nuclear facilities); difficulties in obtaining fuel at reasonable prices; the effects of conservation on the demand for energy; increased competition from alternative energy sources; and the effects of rapidly changing licensing and safety requirements.

PROPOSED LEGISLATION. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. For example, federal tax law now limits the types and amounts of tax-exempt bonds issuable for industrial development and other types of private activities. These limitations may affect the future supply and yields of private activity securities. Further proposals affecting the value of tax-exempt securities may be introduced in the future. In addition, proposals have been made, such as that involving the "flat tax," that could reduce or eliminate the value of that exemption. If the availability of municipal securities for investment or the value of the Municipal Bond Fund's holdings could be materially affected by such changes in the law, the Trustees would reevaluate the Fund's investment objective and policies or consider the Fund's dissolution.

FUND TURNOVER. Fund turnover rates for the Series and its predecessor fund for the past 2 years, (or since the date of inception, if applicable) were:

                             12 MONTHS ENDED         12 MONTHS ENDED
                                 6/30/01                 6/30/00
Broad Market Bond                  73%                     53%
Municipal Bond                     36%                     50%


                                THE EQUITY FUNDS

The "Equity Funds" are the Large Cap Value, the Mid Cap Value and the Small Cap Value Funds.

CASH MANAGEMENT. The Equity Fund may invest in cash and cash equivalents, including high-quality money market instruments and money market funds in order to manage cash flow. Certain of these instruments are described below.

         - MONEY MARKET FUNDS. Each Equity Fund may invest in the securities of other money market mutual funds, within the limits prescribed by the 1940 Act.

         - U.S. GOVERNMENT OBLIGATIONS. Each Equity Fund may invest in the same debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities as the Money Market Funds. (See "Money Market Funds - U.S. Government Obligations.")

         - COMMERCIAL PAPER. Each Equity Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds may invest only in commercial paper rated A-1 or higher by S&P or Moody's or if not rated, determined by the adviser or sub-adviser to be of comparable quality.

         - BANK OBLIGATIONS. Each Equity Fund may invest in the same obligations of U.S. banks as the Money Market Funds. (See "Money Market Funds - Bank Obligations.")

CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.

The Equity Funds may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by a nationally recognized statistical rating organization ("NRSRO") such as Moody's or S&P, or if unrated, are determined by the adviser to be of comparable quality. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to a Fund's purchase of the security, the adviser will determine whether it is in the best interest of the Fund to retain the security.

DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

HEDGING STRATEGIES. Each Equity Fund may engage in certain hedging strategies that involve options and futures. These hedging strategies are described in detail in Appendix A.

ILLIQUID SECURITIES. Both of the Equity Funds may invest no more than 10% of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Fund's investment adviser to the Board of Trustees.

OPTIONS ON SECURITIES AND SECURITIES INDEXES. Each of the Equity Funds may purchase call options on securities that the adviser intends to include in a Fund in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. A Fund may purchase put options to hedge against a decline in the market value of securities held in the Fund or in an attempt to enhance return. A Fund may write (sell) put and covered call options on securities in which they are authorized to invest. A Fund may also purchase put and call options, and write put and covered call options on U.S. securities indexes. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the 80% of the total assets of a Fund that are invested in equity (or related) securities, a Fund may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.

REPURCHASE AGREEMENTS. Each Equity Fund may invest in the same repurchase agreements, as the Money Market Funds. (See "Money Market Funds - Repurchase Agreements.")

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 or an exemption from registration. Each of the Equity Funds may invest up to 10% of its net assets in illiquid securities. Restricted securities, including securities eligible for re-sale under 1933 Act Rule 144A, that are determined to be liquid are not subject to this limitation. This determination is to be made by the adviser or a sub-adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the adviser or a sub-adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the adviser or a sub-adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act.

SECURITIES LENDING. Each Equity Fund may lend securities subject to the same conditions applicable to the Bond Funds. (See "Bond Funds - Securities Lending.")

FUND TURNOVER. Fund turnover rates for the past 2 years, (or since inception, if applicable) were:

                         12 MONTHS ENDED        12 MONTHS ENDED
                             6/30/01                6/30/00
Large Cap Value                109%                  136%
Mid Cap Value                  163%                  274%
Small Cap Value                 90%                   96%


                             INVESTMENT LIMITATIONS

Except as otherwise provided, the Funds and their corresponding master series have adopted the investment limitations set forth below. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lessor of (i) 67% or more of the shares of a Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or redemptions of shares will not be considered a violation of the limitation.

MONEY MARKET FUNDS:

Each Fund will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) the Fund may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, however, the Fund may invest more than 25% of its total assets in the obligations of banks;

3. borrow money, except (1) from a bank for temporary or emergency purposes (not for leveraging or investment) or (2) by engaging in reverse repurchase agreements if the Fund's borrowings do not exceed an amount equal to 33 1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33 1/3% of the value of the Fund's total assets;

5. underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that the Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein;

7. purchase or sell physical commodities or contracts, provided that currencies and currency-related contracts will not be deemed physical commodities; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Fund is permitted to incur, provided that the Fund's use of options, futures contracts and options thereon or currency-related contracts will not be deemed to be senior securities for this purpose.

The investment limitations described above do not prohibit a Fund from investing all or substantially all of its assets in the shares of another registered open-end investment company such as the corresponding series of WT Investment Trust I.

With respect to the exclusion from the investment limitation described in number 2 above, the Fund has been advised that it is the SEC staff's current position, that the exclusion may be applied only to U.S. bank obligations; the Premier Money Market Fund, however, will consider both foreign and U.S. bank obligations within this exclusion.

The following non-fundamental policies apply to the Fund unless otherwise indicated, and the Board of Trustees may change them without shareholder approval.

Each Fund will not:

1. make short sales of securities except short sales against the box;

2. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities;

3. purchase portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets, and if at any time the Fund's bank borrowings exceed its fundamental borrowing limitations due to a decline in net assets, such borrowings will be promptly (within 3 days) reduced to the extent necessary to comply with such limitations;

4. make loans of portfolio securities unless such loans are fully collateralized by cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or any combination of cash and securities, marked to market daily; or

5. purchase the securities of any one issuer if as a result more than 5% of the Fund's total assets would be invested in the securities of such issuer, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

BOND FUNDS:

Each Fund will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including repurchase agreements fully collateralized by U.S. Government obligations) or to tax-exempt municipal securities;

3. borrow money, provided that the Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) or by engaging in reverse repurchase agreements if the Fund's borrowings do not exceed an amount equal to 33 1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33 1/3% of the value of the Fund's total assets;

5. underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or real estate limited partnership interests, provided that the Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities or commodities contracts except financial and foreign currency futures contracts and options thereon, options on foreign currencies and forward currency contracts; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Fund is permitted to incur, provided that futures, options and forward currency transactions will not be deemed to be senior securities for purposes of this limitation.

The investment limitations described above do not prohibit a Fund from investing all or substantially all of its assets in the shares of another registered open-end investment company such as the corresponding series of WT Investment Trust I.

The following non-fundamental policies apply to each Fund and may be changed by the Board of Trustees without shareholder approval. Each Fund will not:

1. pledge, mortgage or hypothecate its assets, except the Fund may pledge securities having a market value at the time of the pledge not exceeding 33 1/3% of the value of its total assets to secure borrowings, and the Fund may deposit initial and variation margin in connection with transactions in futures contracts and options on futures contracts;

2. make short sales of securities except short sales against the box;

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Fund may make initial and variation margin deposits in connection with permitted transactions in options or futures;

4. purchase portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets;

5. purchase or sell non-hedging futures contracts or related options if aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's total assets. For purposes of this limitation, unrealized profits and unrealized losses on any open contracts are taken into account, and the in-the-money amount of an option that is in-the-money at the time of purchase is excluded;

6. write put or call options having aggregate exercise prices greater than 25% of the Fund's net assets, except with respect to options attached to or acquired with or traded together with their underlying securities and securities that incorporate features similar to options; or

         When engaging in options, futures and forward currency contract strategies, a Fund will either: (1) set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

EQUITY FUNDS:

Each Fund will not as a matter of fundamental policy:

1. purchase the securities of any one issuer, if as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, however this limitation does not apply to investments in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

3. borrow money, however the Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3% of a Fund's assets;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5. underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate. The Funds additionally may not invest in any interest in real estate except securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein;

7. purchase or sell physical commodities. The Funds additionally are restricted from purchasing or selling contracts, options or options on contracts to purchase or sell physical commodities; or

8. issue senior securities, except to the extent permitted by the 1940 Act, however the Funds may borrow money subject to their investment limitation on borrowing.

The investment limitations described above do not prohibit a Fund from investing all or substantially all of its assets in the shares of another registered open-end investment company such as the corresponding series of WT Investment Trust I.

The following non-fundamental policies apply to each Fund unless otherwise indicated, and the Board of Trustees may change them without shareholder approval. Each Fund will not:

1. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Fund, provided that the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for future contracts are not deemed to be pledges or hypothecations for this purpose;

2. make short sales of securities except short sales against the box;

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, however the Funds may make initial and variation margin deposits in connection with permitted transactions in options without violating this limitation;

4. purchase portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets.

                              TRUSTEES AND OFFICERS

The following tables present certain information regarding the Board of Trustees of the Trust. All persons named as Trustees and officers also serve in a similar capacity for WT Investment Trust I (the "Master Trust"). Each person listed under "Interested Trustee" below is an "interested person" of the Series' investment advisers or the Trust or the Master Trust, within the meaning of the 1940 Act. Each person who is not an "interested person" of the Series' investment advisers or the Trust or the Master Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. For purposes of the information below, "Fund Complex" and "WT Fund Complex" refer to the Trust and the Master Trust, collectively,


INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN
                                                                            PRINCIPAL                  FUND           OTHER
                                  POSITION(S)       TERM OF OFFICE         OCCUPATION(S)              COMPLEX     DIRECTORSHIPS
                                   HELD WITH        AND LENGTH OF           DURING PAST             OVERSEEN BY      HELD BY
NAME, ADDRESS AND AGE                TRUST           TIME SERVED             FIVE YEARS               TRUSTEE        TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
ROBERT J. CHRISTIAN(1)              Trustee,      Shall serve until      Chief Investment                47       Trustee, WT
Rodney Square North              President and    death, resignation or  Officer of Wilmington                    Investment Trust
1100 N. Market Street           Chairman of the   removal.               Trust Company since                      I; and Director,
Wilmington, DE 19890                 Board                               February 1996.                           Rodney Square
Date of Birth: 2/49                               Trustee, President                                              Management
                                                  and Chairman of                                                 Corporation
                                                  the Board since                                                 (registered
                                                  October 1998.                                                   investment
                                                                                                                  adviser)

------------------------------------------------------------------------------------------------------------------------------------
WILLIAM P. RICHARDS, JR.(2)         Trustee       Shall serve until      Managing Director and           47       Trustee, WT
100 Wilshire Boulevard                            death, resignation or  Senior Portfolio                         Investment Trust I
Suite 600                                         removal.               Manager, Roxbury
Santa Monica, CA  90401                                                  Capital Management LLC
Date of Birth:  11/36                             Trustee since          since 1998. Prior to
                                                  October 1999.          1998, Principal, Roger
                                                                         Engemann & Associates
                                                                         (investment management
                                                                         firm).

------------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Christian is an "interested" Trustee, as defined in the 1940 Act, by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Master Trust.

(2) Mr. Richards is an "interested" Trustee by reason of his position as President of Roxbury Capital Management LLC, an investment adviser to the Master Trust.

INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN
                                                                            PRINCIPAL                  FUND           OTHER
                                  POSITION(S)       TERM OF OFFICE         OCCUPATION(S)              COMPLEX     DIRECTORSHIPS
                                   HELD WITH        AND LENGTH OF           DURING PAST             OVERSEEN BY      HELD BY
NAME, ADDRESS AND AGE                TRUST           TIME SERVED             FIVE YEARS               TRUSTEE        TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
ROBERT ARNOLD                       Trustee       Shall serve until      Founder and                     47       Trustee, WT
152 W. 57th Street, 44th Floor                    death, resignation or  co-manages, R. H.                        Investment Trust I
New York, NY  10019                               removal.  Trustee      Arnold & Co., Inc.
Date of Birth: 3/44                               since May 1997.        (investment banking
                                                                         company) since 1989.

------------------------------------------------------------------------------------------------------------------------------------
ERIC BRUCKER                        Trustee       Shall serve until      Dean, School of                 47       Trustee, WT
Widener University School of                      death, resignation or  Business                                 Investment Trust I
Business Administration                           removal.  Trustee      Administration of
Date of Birth: 12/41                              since October 1999.    Widener University
                                                                         since July 2001.
                                                                         Prior to that,
                                                                         Dean, College of
                                                                         Business, Public
                                                                         Policy and Health
                                                                         at the University
                                                                         of Maine from
                                                                         September 1998
                                                                         to June 2001,
                                                                         and Dean, School
                                                                         of Management
                                                                         at the University
                                                                         of Michigan prior
                                                                         to September 1998.

INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN
                                                                            PRINCIPAL                  FUND           OTHER
                                  POSITION(S)       TERM OF OFFICE         OCCUPATION(S)              COMPLEX     DIRECTORSHIPS
                                   HELD WITH        AND LENGTH OF           DURING PAST             OVERSEEN BY      HELD BY
NAME, ADDRESS AND AGE                TRUST           TIME SERVED             FIVE YEARS               TRUSTEE        TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
NICHOLAS A. GIORDANO                Trustee       Shall serve until      Consultant, financial           47       Trustee, WT
1755 Governor's Way                               death, resignation or  services organizations                   Investment Trust
Blue Bell, PA 19422                               removal.  Trustee      from 1997 to present;                    I, Kalmar Pooled
Date of Birth: 3/43                               since October 1998.    Interim President,                       Investment Trust,
                                                                         LaSalle University                       and Independence
                                                                         from 1998 to 1999;                       Blue Cross; and
                                                                         President and Chief                      Director
                                                                         Executive Officer,                       Fotoball, U.S.A.
                                                                         Philadelphia Stock                       (sporting and
                                                                         Exchange from 1981 to                    athletics goods
                                                                         1997.                                    manufacturer),
                                                                                                                  DaisyTek
                                                                                                                  International
                                                                                                                  (wholesale paper
                                                                                                                  and paper
                                                                                                                  products), Selas
                                                                                                                  Corporation of
                                                                                                                  America
                                                                                                                  (industrial
                                                                                                                  furnaces and
                                                                                                                  ovens).

------------------------------------------------------------------------------------------------------------------------------------
LOUIS KLEIN JR.                     Trustee       Shall serve until      Self-employed                   47       Trustee, WT
80 Butternut Lane                                 death, resignation or  financial consultant                     Investment Trust
Stamford, CT  06903                               removal.  Trustee      since 1991.                              I, Manville
Date of Birth: 5/35                               since October 1999.                                             Personal Injury
                                                                                                                  Settlement Trust

------------------------------------------------------------------------------------------------------------------------------------
CLEMENT C. MOORE, II                Trustee       Shall serve until      Managing Partner,               47       Trustee, WT
5804 Quaker Neck Road                             death, resignation or  Mariemont Holdings,                      Investment Trust I
Chestertown, MD 21620                             removal.  Trustee      LLC, (real estate
Date of Birth: 9/44                               since October 1999.    holding and
                                                                         development company)
                                                                         Since 1980.

------------------------------------------------------------------------------------------------------------------------------------
JOHN J. QUINDLEN                    Trustee       Shall serve until      Retired since 1993.             47       Trustee, WT
313 Southwinds                                    death, resignation or                                           Investment Trust
1250 W. Southwinds Blvd.                          removal.  Trustee                                               I; and Director,
Vero Beach, FL  32963                             since October 1999.                                             St. Joe Paper
Date of Birth: 5/32                                                                                               Co.

INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN
                                                                            PRINCIPAL                  FUND           OTHER
                                  POSITION(S)       TERM OF OFFICE         OCCUPATION(S)              COMPLEX     DIRECTORSHIPS
                                   HELD WITH        AND LENGTH OF           DURING PAST             OVERSEEN BY      HELD BY
NAME, ADDRESS AND AGE                TRUST           TIME SERVED             FIVE YEARS               TRUSTEE        TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
MARK A. SARGENT                     Trustee       Shall serve until      Dean and Professor of           47       Trustee, WT
Villanova University School                       death, resignation or  Law, Villanova                           Investment Trust
  of Law                                          removal.  Trustee      University School of                     I; and Director,
299 North Spring Mill Road                        since November 2001.   Law since July 1997.                     St. Thomas More
Villanova, PA  19085                                                     Associate Dean for                       Society of
Date of Birth: 4/51                                                      Academic Affairs,                        Pennsylvania.
                                                                         University of Maryland
                                                                         School of Law from
                                                                         1994 to 1997.


------------------------------------------------------------------------------------------------------------------------------------

As of the date of this Statement of Additional Information, none of the Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of, the Trust, the Master Trust or any of the Series' advisers or Distributor. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with the Trust, the Master Trust or any of the Series' advisers or the Distributor.

EXECUTIVE OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN
                                                                           PRINCIPAL                  FUND              OTHER
                                  POSITION(S)       TERM OF OFFICE         OCCUPATION(S)             COMPLEX        DIRECTORSHIPS
                                   HELD WITH        AND LENGTH OF           DURING PAST            OVERSEEN BY         HELD BY
NAME, ADDRESS AND AGE                TRUST           TIME SERVED             FIVE YEARS              TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
ERIC K. CHEUNG                      Vice          Shall serve at the     Vice President,                 N/A              None
Rodney Square North               President       pleasure of the Board  Wilmington Trust
1100 N. Market Street                             and until successor    Company since 1986.
Wilmington, DE 19890                              is elected and
Date of Birth: 12/54                              qualified.  Officer
                                                  since October 1998.

------------------------------------------------------------------------------------------------------------------------------------
JOSEPH M. FAHEY, JR.                Vice          Shall serve at the     Vice President, Rodney          N/A              None
Rodney Square North               President        pleasure of the Board  Square Management
1100 North Market Street                          and until successor    Corporation since 1992.
Wilmington, DE 19809                              is elected and
Date of Birth: 1/57                               qualified. Officer
                                                  since November 1999.

------------------------------------------------------------------------------------------------------------------------------------
FRED FILOON                         Vice          Shall serve at the     Senior Vice President,          N/A       Chairman, Round
520 Madison Avenue                President       pleasure of the Board  CRM LLC since 1989.                       Hill Community
New York, NY 10022                                and until successor                                              Church,
Date of Birth: 3/42                               is elected and                                                   Retirement Board
                                                  qualified.  Officer                                              of the Town of
                                                  since August 2000.                                               Greenwich.

------------------------------------------------------------------------------------------------------------------------------------
JOHN R. GILES                       Vice          Shall serve at the     Vice President,                 N/A              None
Rodney Square North               President       pleasure of the Board  Wilmington Trust
1100 N. Market Street                             and until successor    Company since 1996.
Wilmington, DE 19890                              is elected and
Date of Birth: 8/57                               qualified.  Officer
                                                  since December 1999.

------------------------------------------------------------------------------------------------------------------------------------
PAT COLLETTI                        Vice          Shall serve at the     Vice President and              N/A              None
400 Bellevue Parkway              President       pleasure of the Board  Director of Investment
Wilmington, DE 19809                and           and until successor    Accounting and
Date of Birth: 11/58              Treasurer       is elected and         Administration of PFPC
                                                  qualified.  Officer    Inc.  From 1986 to
                                                  since May 1999.        April 1999, Controller
                                                                         for the Reserve Funds
                                                                         since 1999.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN
                                                                           PRINCIPAL                  FUND              OTHER
                                  POSITION(S)       TERM OF OFFICE         OCCUPATION(S)             COMPLEX        DIRECTORSHIPS
                                   HELD WITH        AND LENGTH OF           DURING PAST            OVERSEEN BY         HELD BY
NAME, ADDRESS AND AGE                TRUST           TIME SERVED             FIVE YEARS              TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
MARY JANE MALONEY                  Secretary      Shall serve at the     Vice President and              N/A              None
400 Bellevue Parkway                              pleasure of the Board  Director of Regulatory
Wilmington, DE  19809                             and until successor    Administration, PFPC
Date of Birth: 6/58                               is elected and         Inc. since 1997. From
                                                  qualified.  Officer    1992 to 1997,
                                                  since October 1998.    Compliance Officer for
                                                                         SEI Investments
                                                                         Company.
------------------------------------------------------------------------------------------------------------------------------------

RESPONSIBILITIES OF THE BOARD AND COMMITTEES

BOARD. The primary responsibility of the Board is to represent the interests of the shareholders of the Portfolios and to provide oversight management of the Portfolios. Currently the Board is comprised of nine individuals, two of whom are considered "interested" Trustees as defined by the 1940 Act. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (i.e. at least quarterly) to review the investment performance of each Portfolio and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, the Board has a Nominating Committee, an Audit Committee a Regulatory Oversight Committee and a Valuation Committee. The responsibilities of each committee and its members are described below.

NOMINATING COMMITTEE. The Board has a Nominating Committee, comprised only of Independent Trustees. Currently, Messrs. Giordano and Quindlen are the Independent Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Trustees. During the fiscal year ended June 30, 2001, there were no meetings of the Nominating Committee. Upon the written request of shareholders holding at least 10% of the Trust's shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as Trustees as specified in such written request.

The Board has an Audit Committee comprised of Messrs. Arnold, Giordano and Quindlen, each an Independent Trustee. Mr. Giordano serves as the chairman of the committee. Pursuant to its charter, the Audit Committee which has the responsibility, among other things, to (1) recommend the selection of the Trust's independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditors' certifications; and (4) review with such independent auditors the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. During the fiscal year ended June 30, 2001, there were three meetings of the Audit Committee.

The Board has a Regulatory Oversight Committee, comprised of Messrs. Brucker, Klein and Moore, each an Independent Trustee. Mr. Moor serves as the chairman of the committee. The Regulatory Oversight Committee focuses on any regulatory developments in the mutual fund industry and various regulatory aspects of the operation of the Funds. Since the Regulatory Oversight Committee was recently created by the Board in August 2001, no meetings of the committee were held during the fiscal year ended June 30, 2001.

VALUATION COMMITTEE. The Board has a Valuation Committee, comprised of officers of the Trust, which reviews and monitors the Valuation Procedures adopted by the Board. The Valuation Committee is responsible for determining the fair value of each Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the Board deems necessary. The Valuation Committee meets on an ad hoc basis to discuss issues relating to the valuation of securities held by the Funds. Committee members are required to report actions taken at their meetings at the next scheduled Board meeting following the Valuation Committee's meeting. During the fiscal year ended June 30, 2001, no meetings were held by the Valuation Committee.

SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each Portfolio of the Trust and in all registered investment companies overseen by the Trustee within the Trust's family of investment companies, as of [April 30, 2002].

                                                                                       AGGREGATE DOLLAR RANGE
                                                                                       OF EQUITY SECURITIES IN
                                                                                      ALL REGISTERED INVESTMENT
                                                                                    COMPANIES OVERSEEN BY TRUSTEE
                                           DOLLAR RANGE OF EQUITY SECURITIES            WITHIN THE FAMILY OF
NAME OF TRUSTEE                             IN EACH PORTFOLIO OF THE TRUST              INVESTMENT COMPANIES
---------------                             ------------------------------              --------------------
INTERESTED TRUSTEES

ROBERT J. CHRISTIAN                                                                       $50,001-$100,000
   Large Cap Value                                       None
   Mid Cap Value                                         None
   Small Cap Value                                 $50,001-$100,000

WILLIAM P. RICHARDS                                                                             None
   Large Cap Value                                       None
   Mid Cap Value                                         None
   Small Cap Value                                       None


INDEPENDENT TRUSTEES

ROBERT ARNOLD                                                                                   None
   Large Cap Value                                       None
   Mid Cap Value                                         None
   Small Cap Value                                       None

ERIC BRUCKER                                                                                    None
   Large Cap Value                                       None
   Mid Cap Value                                         None
   Small Cap Value                                       None

NICHOLAS GIORDANO                                                                          $10,001-$50,000
   Large Cap Value                                       None
   Mid Cap Value                                    $10,001-$50,000
   Small Cap Value                                       None

LOUIS KLEIN, JR.                                                                            Over $100,000
   Large Cap Value                                 $50,001-$100,000
   Mid Cap Value                                         None
   Small Cap Value                                 $50,001-$100,000

CLEMENT C. MOORE, II                                                                        Over $100,000
   Large Cap Value                                       None
   Mid Cap Value                                     Over $100,000
   Small Cap Value                                   Over $100,000

JOHN J. QUINDLEN                                                                                None
   Large Cap Value                                       None
   Mid Cap Value                                         None
   Small Cap Value                                       None

MARK A. SARGENT                                                                                 None
   Large Cap Value                                       None
   Mid Cap Value                                         None
   Small Cap Value                                       None

As of December 31, 2001, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in the Trust's Adviser or Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or Distributor.

ADVISORY CONTRACT APPROVAL. Each of the Fund's assets are invested in a corresponding series of the Trust that has the same investment objectives, strategies and limitations as the investing Fund. Since each Fund operates as a "feeder portfolio" in a master/feeder structure with a corresponding Series of the Trust, none of the Portfolios have an investment adviser that directly manages its assets. The Funds receive investment advisory services indirectly from the investment advisers of the Series. The Trust has retained Cramer Rosenthal McGlynn LLC ("CRM") and Rodney Square Management Corporation ("RSMC") to manage the assets of certain series of the Trust. Each of these advisers have been retained pursuant to a separate investment advisory contract (collectively, the "Advisory Agreements") which have been approved by the Board of Trustees of Trust, including the Independent Trustees. Each Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Trust's Board of Trustees or by a majority of the outstanding voting securities of the Trust, and in either event, by a majority of the Independent Trustees of the Trust casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares.

In approving each of the Advisory Contracts and the continuation of such contracts, the Board of Trustees of the Trust, including the Independent Trustees, considered the reasonableness of the advisory fee payable to each investment adviser in light of the extent and quality of services provided and any additional benefits received by the advisor or its affiliates in connection with providing services to the Series, compared the fees charged to those of similar funds or clients for comparable services, and analyzed the expenses incurred by an adviser with respect to a Series. The Board of Trustees of the Trust also considered each Series' performance relative to a selected peer group, the total expenses of the Series in comparison to other funds of comparable size and other factors. Specifically, the Board of Trustees of the Trust noted information received at regular meetings throughout the year related to a Series' performance and services provided by the investment adviser, and benefits potentially accruing to the adviser and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the adviser, as well as the adviser's research arrangements, if any, with brokers who execute transactions on behalf of the Series. After requesting and reviewing such information as they deem necessary, the Board of Trustees of the Trust concluded that the continuation of each of the Advisory Agreements was in the best interests of the Series and its shareholders (i.e. the Funds). Each Advisory Agreement may be terminated by the Trust or the applicable adviser on sixty days written notice without penalty. Each Advisory Agreement will also terminate automatically in the event of its assignment, as defined in the 1940 Act.

Additional information regarding the Advisory Contracts and the fees paid to each of the investment advisers may be found under the heading of "Investment Advisory and Other Services."

COMPENSATION. The fees and expenses of the independent Trustees are paid by the Trust. The following table shows the fees paid during the fiscal year ended June 30, 2001 to the Independent Trustees for their service to the Trust and the total compensation paid to the Trustees by the WT Fund Complex, which consists of the Trust and the Master.

                                                                                                         TOTAL
                                                                                                     COMPENSATION
                                 AGGREGATE        PENSION OR RETIREMENT          ESTIMATED          FROM TRUST AND
                             COMPENSATION FROM     BENEFITS ACCRUED AS     ANNUAL BENEFITS UPON      FUND COMPLEX
INDEPENDENT TRUSTEE                TRUST          PART OF TRUST EXPENSES        RETIREMENT         PAID TO TRUSTEES
-------------------                -----          ----------------------        ----------         ----------------
Robert Arnold                    $3,404.66                 None                    None                 $27,200
Eric Brucker                     $3,404.66                 None                    None                 $27,200
Nicholas Giordano                $3,874.22                 None                    None                 $30,500
Louis Klein, Jr.                 $3,874.22                 None                    None                 $30,500
Clement C. Moore, II             $3,404.66                 None                    None                 $27,200
John Quindlen                    $3,874.22                 None                    None                 $29,400
Mark A. Sargent*                   None                    None                    None                  None

*Mr. Sargent was elected to the Board of Trustees of the Trust in November 2001. Accordingly, he has not received any compensation from the Trust or the Fund Complex as June 30, 2001.

As of April 30, 2002, Mr. Richards, a Trustee of the Trust, owned beneficially, or may be deemed to have owned beneficially, 28.73% of the outstanding shares of the Roxbury Large Cap Growth Fund, a series of the Trust.

                                 CODE OF ETHICS

The Fund, WT Investment Trust I and each of the Series' investment advisers and sub-advisers have each adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act. Directors/trustees, officers and employees of the Fund, WT Investment Trust I, and each adviser and sub-adviser are required to abide by the provisions under their respective code of ethics. On a quarterly and annual basis, the Board of Trustees reviews reports regarding the codes of ethics, including information on any substantial violations of the codes.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Persons or organizations beneficially owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" the Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of the shareholders of that Portfolio. As of May 1, 2002, the name, address and percentage ownership of each entity that owned of record 5% or more of the outstanding shares of a Portfolio were as follows:


LARGE CAP VALUE FUND (INVESTOR SHARES)
         Ronald H Mc Glynn                                               9.72%
         120 Whitehall Blvd
         Garden City, NY 11530

         Syracuse University                                             5.79%
         Treasurer's Office
         621 Skytop Road, Suite 120
         Syracuse, NY 13244

MID CAP VALUE FUND (INVESTOR SHARES)

         National Financial Services Corporation                        10.44%
         Attn: Mutual Funds 5th Floor
         200 Liberty Street
         One World Financial Center
         New York, NY 10281

         Charles Schwab & Co Inc. - Mutual Funds                        16.62%
         101 Montgomery Street
         San Francisco, CA 94104

SMALL CAP VALUE FUND (INVESTOR SHARES)

         Charles Schwab & Co Inc - Mutual Funds                          7.79%
         101 Montgomery Street
         San Francisco, CA 94104

         American Express Trust Company                                 16.43%
         FBO American Express Trust Retirement
         Services Plans
         P.O Box 534
         Minneapolis, MN 55440

         State Street Corporation                                        8.61%
         Trust America Financial 401K
         Matched Savings Plan DTD 1/13/01
         105 Rosemont Ave.
         Westwood, MA 02090

         National Financial Services Corporation                         6.08%
         Attn: Mutual Funds 5th Floor
         200 Liberty Street
         One World Financial Center
         New York, NY 10281

MID CAP VALUE FUND (INSTITUTIONAL SHARES)

         American Express Trust Company                                  5.18%
         50534 AXP Financial Center
         Minneapolis, MN 55474

         Suntrust Bank Inc.                                              7.35%
         Cust for the Norfolk Foundation
         P.O. Box 105870 - CTR 3144
         Atlanta, GA 30348

         Charles Schwab & Co Inc.                                       18.00%
         Special Custody Account
         For the Benefit of Customers
         Attn: Mutual Funds
         101 Montgomery Street
         San Francisco, CA 94101

SMALL CAP VALUE FUND (INSTITUTIONAL SHARES)

         Church Farm School Inc                                          5.41%
         P.O Box 2000
         Paoli, PA 19301

         C Lawrence Connolly, John M Ryan &                             19.86%
         Gerald I Wilson Trustees
         FBO Hewitt Associates
         Deferred Compensation Plan
         100 Half Day Road
         Lincolnshire, IL 60069

                     INVESTMENT ADVISORY AND OTHER SERVICES

RODNEY SQUARE MANAGEMENT CORPORATION
RSMC serves as the investment adviser to the Prime Money Market, Tax-Exempt Money Market, Broad Market Bond and Municipal Bond Series. RSMC is located at 1100 North Market Street, Wilmington, Delaware 19890 and is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of Wilmington Trust Corporation ("Wilmington Trust").

Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust FSB and Wilmington Brokerage Services Company, both wholly owned subsidiaries of Wilmington Trust, are registered investment advisers. In addition, WBSC is a registered broker-dealer.

For its services as adviser, RSMC received the following fees:

                                   12 MONTHS ENDED      12 MONTHS ENDED      12 MONTHS ENDED
                                       6/30/01              6/30/00              6/30/99
                                   ---------------      ---------------      ---------------
Prime Money Market Series            $10,433,540          $9,040,719           $7,672,029
Tax-Exempt Series                    $2,394,799           $2,104,423           $2,047,289
Broad Market Bond Series(1)            $55,844                N/A                  N/A
Municipal Bond Series(1)               $11,284                N/A                  N/A

(1) For the period May 9, 2001 to June 30, 2001.

For its services as advisor, RSMC waived the following fees:

                                      5/9/01 TO
                                       6/30/01
                                      ---------
Municipal Bond Series                  $24,454


Prior to May 9, 2001, Wilmington Trust served as the adviser to the Broad Market Bond Series, the Municipal Bond Series.

For Wilmington Trust's services as investment adviser to each Series, Wilmington Trust received the following fees:

                                     6/30/00 TO         12 MONTHS ENDED      12 MONTHS ENDED
                                       5/9/01               6/30/00              6/30/99
                                   ---------------      ---------------      ---------------
Broad Market Bond Series              $281,121             $305,276             $322,428
Municipal Bond Series                  $53,999              $55,020              $61,687


For its services as adviser, Wilmington Trust waived the following fees:

                                     6/30/01 TO         12 MONTHS ENDED      12 MONTHS ENDED
                                       5/9/01               6/30/00              6/30/99
                                   ---------------      ---------------      ---------------
Broad Market Bond Series              $108,377             $143,584             $103,995
Municipal Bond Series                  $39,851              $7,707               $36,996

CRAMER ROSENTHAL MCGLYNN, LLC

CRM serves as investment adviser to the Large Cap Value, the Mid Cap Value and the Small Cap Series. CRM and its predecessors have managed investments in small, medium and large capitalization companies for over 27 years. CRM is 44% owned (and therefore controlled) by Cramer, Rosenthal, McGlynn, Inc. ("CRM") and its shareholders. CRM is registered as an investment adviser with the SEC.

For its services as adviser, CRM received the following fees:

                                   12 MONTHS ENDED      12 MONTHS ENDED      12 MONTHS ENDED
                                       6/30/01              6/30/00              6/30/99
                                   ---------------      ---------------      ---------------
Large Cap Value Series                $449,744             $305,109             $128,702
Mid Cap Value Series                  $242,835              $91,720              $40,525
Small Cap Value Series               $1,635,187           $1,277,831            $985,563

For its services as adviser, CRM waived the following fees.

                                   12 MONTHS ENDED      12 MONTHS ENDED      12 MONTHS ENDED
                                       6/30/01              6/30/00              6/30/99
                                   ---------------      ---------------      ---------------
Large Cap Value Series                $101,675             $112,969              $61,969
Mid Cap Value Series                   $78,136             $129,279              $40,525
Small Cap Value Series                   $0                   $0                   N/A

For both Institutional and Investor shares, CRM has voluntarily undertaken to waive a portion of its fees and assume certain expenses of the above Funds to the extent that the total annual operating expenses exceed 1.15% and 1.50% of net assets for the Institutional and Investor shares, respectively. This undertaking will remain in place until November 2010.

ADVISORY SERVICES. Under the terms of the advisory agreements, each adviser agrees to: (a) direct the investments of each Series, subject to and in accordance with the Series' investment objective, policies and limitations set forth in the Prospectus and this Statement of Additional Information; (b) purchase and sell for each Series, securities and other investments consistent with the Series' objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Series;
(d) pay the salaries of all personnel of the Series and the adviser performing services relating to research, statistical and investment activities on behalf of the Series; (e) make available and provide such information as the Series and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of the Fund for consultation and discussion regarding the management of each Series and its investment activities. Additionally, each adviser agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Fund. Each adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-advisor pursuant to which the adviser delegates any or all of its duties as listed.

The agreements provide that each adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of any officers and the interested Trustees of the Funds who are affiliated with an adviser and the salaries of all personnel of each adviser performing services for each Fund relating to research, statistical and investment activities are paid by the adviser.

The Fund, the Series and the Series' investment advisers have each adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act. Among other provisions, such codes require investment personnel and certain other employees to pre-clear securities transactions that are subject to the code of ethics, to file reports or duplicate confirmations regarding personal securities transactions and to refrain from engaging in short-term trading of a security and transactions of a security within seven days of a Series' portfolio transaction involving the same security. Directors/trustees, officers and employees of the Fund, the Series, and each adviser are required to abide by the provisions under their respective code of ethics. On a quarterly and annual basis, the Board of Trustees reviews reports regarding the codes of ethics, including information on any substantial violations of the codes.

                     ADMINISTRATION AND ACCOUNTING SERVICES

Under separate Administration and Accounting Services Agreements, PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 performs certain administrative and accounting services for WT Mutual Fund and WT Investment Trust I. These services include preparing shareholder reports, providing statistical and research data, assisting the advisers in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Fund and the Trust. In addition, PFPC prepares and files various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any state securities commission having jurisdiction over the Fund. The accounting services performed by PFPC include determining the net asset value per share of each Fund and maintaining records relating to the securities transactions of the Fund. The Administration and Accounting Services Agreements provides that PFPC and its affiliates shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its Funds, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of their obligations and duties under the Administration and Accounting Services Agreements.

                          ADDITIONAL SERVICE PROVIDERS

INDEPENDENT AUDITORS. Ernst & Young, LLP serves as the independent auditor to the Funds and the Series providing services which include (1) auditing the annual financial statements for the Funds, (2) assistance and consultation in connection with SEC filings and (3) preparation of the annual federal income tax returns filed on behalf of each Fund.

LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Fund and WT Investment Trust I.

CUSTODIAN. Wilmington Trust Company, 1100 North Market Street, Wilmington DE 19890, serves as the Custodian.

TRANSFER AGENT. PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19890-0001, serves as the Transfer Agent and Dividend Paying Agent.

                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

PFPC Distributors, Inc. 3200 Horizon Drive, King of Prussia, PA 19406, serves as the underwriter of the Funds' shares pursuant to a Distribution Agreement with the Fund. Pursuant to the terms of the Distribution Agreement, The Distributor is granted the right to sell the shares of the Funds as agent for the Fund. Shares of the Funds are offered continuously.

Under the terms of the Distribution Agreement, the Distributor agrees to use all reasonable efforts to secure purchasers for Retail shares of the Funds.

The Distribution Agreement became effective as of January 2, 2001 and continues in effect for a period of two years. Thereafter, the agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Funds or their shareholders for losses arising in connection with the sale of Fund shares.

The Distribution Agreement terminates automatically in the event of an assignment. The agreement is also terminable without payment of any penalty with respect to any Fund (i) by vote of a majority of the Trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of any Distribution Plan of the Fund or any agreements related to a Distribution Plan, or by vote of a majority of the outstanding voting securities of the applicable Fund) on sixty (60) days' written notice to the Distributor; or (ii) by the Distributor on sixty (60) days' written notice to the Fund.

The Board of Trustees have adopted a plan of distribution pursuant to Rule 12b-1 of the 1940 Act (the "Distribution Plan"). The Distributor will be compensated for distribution services according to the Funds' Distribution Plan regardless of the Distributor's expenses. The Distribution Plan provides that the Distributor will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Distributor may pay certain financial institutions such as banks or broker-dealers who have entered into servicing agreements with the

Distributor ("Service Organizations") and other financial institutions for distribution and shareholder servicing activities.

The Distribution Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed (i) 0.25% on an annualized basis of the Retail Shares of each Fund's average net assets; and (ii) limitations set from time to time by the Board of Trustees.

Under the Distribution Plan, if any payments made by the adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by a Fund of the distribution of its Retail Shares, such payments are authorized. Each Series may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Distribution Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments. The Distributor receives no underwriting commissions in connection with the sale of the Funds' Institutional and Investor shares.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The advisers place all portfolio transactions on behalf of each Series. Debt securities purchased and sold by the Series are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Series) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

The primary objective of the advisers in placing orders on behalf of the Series for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting a broker or dealer, each adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission;
(iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Series or to the advisers.

The advisers cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. In such cases, each adviser receives services it otherwise might have had to perform itself. The research, analysis, advice and similar services provided by brokers or dealers can be useful to the advisers in serving its other clients, as well as in serving the Series. Conversely, information provided to the advisers by brokers or dealers who have executed transaction orders on behalf of other clients of the adviser may be useful in providing services to the Series. During the twelve-month periods ended June 30, 2001, 2000 and 1999, the Series paid the following brokerage commissions:

                                    12 MONTHS ENDED      12 MONTHS ENDED      12 MONTHS ENDED
                                        6/30/01              6/30/00              6/30/99
                                   ---------------      ---------------      ---------------
Prime Money Market Series                 N/A                  N/A                  N/A
Tax-Exempt Series                         N/A                  N/A                  N/A
Broad Market Bond Series                  N/A                  N/A                  N/A
Municipal Bond Series                     N/A                  N/A                  N/A
Large Cap Value Series                 $271,295             $307,935             $234,362
Mid Cap Value Series                   $244,108              $93,494              $52,621
Small Cap Value Series                 $682,244             $463,676             $424,842

Some of the advisers' other clients have investment objectives and programs similar to that of the Series. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with the Series. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the advisers not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Series and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between the Series and the other clients as to amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES

The Trust issues three separate classes of shares, Institutional, Investor and Retail shares, for each Fund. The shares of each Fund, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that
(a) the Investor Shares bear a shareholder service fees of 0.25% of the average net assets of the Investor Shares of each Fund and (b) the Retail Shares (i) bear Rule 12b-1 distribution expenses (and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid) and (ii) a shareholder service fee of 0.15% of the average net assets of the Retail Shares of each Fund. The net income attributable to Investor or Retail Shares and the dividends payable on such shares will be reduced by the amount of any shareholder service or Rule 12b-1 distribution fees; accordingly, the net asset value of the Investor and Retail Shares will be reduced by such amount to the extent a Fund has undistributed net income.

Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Fund and class takes separate votes on matters affecting only that Fund or class. For example, a change in the fundamental investment policies for a Fund would be voted upon only by shareholders of that Fund.

The Funds do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Fund's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

Individual Retirement Accounts: You may purchase shares of the Funds for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Fund IRA, call the Transfer Agent at (800) CRM-2883. PFPC Trust Company, as custodian for each IRA account receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Fund shares owned by the IRA will be redeemed automatically as payment.

Automatic Investment Plan: You may purchase Fund shares through an Automatic Investment Plan ("AIP"). Under the AIP, the Transfer Agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the $1,000 minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Fund shares will be effected at their offering price at 12:00 p.m. Eastern time for the Tax-Exempt Fund, at 2:00 p.m. Eastern Time for the Prime Money Market, Premier Money Market and U.S. Government Funds, or at the close of regular trading on the New York Stock Exchange ("Exchange") (currently 4:00 p.m., Eastern time), for the Bond and Equity Funds, on or about the 20th day of the month. For an application for the Automatic Investment Plan, check the appropriate box of the application or call the Transfer Agent at (800) CRM-2883. (Available only to Investor Shares of the Funds.)

Payroll Investment Plan: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Fund shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Fund, the distributor, the advisers or the transfer agent, to arrange for transactions under the PIP. The Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP. (Available only to Investor Shares of the Funds.)

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:

By Check: You may utilize the check writing option to redeem shares of the Prime Money Market and the Tax-Exempt Funds by drawing a check for $500 or more against a Fund account. When the check is presented for payment, a sufficient number of shares will be redeemed from your Fund account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of Fund shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the check writing procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "nonsufficient funds" and returned checks. These charges will be paid by automatically redeeming an appropriate number of Fund shares. Each Fund and the Transfer Agent reserve the right to terminate or alter the check writing service at any time. The Transfer Agent also reserves the right to impose a service charge in connection with the check writing service. If you are interested in the check writing service, contact the Transfer Agency for further information. This service is generally not available for Service Organization clients who are provided a similar service by those organizations.

By Wire: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund shares.

Systematic Withdrawal Plan: If you own shares of a Fund with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Fund shares will be effected at the NAV determined on or about the 25th day of the month. (Available only to Investor Shares of the Funds.)

Additional Information Regarding Redemptions: To ensure proper authorization before redeeming shares of the Funds, the Transfer Agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Funds will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder's cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Fund's securities or to determine the value of a Fund's net assets, or (d) ordered by a governmental body having jurisdiction over a Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the affected Fund may withdraw their requests for redemption or may receive payment based on the net asset value of the Fund next determined after the suspension is lifted.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the net asset value of the applicable Fund. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares solely in cash if the redemption requests are made by one shareholder account up to the lesser of $250,000 or 1% of the net assets of the applicable Fund during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

PRICING OF SHARES. The Money Market Funds' securities are valued on the basis of the amortized cost valuation technique. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. The valuation of the Funds' securities based upon their amortized cost and the accompanying maintenance of the Funds' per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act. Certain conditions imposed by that Rule are set forth under "Investment Policies." In connection with the use of the amortized cost valuation technique, each Fund's Board of Trustees has established procedures delegating to the adviser the responsibility for maintaining a constant net asset value per share. Such procedures include a daily review of the Fund's holdings to determine whether the Fund's net asset value, calculated based upon available market quotations, deviates from $1.00 per share. Should any deviation exceed 1/2 of 1% of $1.00, the Trustees will promptly consider whether any corrective action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such corrective action may include selling of portfolio securities prior to maturity to realize capital gains or losses, shortening average portfolio maturity, withholding dividends, redeeming shares in kind and establishing a net asset value per share based upon available market quotations.

Should the Money Market Funds incur or anticipate any unusual expense or loss or depreciation that would adversely affect its net asset value per share or income for a particular period, the Trustees would at that time consider whether to adhere to the current dividend policy or to revise it in light of the then prevailing circumstances. For example, if the Fund's net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Trustees could suspend or reduce further dividend payments until the net asset value returned to $1.00 per share. Thus, such expenses or losses or depreciation could result in investors receiving no dividends or reduced dividends for the period during which they held their shares or in their receiving upon redemption a price per share lower than that which they paid.

For the Bond Funds and the Equity Funds, the net asset value per share of each Fund is determined by dividing the value of the Fund's net assets by the total number of Fund shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern Time) each day the Funds are open for business. The Funds are open for business on days when the Exchange, PFPC and the Philadelphia branch office of the Federal Reserve are open for business.

In valuing a Fund's assets, a security listed on the Exchange (and not subject to restrictions against sale by the Fund on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

                                    DIVIDENDS

Dividends from the Money Market Funds are declared on each Business Day and paid to shareholders, generally on the first Business Day of the following month. The dividend for a Business Day immediately preceding a weekend or holiday normally includes an amount equal to the net income for the subsequent non-Business Days on which dividends are not declared. However, no such dividend includes any amount of net income earned in a subsequent semiannual accounting period. A portion of the dividends paid by the Fund may be exempt from state taxes.

Dividends from the Bond Funds' net investment income are declared on each Business Day and paid to shareholders ordinarily on the first Business Day of the following month. The dividend for a Business Day immediately preceding a weekend or holiday normally includes an amount equal to the net income expected for the subsequent non-Business Days on which dividends are not declared. However, no such dividend included any amount of net income earned in a subsequent semiannual period. Net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Fund, after deducting any available capital loss carryovers, are declared and paid annually.

Dividends from the Equity Funds' net investment income and distributions of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss), realized by each Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.

                              TAXATION OF THE FUNDS

GENERAL. Each Fund is treated as a separate corporation for federal income tax purposes. To qualify or continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

If a Fund failed to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate rates and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.

Each Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. Each Fund is permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis by the difference between the amount of includible gain and tax deemed paid. Currently, an individual's maximum tax rate on long-term capital gains is 20%. A capital gain dividend is treated by the shareholders as a long-term capital gain regardless of how long the Investor has owned the stock in a Fund.

If a Fund invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. If a Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders and treated as a capital gain.

Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls.

Investors should be aware that if Fund shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

Any loss realized by a shareholder on the redemption of shares within six months from the date of their purchase will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions (or undistributed capital gain) to that shareholder with respect to those shares.

MONEY MARKET FUNDS:

 Distributions from the Funds' investment company taxable income, if any, are taxable to its shareholders as ordinary income to the extent of the Funds' earnings and profits. Because the Funds' net investment income is derived from interest rather than dividends, no portion of the distributions thereof is eligible for the dividends-received deduction allowed to corporate shareholders.

BOND FUNDS:

 Each Bond Fund may acquire zero coupon securities issued with original issue discount. As a holder of those securities, a Fund must take into account the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because each Fund must distribute annually substantially all of its investment company taxable income and net tax-exempt income, including any original issue discount, to satisfy the distribution requirements for RICs under the Code and (except with respect to tax-exempt income) avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

TAX-EXEMPT FUND AND MUNICIPAL BOND FUND:

Each of these Funds will be able to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is excludable from gross income under Section 103(a) of the Code; both Funds intend to continue to satisfy this requirement. Distributions that a Fund properly designates as exempt-interest dividends are treated by its shareholders as interest excludable from their gross income for federal income tax purposes but may be tax preference items for purposes of the Alternative Minimum Tax ("AMT"). The aggregate dividends excludable from the shareholders' gross income may not exceed the Fund's net tax-exempt income. The shareholders' treatment of dividends from a Fund under state and local income tax laws may differ from the treatment thereof under the Code. In order to qualify to pay exempt-interest dividends, each Fund may be limited in its ability to engage in taxable transactions such as repurchase agreements, options and futures strategies and portfolio securities lending.

Tax-exempt interest attributable to certain "private activity bonds" ("PABs") (including, in the case of a RIC receiving interest on those bonds, a proportionate part of the exempt-interest dividends paid by the RIC) is a tax preference item for purposes of AMT. Furthermore, even interest on tax-exempt securities held by a Fund that are not PABs, which interest otherwise would not be a tax preference item, nevertheless may be indirectly subject to the federal alternative minimum tax in the hands of corporate shareholders when distributed to them by the Fund. Generally, PABs are issued by or on behalf of public authorities to finance various privately operated facilities. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or PABs should consult their tax advisers before purchasing a Fund's shares. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds.

Individuals who receive Social Security and railroad retirement benefits may be required to include up to 85% of such benefits in taxable income if their adjusted gross income (including income from tax-exempt sources such as the Tax-Exempt Municipal Bond Funds) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from each Fund still are tax-exempt to the extent described in the prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

The Municipal Bond Fund may invest in municipal bonds that are purchased with "market discount." For these purposes, market discount is the amount by which a bond's purchase price is exceeded by its stated redemption price at maturity or, in the case of a bond that was issued with original issue discount ("OID"), the sum of its issue price plus accrued OID, except that market discount that is less than the product of (1) -1/4 of 1% of the redemption price at maturity times and (2) the number of complete years to maturity after the taxpayer acquired the bond is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of such a bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of treating the disposition gain as above, the Municipal Bond Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

The Tax-Exempt Municipal Bond Funds informs shareholders within 60 days after its fiscal year-end (August 31) of the percentage of its income distributions designated as exempt-interest dividends. The percentage is applied uniformly to all distributions made during the year, so the percentage designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

BROAD MARKET BOND FUND:

Interest and dividends received by the Broad Market Bond Fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on their securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

EQUITY FUNDS:

It is anticipated that all or a portion of the dividends from the net investment income of each Equity Fund will qualify for the dividends-received deduction allowed to corporations. Corporate shareholders of these Funds are generally entitled to take the dividends received deduction with respect to all or a portion of the ordinary income dividends paid, to the extent of the Fund's qualifying dividend income. The qualifying portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction.

Each Equity Fund will inform shareholders within 60 days after their fiscal year-end of the percentage of its dividends designated as qualifying for the dividends received deduction.

HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by a Fund with respect to its business of investing in securities qualify as permissible income under the Income Requirement.

SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except in certain situations, special rules would generally treat the gains on short sales as short-term capital gains and would terminate the running of the holding period of "substantially identical property" held by the Fund. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, "substantially identical property" held by the Fund has a long-term holding period.

STRADDLES. Code Section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which a Fund may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Under section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

CONSTRUCTIVE SALE. If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

The foregoing tax discussion is a summary included for general informational purposes only. Each shareholder is advised to consult its own tax adviser with respect to the specific tax consequences to it of an investment in a Fund, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

Shortly after the end of each year, PFPC calculates the federal income tax status of all distributions made during the year. In addition to federal income tax, shareholders may be subject to state and local taxes on distributions from a Fund. Shareholders should consult their tax advisers regarding specific questions relating to federal, state and local taxes.

                     CALCULATION OF PERFORMANCE INFORMATION

The performance of a Fund may be quoted in terms of its yield and its total return in advertising and other promotional materials. Performance data quoted represents past performance and is not intended to indicate future performance. Performance of the Funds will vary based on changes in market conditions and the level of each Fund's expenses. These performance figures are calculated in the following manner:

MONEY MARKET FUNDS:

         A. YIELD for a money market fund is the net annualized yield for a specified 7 calendar days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

                  The yield for the 7-day period ended June 30, 2001 was:

                  Prime Money Market Fund   3.81%
                  Tax-Exempt Fund           2.49%

         B. EFFECTIVE YIELD is the net annualized yield for a specified 7 calendar days assuming reinvestment of income or compounding. Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

                  Effective yield = [(Base Period Return + 1) (365/7)] - 1.

                  The effective yield for the 7-day period ended June 30, 2001 was:

                  Prime Money Market Fund   2.96%
                  Tax-Exempt Fund           1.63%

ALL FUNDS:

         A. AVERAGE ANNUAL TOTAL RETURN is the average annual compound rate of return for the periods of one year, five years, ten years and the life of a Fund, where applicable, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Fund's shares, if any, and assume that all dividends during the respective periods were reinvested in Fund shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                                    T = (ERV/P)1/n - 1

                  Where:   P        =       a hypothetical initial investment of
                                            $1,000
                           T        =       average annual total return
                           n        =       number of years
                           ERV      =       ending redeemable value: ERV is the
                                            value, at the end of the applicable
                                            period, of a hypothetical $1,000
                                            investment made at the beginning of
                                            the applicable period.

                           AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED JUNE 30, 2001

         AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31, 2001

BEFORE TAXES                                              1 YEAR               5 YEAR                 10 YEAR
-------------------------------------------               ------               ------                 -------
Prime Money Market (1)                                     3.92%               5.04%                   4.63%
Tax-Exempt Money Market (1)                                2.30%               2.97%                   2.84%
Broad Market Bond (1)                                      7.94%               6.98%                   6.73%
Municipal Bond (1)                                         4.38%               4.88%                    N/A
Large Cap Value - Investor Shares                         -5.63%                N/A                     N/A
Mid Cap Value - Institutional Shares                      19.42%                N/A                     N/A
Small Cap Value - Investor Shares                         26.34%               12.08%                   N/A

AFTER TAXES ON DISTRIBUTIONS                              1 YEAR               5 YEAR                 10 YEAR
-------------------------------------------               ------               ------                 -------
Prime Money Market (1)                                     2.37%               3.02%                   2.80%
Tax-Exempt Money Market (1)                                1.39%               1.79%                   1.73%
Broad Market Bond (1)                                      5.56%               5.20%                   5.84%
Municipal Bond (1)                                         2.62%               2.98%                    N/A
Large Cap Value - Investor Shares                         -5.72%                N/A                     N/A
Mid Cap Value - Institutional Shares                      16.62%                N/A                     N/A
Small Cap Value - Investor Shares                         23.40%               11.03%                   N/A

AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION               1 YEAR               5 YEAR                 10 YEAR
-------------------------------------------               ------               ------                 -------
Prime Money Market (1)                                     2.37%               3.02%                   2.80%
Tax-Exempt Money Market (1)                                1.39%               1.79%                   1.73%
Broad Market Bond (1)                                      4.89%               4.76%                   5.16%
Municipal Bond (1)                                         2.73%               2.96%                    N/A
Large Cap Value - Investor Shares                         -3.43%                N/A                     N/A
Mid Cap Value - Institutional Shares                      11.85%                N/A                     N/A
Small Cap Value - Investor Shares                          16.61               9.65%                    N/A

(1) Reflects the performance of the respective Wilmington Prime Money Market, Tax-Exempt, Broad Market Bond and Municipal Bond Portfolios, the predecessors of the Funds' master series.

         B. YIELD CALCULATIONS. From time to time, an Equity or Bond Fund may advertise its yield. Yield for these Funds is calculated by dividing the Fund's investment income for a 30-day period, net of expenses, by the average number of shares entitled to receive dividends during that period according to the following formula:

                                    YIELD = 2[((A-B)/CD + 1)6-1]

                  where:
                           a        =       dividends and interest earned during
                                            the period;
                           b        =       expenses accrued for the period (net
                                            of reimbursements);
                           c        =       the average daily number of shares
                                            outstanding during the period that
                                            were entitled to receive dividends;
                                            and
                           d        =       the maximum offering price per share
                                            on the last day of the period.

The result is expressed as an annualized percentage (assuming semiannual compounding) of the maximum offering price per share at the end of the period.

Except as noted below, in determining interest earned during the period (variable "a" in the above formula), pfpc calculates the interest earned on each debt instrument held by a Fund during the period by: (i) computing the instrument's yield to maturity, based on the value of the instrument (including actual accrued interest) as of the last business day of the period or, if the instrument was purchased during the period, the purchase price plus accrued interest; (ii) dividing the yield to maturity by 360; and (iii) multiplying the resulting quotient by the value of the instrument (including actual accrued interest). Once interest earned is calculated in this fashion for each debt instrument held by the Fund, interest earned during the period is then determined by totaling the interest earned on all debt instruments held by the Fund.

For purposes of these calculations, the maturity of a debt instrument with one or more call provisions is assumed to be the next date on which the instrument reasonably can be expected to be called or, if none, the maturity date. In general, interest income is reduced with respect to debt instruments trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and increased with respect to debt instruments trading at a discount by adding a portion of the discount to daily income.

In determining dividends earned by any preferred stock or other equity securities held by a Fund during the period (variable "a" in the above formula), PFPC accrues the dividends daily at their stated dividend rates. Capital gains and losses generally are excluded from yield calculations.

Because yield accounting methods differ from the accounting methods used to calculate net investment income for other purposes, a Fund's yield may not equal the dividend income actually paid to investors or the net investment income reported with respect to the Fund in the Fund's financial statements.

Yield information may be useful in reviewing a Fund's performance and in providing a basis for comparison with other investment alternatives. However, the Funds' yields fluctuate, unlike investments that pay a fixed interest rate over a stated period of time. Investors should recognize that in periods of declining interest rates, the Funds' yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Funds' yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Funds from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of the Funds' holdings, thereby reducing the current yields of the Funds. In periods of rising interest rates, the opposite can be expected to occur.

COMPARISON OF FUND PERFORMANCE. A comparison of the quoted performance offered for various investments is valid only if performance is calculated in the same manner. Since there are many methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments. For example, it is useful to note that yields reported on debt instruments are generally prospective, contrasted with the historical yields reported by a Fund.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

From time to time, in marketing and other literature, a Money Market Fund's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities such as the IBC First Tier Money Market Index for the Premier Money Market Funds. Yield and performance over time may also be compared to the performance of bank money market deposit accounts and fixed-rate insured certificates of deposit (CDs), or unmanaged indices of securities that are comparable to money market funds in their terms and intent, such as Treasury bills, bankers' acceptances, negotiable order of withdrawal accounts, and money market certificates. Most bank CDs differ from money market funds in several ways: the interest rate is fixed for the term of the CD, there are interest penalties for early withdrawal of the deposit from a CD, and the deposit principal in a CD is insured by the FDIC.

From time to time, in marketing and other literature, the Bond and Equity Funds' performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc. (an organization which provides performance ranking information for broad classes of mutual funds), Lipper Analytical Services, Inc. ("Lipper") (a mutual fund research firm which analyzes over 1,800 mutual funds), CDA Investment Technologies, Inc. (an organization which provides mutual fund performance and ranking information), Morningstar, Inc. (an organization which analyzes over 2,400 mutual funds) and other independent organizations. When Lipper's tracking results are used, a Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Rankings may be listed among one or more of the asset-size classes as determined by Lipper. When other organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

Since the assets in all funds are always changing, a Fund may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank a Fund in marketing and promotional literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in a Fund's investment policies and investments, a Fund's asset size and other factors deemed relevant. Advertisements and other marketing literature will indicate the time period and Lipper asset-size class or other performance ranking company criteria, as applicable, for the ranking in question.

Evaluations of Fund performance made by independent sources may also be used in advertisements concerning a Fund, including reprints of or selections from, editorials or articles about the Fund. Sources for performance information and articles about a Fund may include the following:

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

CDA INVESTMENT TECHNOLOGIES, INC., an organization that provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

CHANGING TIMES, THE KIPLINGER MAGAZINE, a monthly investment advisory publication that periodically features the performance of a variety of securities.

CONSUMER DIGEST, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

FINANCIAL WORLD, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

FORBES, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

IBC'S MONEY FUND REPORT, a weekly publication of IBC/Donoghue, Inc., of Ashland, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "IBC's Money Fund Average," and "IBC's Government Money Fund Average."

IBC'S MONEY FUND DIRECTORY, an annual directory ranking money market mutual funds.

INVESTMENT COMPANY DATA, INC., an independent organization which provides performance ranking information for broad classes of mutual funds.

INVESTOR'S DAILY, a daily newspaper that features financial, economic, and business news.

LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, a weekly publication of industry-wide mutual fund averages by type of fund.

MONEY, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

MUTUAL FUND VALUES, a biweekly Morningstar, Inc. publication that provides ratings of mutual funds based on fund performance risk and portfolio characteristics.

THE NEW YORK TIMES, a nationally distributed newspaper which regularly covers financial news.

PERSONAL INVESTING NEWS, a monthly news publication that often reports on investment opportunities and market conditions.

PERSONAL INVESTOR, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

SUCCESS, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

USA TODAY, the nation's number one daily newspaper.

U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper that regularly covers financial news.

WIESENBERGER INVESTMENT COMPANIES SERVICES, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

                              FINANCIAL STATEMENTS

The audited financial statements and financial highlights of the CRM Small Cap Value, Mid Cap Value and Large Cap Value Funds for the fiscal year ended June 30, 2001, are set forth in CRM Funds annual reports to shareholders, including the notes thereto and the reports of Ernst & Young LLP thereon. The unaudited financial statements and financial highlights of the CRM Small Cap Value, Mid Cap Value and Large Cap Value Funds for the fiscal period ended December 31, 2001, are set forth in CRM Funds semi-annual reports to shareholders, including the notes thereto. The annual reports and semi-annual reports are each incorporated herein by reference. The CRM Prime Money Market, Tax-Exempt, Broad Market Bond and Municipal Bond Portfolios have not yet commenced operations and are not currently being offered.

                                   APPENDIX A

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the prospectus, in managing a Fund's corresponding Series, the adviser may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the prospectus, the adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Fund's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Funds will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.

COVER REQUIREMENTS. The Series will not use leverage in their options and futures. Accordingly, the Series will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or (2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of the Series' assets could impede portfolio management, or the Series' ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES. A Series may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction.

Each Series may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Series to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Series either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

Each Series may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables the Series to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Series below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Series realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Series may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, the Series may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Series purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

Each Series may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Series declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by the Series. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Series will be obligated to sell the security at less than its market value.

Each Series may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Series will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case the Series would expect to suffer a loss.

Each Series may purchase put and call options and write covered put and call options on indexes in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Series invests. Perfect correlation is not possible because the securities held or to be acquired by the Series will not exactly match the composition of indexes on which options are purchased or written.

Each Series may purchase and write covered straddles on securities or indexes. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. The Series would enter into a long straddle when the adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. The Series would enter into a short straddle when the adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Series will set aside cash and/or liquid, unencumbered securities in a segregated account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Each Series may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indexes ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives the Series the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Series holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, the Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the Series holds a put warrant and the value of the underlying index falls, the Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The Series holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; the Series holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If the Series does not exercise an index warrant prior to its expiration, then the Series loses the amount of the purchase price that it paid for the warrant.

Each Series will normally use index warrants as it may use index options. The risks of the Series' use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Series' ability to exercise the warrants at any time or in any quantity.

OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, each Series has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

                  (1) each Series will write only covered options, and each such option will remain covered so long as the Series is obligated thereby; and

                  (2) no Series will write options (whether on securities or securities indexes) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Series may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Series wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, the Series may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Series may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Series to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Series is unable to effect a closing purchase transaction with respect to options it has acquired, the Series will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Series is unable to effect a closing purchase transaction with respect to covered options it has written, the Series will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and the Series may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

         (1) The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

         (2) Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by the Series is exercised or unless a closing transaction is effected with respect to that position, the Series will realize a loss in the amount of the premium paid and any transaction costs.

         (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although the Series intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

         (4) With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If the Series writes a call option on an index, the Series will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If the Series holds an index option and exercises it before the closing index value for that day is available, the Series runs the risk that the level of the underlying index may subsequently change.

         (5) A Series' activities in the options markets may result in a higher Series turnover rate and additional brokerage costs; however, the Series also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

FUTURES AND RELATED OPTIONS STRATEGIES. Each Series may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

Each Series may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Series' securities holdings. To the extent that a portion of a Series' holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Series correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the Series' holdings. A Series may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Series intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, a Series may purchase a call option on an index futures contract to hedge against a market advance in securities that the Series plans to acquire at a future date. The Series may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by the Series. This is analogous to writing covered call options on securities. The Series also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Series.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, each Series has adopted the following investment guidelines to govern its use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

                  (1) The Series will engage only in covered futures transactions, and each such transaction will remain covered so long as the Series is obligated thereby.

                  (2) The Series will not write options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indexes), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Series is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Series upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Series may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when a Series purchases a contract and the value of the contract rises, the Series receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, a Series is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of a Series' obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for the Series to close a position and, in the event of adverse price movements, the Series would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering a Series' use of futures contracts and related options, particular note should be taken of the following:

         (1) Successful use by a Series of futures contracts and related options will depend upon the adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Series would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Series has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Series may need to sell assets at a time when such sales are disadvantageous to the Series. If the price of the futures contract moves more than the price of the underlying securities, a Series will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

         (2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

         (3) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Series intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Series would continue to be required to make variation margin payments.

         (4) Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

         (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Series purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Series when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

         (6) As is the case with options, a Series' activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Series also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

Moody's and S&P are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's and S&P to the securities in which the Portfolios' corresponding Series may invest is discussed below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The advisers and sub-advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Series, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Series. In that event, an adviser or sub-adviser will consider whether it is in the best interest of the Series to continue to hold the securities.

MOODY'S RATINGS

CORPORATE AND MUNICIPAL BONDS.

Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

-        Leading market positions in well-established industries.

-        High rates of return on funds employed.

- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

MUNICIPAL NOTES. The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2" and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable-rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Notes rated "MIG 2" or "VMIG 2" are of high quality, with margins of protection that are ample although not so large as in the preceding group. Notes rated "MIG 3" or "VMIG 3" are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

S&P RATINGS

CORPORATE AND MUNICIPAL BONDS.

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The "A-1" rating for corporate and municipal commercial paper indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be rated "A-1+."

MUNICIPAL NOTES. The "SP-1" rating reflects a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be rated "SP-1+." The "SP-2" rating reflects a satisfactory capacity to pay principal and interest.

FITCH RATINGS

DESCRIPTION OF FITCH'S HIGHEST STATE AND MUNICIPAL NOTES RATING.

AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

F-1+ - Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                      B-2